EXHIBIT 10.2
       NBT BANCORP INC. Defined Benefit Pension Plan Amended and Restated
                        Effective as of January 1, 2000

                 NBT BANCORP INC. DEFINED BENEFIT PENSION PLAN

             As Amended and Restated Effective as of January 1, 2000

                      (except as otherwise provided herein)












                               December 11, 2000


                                TABLE OF CONTENTS


PREAMBLE.............................................................................................ii

ARTICLE I.............................................................................................1

ARTICLE II...........................................................................................12

ARTICLE III..........................................................................................14

ARTICLE IV...........................................................................................16

ARTICLE V............................................................................................18

ARTICLE VI...........................................................................................20

ARTICLE VII..........................................................................................22

ARTICLE VIII.........................................................................................29

ARTICLE IX...........................................................................................31

ARTICLE X............................................................................................35

ARTICLE XI...........................................................................................37

ARTICLE XII..........................................................................................44

ARTICLE XIII.........................................................................................47

ARTICLE XIV..........................................................................................49

ARTICLE XV...........................................................................................51

EXHIBIT I............................................................................................56

EXHIBIT II...........................................................................................58

                                    PREAMBLE



Prior to January 1, 2000, NBT Bancorp Inc. maintained the NBT Bancorp Inc. Defined Benefit Pension Plan (the "Plan"). The portion of the Plan that existed immediately prior to January 1, 2000 shall be maintained in Appendix A hereof and shall hereinafter, for purposes of this plan document, be referred to as the "Appendix A Plan." The Appendix A Plan shall be applicable with respect to periods on and after January 1, 2000 to those individuals who qualified for the one-time election to continue to accrue benefits under the benefit formula used to calculate pension benefits in the Appendix A Plan under the terms of the Plan as it existed on December 31, 1999 and who irrevocably elected to remain in the Appendix A Plan. Except as is otherwise hereinafter expressly provided, such individuals shall be entitled to receive benefits only in accordance with the provisions of the Appendix A Plan.

The Plan is now amended and restated in its entirety as herein set forth, effective January 1, 2000, except as otherwise provided herein, to reflect its redesign to a cash balance plan (the "Account Balance Plan") for the benefit of all Eligible Employees (as defined in Section 1.19 hereof) who meet the Account Balance Plan's eligibility requirements (as set forth in Section 2.1 hereof). The Plan shall continue to be known as the NBT Bancorp Inc. Defined Benefit Pension Plan. However, except as is otherwise specifically provided, on or after January 1, 2000 all references to the Plan shall refer only to the cash balance portion hereof, which shall be Articles I through XV, including Exhibit I and
Exhibit II.

Except as is otherwise hereinafter expressly provided, the Plan and the Appendix A Plan as so amended and restated apply to persons in the employment of NBT Bancorp Inc. who are or become participants on or after January 1, 2000. Former employees whose service terminated prior to January 1, 2000, whether as a result of retirement, death, disability or any other form of termination of employment, and those entitled to benefits under the Appendix A Plan with respect to such former employees, shall be entitled to benefits under the Appendix A Plan only to the extent, if any, provided under the Appendix A Plan as in effect before January 1, 2000, except as otherwise specifically provided.

Notwithstanding the foregoing paragraph, the Appendix A Plan was amended as of March 1, 2000 (Amendment #1) and as of May 15, 2000 (Amendment #2). Any other provision of the Plan to the contrary notwithstanding, in no event will an individual who becomes a participant in the Account Balance Plan as of January 1, 2000 in accordance with the provisions of Subsection 2.1(a) of the Plan be entitled to a lesser benefit than the benefit to which such participant would have been entitled if such individual remained covered by the Appendix A Plan, inclusive of Amendment #1 and Amendment #2 (but in no event inclusive of any accruals thereunder with respect to periods after May 15, 2000).

The Plan and the Appendix A Plan are intended to be a single plan and to comply with the provisions of Section 401(a) of the Internal Revenue Code and applicable regulations thereunder.

                                    ARTICLE I

                                   DEFINITIONS

The following words and phrases, as used herein, shall have the following meanings, unless a different meaning is plainly required by the context. Some of the words and phrases used in the Plan are not defined in this Article I, but for convenience are defined as they are introduced into the text.


1.1 "Account" means the bookkeeping account established and maintained with respect to a Participant pursuant to the provisions of Section 3.1.

1.2      "Account   Balance  Accrued   Benefit"  means,  as  of  any  particular
         determination date, the annual amount of benefit, payable monthly in the Normal Form as set forth in Subsection 1.29(a), commencing at Normal Retirement Date or any later date, which is the Actuarial Equivalent of the Participant's Account as of such determination date.

1.3 "Account Balance Plan" means the portion of the Plan other than the Appendix A Plan.

1.4 "Actuarial Equivalent" means, with respect to any specified annuity or benefit, another annuity or benefit commencing at a different date and/or payable in a different form than the specified annuity or benefit, but which has the same present value as the specified annuity or benefit. Such present value is determined on the basis of the interest rate, mortality table and other factors, if any, applicable to such other annuity or benefit, as specified in Exhibit I as in effect at the date of determination.

1.5 "Affiliated Employer" means (a) a member of a "controlled group of corporations" or group of trades or businesses under common control (as defined in Code Section 414(b) and (c)) of which the Employer is a member, (b) a member of an affiliated service group (as defined in Code
         Section 414(m)) which includes the Employer, or (c) any other entity that must be aggregated with the Employer pursuant to Code Section 414(o). The term "controlled group of corporations" has the meaning given in Code Section 1563(a), but determined without regard to Code Sections 1563(a)(4) and (e)(3)(C). If an Affiliated Employer is also an Employer maintaining the Plan, the provisions of the Plan shall apply to that entity as an Employer, rather than only as an Affiliated Employer.

1.6 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

1.7 "Appendix A Plan" means the NBT Bancorp Inc. Defined Benefit Pension Plan as in effect as of December 31, 1999, and as set forth in Appendix A.

1.8 "Beneficiary" means a person, estate, trust or other entity designated as provided in Article VIII to receive the benefits which are payable under the Plan upon or after the death of a Participant.

1.9 "Benefit Commencement Date" means the first date of the first period for which an amount attributable to a Participant's Account is paid as an annuity or any other form, as determined in accordance with Section 417(f)(2) of the Code and the regulations thereunder.

1.10 "Board" or "Board of Directors" means the Board of Directors of NBT Bancorp Inc.

1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.12 "Compensation" means remuneration paid by the Employer to an Employee in the form of fixed basic annual salary or wages, commissions, overtime, and cash bonuses actually received. Compensation shall include any amount contributed by the Employer at the direction of the Employee pursuant to a salary reduction agreement, which amount is not includable in the Employee's gross income under Code Section 125 (cafeteria plans) or Code Section 402(a)(8) ("401(k)" plans). Compensation shall not include any other form of remuneration, regardless of the manner calculated or paid. For example, "Compensation" shall not include amounts realized from the exercise of stock options or from the disposition of stock or stock rights, Employer contributions to any public or private benefit plan or system, or amounts paid as severance pay.

         Notwithstanding the foregoing, with respect to periods on and after January 1, 2000, in no event will Compensation determined on an annual basis exceed $170,000 as adjusted for changes in the cost of living as provided in Section 401(a)(17) of the Code.

1.13 "Corporate Group" means the Employer and any Affiliated Employer. For purposes under the Plan of determining whether or not a person is an Employee and the period of employment of such person, each such Affiliated Employer shall be included in the "Corporate Group" only for such period or periods during which such other company is so a member of a controlled group, under common control, an affiliated service group or otherwise required to be aggregated.

1.14 "Corporation" means NBT Bancorp Inc. as now constituted or as may be constituted hereafter or any person, firm, corporation or partnership which may succeed to its business.

1.15 "Disabled Participant" means a Participant who is determined to be entitled to, and is in receipt of, disability benefits under both (a) Title II or XVI of the Social Security Act, and (b) any long term disability income plan sponsored by the Employer. A Disabled Participant shall be deemed to be "Disabled" or to have a "Disability" only during the period such individual is entitled to, and in receipt of, disability benefits under both (a) Title II or XVI of the Social Security Act, and (b) any long term disability income plan sponsored by the Employer.

1.16 "Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) which: (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant, and (b) is made pursuant to a state domestic relations law (including a community property law).

1.17      "Effective Date" means October 1, 1989.

1.18 "Eligible Compensation" means, with respect to a Plan Year, the Compensation paid to the Employee as a Participant, exclusive of any Compensation paid to the Employee while he is employed in a capacity other than as an Eligible Employee; provided, however, that in the Plan Year in which an Employee commences participation in accordance with Subsection 2.1(b), Eligible Compensation shall include all of his Compensation for such Plan Year.

1.19 "Eligible Employee" means an Employee of an Employer other than a person included in a unit of employees covered by a collective bargaining agreement (as defined in Code Section 7701(a)) between Employee representatives and the Employer, unless such collective bargaining agreement expressly provides for the inclusion of such persons as Participants in the Account Balance Plan.

         Any other provision of the Account Balance Plan to the contrary notwithstanding,

(a) in no event shall an individual who elected to participate in the Appendix A Plan as provided in Section 2.1(a) be an Eligible Employee unless such individual is reemployed after having terminated employment, in which case the opening value of such individual's Account shall be $0 and the provisions of Section
                2.4 shall apply; and

(b) in no event shall an individual be an Eligible Employee to the extent he is a Leased Employee or is retained by the Employer to perform services for the Employer (for either a definite or indefinite duration) and is characterized thereby as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an employee), regardless of such individual's status under common law, including, without limitation, any such individual who is or has been determined by a third party, including, without limitation, a government agency or board or court or arbitrator, to be an employee of the Employer for any purpose, including, without limitation, for purposes of any employee benefit plan of the Employer (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

1.20 "Employee" means any person who receives compensation for personal services, other than a retainer or fee under a contract, from a member of the Corporate Group and who is treated by such entity as a common law employee for employment tax withholding purposes. Any Leased Employee shall be considered to be an Employee solely for the purposes specified in Code Section 414(n).

1.21 "Employer" means (a) the Corporation, or (b) any other member of the Corporate Group which may elect to participate with the approval of the Board of Directors.

1.22 "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.23 "Fund" or "Trust Fund" shall mean the assets of the Plan (including the Appendix A Plan).

1.24 Highly Compensated Employee shall mean a highly compensated employee within the meaning of Code Section 414(q). As set forth below, the term "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. In the following subsections, the term "determination year" means the current Plan Year and the term "look-back year" means the twelve-month period immediately preceding the determination year.

(A) HIGHLY COMPENSATED ACTIVE EMPLOYEE: A highly compensated active employee includes any Employee who performs services for the Employer during the determination year and who (i) for the preceding determination year, received compensation from the Employer in excess of $80,000 (as adjusted by the Secretary of the Treasury), or (ii) was a 5-Percent Owner (as defined in section 416(i)(1) of the Code) at any time during the determination year or the preceding determination years.

(B) HIGHLY COMPENSATED FORMER EMPLOYEE: A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

(C) INCORPORATION OF SECTION 414(Q): The determination of who is a Highly Compensated Employee under the above rules, shall be made in accordance with Code Section 414(q) and implementing Regulations, which are hereby incorporated by reference.

1.25 "Hour of Service" shall mean an hour determined in accordance with the following provisions. In this definition, the term "computation period" means the Plan Year, with the following exception. To the extent that a "Year of Service" is defined as a different period for eligibility purposes, that period shall be considered a computation period in crediting Hours of Service for eligibility.

(A) GENERAL RULES FOR CREDITING HOURS: For all purposes under the Plan, an Employee shall be credited with an Hour of Service for all of the following:

                  (i) Each hour for which the Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

                  (ii) Each hour for which the Employee is paid, or entitled to payment, by the Employer, on account of a period during which no
                            duties are performed    (whether   or   not   the
                            employment relationship  has  terminated),   due  to
                            vacation, holiday, illness, incapacity (including
                            disability), layoff,   jury  duty,  military  duty
                            or leave of absence. No more than 501 Hours of Service shall be credited under this subsection for any single, continuous period,whether or not such period occurs in a single computation period.

                  (iii) Each hour for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection (i) or (ii), whichever is applicable, and this subsection (iii). Under this subsection, Hours of Service will be credited to the Employee for the computation period to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

                  Hours under this subsection shall be calculated and credited pursuant to Department of Labor Regulation 2530.200b-2(b) and
                  (c), which is incorporated herein by reference.

(b) HOURS NOT KEPT: An Employee for whom hours are not normally kept shall receive credit for 45 Hours of Service for each weekly pay period during which the Employee performs one Hour of Service under the conditions described in subsection (a)(i) or (ii) above.

(c) AFFILIATED EMPLOYERS: For eligibility and vesting purposes (Articles II and V), Hours of Service shall also be credited for employment with any Affiliated Employer.


(d) For eligibility and vesting purposes hereunder, Hours of Service shall include each hour: for which an Employee, who was employed by any banking institution or banking facility as of the date immediately preceding the date of the Employer's acquisition of that institution or facility, was credited with an hour of service under the terms of such former employer's tax-qualified retirement plan as of the date immediately preceding the date of the Employer's acquisition of the institution or facility.

(e) Hours of Service shall be granted for eligibility and vesting purposes during a period of military service which does not exceed two years in duration. Hours of Service will be credited on the basis of the Employee's normal workweek when such leave commenced. For purposes of this subsection (e), military service is service with the Armed Forces of the United States during periods of war, national emergency or conscription, subject to the condition that the Employee returns to active employment with the Employer within the period his reemployment rights are protected by applicable law. Notwithstanding the foregoing, Hours of Service shall include qualified military service to the extent required by Code Section 414(u), if such Code Section would grant more service to the Employee.

(f) Except to the extent required by subsection (a)(ii) above, Hours of Service shall not be granted for any purpose under the Plan as a result of an Employee's receipt of severance pay from the Employer.


1.26 "Interest Credit" means with respect to any Plan Year, additions to a Participant's Account determined pursuant to Section 3.3.

1.27 "Interest Credit Rate" means with respect to a Plan Year the average annual yield on 30-year U.S. Treasury securities for the November of the prior year.

1.28 "Leased Employee" shall mean any person (other than one who is an employee without regard to a leasing arrangement) who performs services pursuant to an agreement between the Employer and a leasing organization if:

         (a) The services have been performed for the Employer or for the Employer and related persons (determined in accordance with Code
                Section 414(n)(6)) on a substantially full-time basis for a period of at least one year; and

         (b) The services are performed under the primary direction or control of the Employer.

1.29     "Normal Form" means

(a) for a Participant who is not married on his Benefit Commencement Date a straight life annuity, payable in monthly installments, for the life of the Participant; provided, however, that if the Participant shall die before having received 60 monthly payments, such monthly payments shall be continued to his Beneficiary until the total number of monthly payments to such Participant and Beneficiary equals 60 (i.e., the Life Annuity With 5 Years Certain). If the Participant and Beneficiary die before having received a total of 60 monthly payments, the Actuarial Equivalent value of the balance of such monthly payments shall be paid in a single sum to the estate of the survivor of the Participant and Beneficiary.

(b) for a Participant who is married on his Benefit Commencement Date, a 50 percent joint and survivor annuity with the Surviving Spouse as Beneficiary (i.e., the Joint And 50% Survivor Annuity), which is the Actuarial Equivalent of the benefit that would be payable to the Participant if the Participant was not married on his Benefit Commencement Date.

1.30     "Normal Retirement Age" means the Employee's 65th birthday.

1.31 "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's Normal
         Retirement Age.

1.32 "Opening Account Balance" means the initial bookkeeping account established as hereinafter provided as of January 1, 2000 with respect to an Employee as of December 31, 1999 who both (i) participated in the Plan immediately before January 1, 2000 and (ii) becomes a Participant in the Account Balance Plan in accordance with Section 2.1(a) as of January 1, 2000. Such Opening Account Balance shall equal the greater of (a) and (b) below:

(a) A lump sum amount equal to the Actuarial Equivalent lump sum present value of the Employee's "Accrued Benefit" (as such term is defined in Section 2.01 of the Appendix A Plan) as of December 31, 1999.

(b)      A lump sum amount equal to the product of (i), (ii) and (iii) below:

(i)     five percent (5%);

(ii) the Participant's "Frozen Three Year Average Compensation" (as hereinafter defined); and

(iii) the Participant's "Frozen Years of Benefit Service" (as hereinafter defined) as of December 31, 1999.

         For purposes of this Section 1.32, the following terms shall have the following meanings:

(a) "Frozen Three Year Average Compensation" shall mean the average of the Participant's annual "compensation" (as such term is defined in Section 2.14 of the Appendix A Plan) for the three Frozen Years of Benefit Service during the Participant's last ten "Years of Benefit Service" (as such term is defined in Section 2.70 of the Appendix A Plan) before January 1, 2000 that produces the highest average. If a Participant has less than three Frozen Years of Benefit Service, the Participant's Frozen Three Year Average Compensation shall be the average of his annual
        Compensation for his total Frozen Years of Benefit Service.  For
        Plan Years that begin prior to October 1, 1993,
        Frozen Three Year Average Compensation shall be determined by reference to "compensation" (as such term is defined in Section 2.14 of the Appendix A Plan) received by the Participant for each applicable calendar year. For Plan Years that begin after September 30, 1993, Frozen Three Year Average Compensation shall be based upon the "compensation"
        (as such term is defined in Section 2.14 of the Appendix A Plan) received by the Participant for each applicable Plan
        Year. In all cases, Frozen Three Year Average Compensation shall be based upon consecutive Frozen Years of Benefit Service.

(b) "Frozen Years of Benefit Service" means the number of "Years of Benefit Service" (as such term is defined in Section 2.70 of the Appendix A Plan) standing to the Participant's credit as of December 31, 1999.

1.33 "Participant" means an Eligible Employee who becomes a Participant in the Account Balance Plan pursuant to the provisions in Article II. Participant also means any Eligible Employee or former Eligible Employee who is receiving benefit payments under the Account Balance Plan or with respect to whom an Account is being maintained after termination of employment under the Account Balance Plan.

1.34 "Pay-Based Credits" means additions to a Participant's Account determined pursuant to Section 3.2.

1.35 "Plan" means the NBT Bancorp Inc. Defined Benefit Pension Plan as amended and restated effective January 1, 2000, as set forth herein and as may hereafter be amended from time to time. The Plan is a continuation, through amendment and restatement, of the Appendix A Plan.

1.36 "Plan Administrator" means the person, committee or other entity appointed to administer the Plan in accordance with Article XI. The Plan Administrator shall be the "named fiduciary" for the management, operation and administration of the Plan, within the meaning of Section 402(a) of ERISA.

1.37    "Plan Year" means the calendar year.

1.38 "Qualified Domestic Relations Order" means a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits that would otherwise be payable with respect to a Participant under the Plan, and that meets the requirements described in Article XII.

1.39 "Qualified Election" means an election by the Participant that (i) expressly rejects the automatic joint and 50% surviving spouse annuity as described in Section 7.2, (ii) designates the form in which the Participant's Account Balance Accrued Benefit shall be paid (which designation may not be changed without Spousal Consent, unless the change is to elect the automatic joint and 50% surviving spouse annuity), (iii) designates the Beneficiary who is to receive any payments that are to be made after the death of the Participant under such benefit payment form (which designation can not be changed without Spousal Consent, unless the change is to name the Surviving Spouse as

         Beneficiary),  (iv)  is  in  writing  on  a  form  prescribed  by  Plan
         Administrator for such purpose, (v) is filed with the Plan Administrator within the period described in Section 7.2(e), and (vi) contains Spousal Consent.

1.40 "Retirement Benefit" means a lump sum payment or a series of monthly payments which are payable to an individual who is entitled to receive benefits under the Account Balance Plan.

1.41 "Service" means the sum of (i) the period of "Service" (if any) standing to an Employee's credit immediately prior to January 1, 2000 in accordance with the provisions of the Appendix A Plan as then in effect, and (ii) the number of Plan Years after December 31, 1999 (or if later the Plan Year that includes the date as of which a Participant first becomes an Employee for purposes of the Plan), and ending with the Plan Year in which such Participant was last employed by the Corporate Group, but excluding each Plan Year in such period during which the Participant had less than 1,000 Hours of Service.

1.42 "Specified Percentage" means, with respect to the amount of Pay-Based Credits with respect to Eligible Compensation for a given Plan Year, five percent (5%) plus, in the case of an individual who was a Participant as of January 1, 2000 and who attained age fifty as of such date, an additional fractional percentage of Eligible Compensation for such Plan Year equal to 0.5% for each year over age forty-nine that the Participant has attained as of January 1, 2000, determined in accordance with the following schedule:



                                     AGE AT                ADDITIONAL
                                   01/01/2000              PERCENTAGE

                                       50                     0.5%
                                       51                     1.0%
                                       52                     1.5%
                                       53                     2.0%
                                       54                     2.5%
                                       55                     3.0%
                                       56                     3.5%
                                       57                     4.0%
                                       58                     4.5%
                                       59                     5.0%
                                       60                     5.5%
                                       61                     6.0%
                                       62                     6.5%
                                       63                     7.0%
                                   64 OR OLDER                7.5%

1.43 "Spousal Consent" means an irrevocable written consent by the Spouse of a Participant to an election by the Participant under Article VII or
         Article VIII which consent (i) acknowledges the effect of such election, designation or action and (ii) is witnessed by a Plan representative or a notary public. A Spouse shall be deemed to have given such consent if it is established to the satisfaction of the Plan Administrator that actual written consent to an election cannot be obtained from the Spouse because the Spouse cannot be located or because of such other circumstances as may be prescribed in accordance with Treasury Regulation Section 1.401(a)-20, Q&A-27. Any such consent (including such deemed consent) by a Spouse shall be effective only with respect to such Spouse. Except as otherwise provided under Section 1.39, Spousal Consent with respect to a Qualified Election shall be effective only for such election, and any change in such election shall require a new Spousal Consent, unless the Spousal Consent expressly permits the Participant to change such election without obtaining the consent of his Spouse with respect to such change. A former spouse who is treated as a Spouse under Section 1.44 must consent to any election that affects benefit payments, if any, to be made to such former spouse, but no consent shall be required from such former spouse with respect to benefits that are not required to be paid to such former spouse under Article XII. No consent obtained under this Section 1.43 shall be valid unless the Participant has received any notice required under Sections 401(a)(11) and 417 of the Code and the regulations thereunder.

1.44 "Spouse" means, as of any date, the person to whom the Participant is legally married on such date. A former spouse shall be treated as a Spouse to the extent provided under a Qualified Domestic Relations Order.

1.45 "Surviving Spouse" means the Participant's Spouse on such Participant's date of death.

1.46 "Trust," means the legal entity resulting from the Trust Agreement between the Employer and the Trustee.

1.47     "Trust  Agreement"  means the  agreement  between the  Employer and the
         Trustee,   or  any  successor  Trustee,   establishing  the  Trust  and
         specifying the duties of the Trustee.

1.48 "Trustee" means the trustee or trustees designated by the Board of Directors.

1.49 "Year of Eligibility Service" means a computation period during which an Employee is credited with at least 1,000 Hours of Service.

        (a) For purposes of Article II, the first eligibility computation period is the 12-consecutive-month period that begins on the date the Employee first performs an Hour of Service. Succeeding 12-consecutive-month computation periods begin on the first day of each Plan Year thereafter.

        (b) For purposes of Article III, each separate Plan Year shall be deemed to be a separate computation period.

The use of the masculine pronoun shall include the feminine gender and the singular shall include the plural whenever appropriate.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION


2.1      ELIGIBILITY AND PARTICIPATION REQUIREMENTS:

(a) Each individual who was a participant in the Plan as in effect as of December 31, 1999 was given the opportunity to make a one-time irrevocable election to either participate in the Account Balance Plan or to remain in the Appendix A Plan. Each such individual shall become a Participant in the Account Balance Plan or continue as a Participant in the Appendix A Plan, as of January 1, 2000, in accordance with such individual's election. In no event shall an Employee commence participation in the Account Balance Plan before January 1, 2000.

(b) Each other person who is, or becomes an Eligible Employee on or after January 1, 2000 shall become a Participant in the Account Balance Plan on the first day of the month coincident with or next following the date on which such individual has both attained age 21 and completed a Year of Eligibility Service (or, if later, on the first day of the month thereafter that the individual becomes an Eligible Employee).

(c) The Plan Administrator shall, no later than 90 days after the Eligible Employee commences participation in the Account Balance Plan, advise the Eligible Employee that he has become a Participant, and provide him with information about the Account Balance Plan.

2.2      ABSENCE FROM EMPLOYMENT:

         Any person who is absent from the active employment of the Employer on the date he would otherwise become a Participant in the Account Balance Plan, by reason of authorized leave of absence granted by the Employer or by reason of military service, shall automatically become an Participant in the Account Balance Plan as of the date of his return to active employment as an Eligible Employee, subject to the provisions of this Article II.

2.3      INELIGIBLE CLASSIFICATIONS:

         An Account Balance Plan Participant who ceases to be an Eligible Employee, but who continues to be an Employee, shall continue to be an Account Balance Plan Participant with respect to his or her existing Account, and such Participant's period of employment shall continue to be considered in determining his years of Service. Interest Credits shall continue but Pay Credits shall be suspended, and benefits shall not be payable from the Account Balance Plan until termination of employment with the Corporate Group or as required by law.

2.4      REEMPLOYMENT:

         If a former Account Balance Plan Participant is reemployed as an Eligible Employee, he shall immediately recommence to participate in the Plan and the following rules shall apply:

(a) If the Participant is receiving, or has previously received benefit payments from the Account Balance Plan, his Account upon rehire shall be $0. If he elected an annuity, such annuity shall continue to be paid.

(b) If the Participant had a nonforfeitable right to an Account Balance Accrued Benefit as of the date of the commencement of his break in service, and he has not taken a distribution of his Account, his Account upon rehire shall be redetermined as the Account as of the commencement of his break, plus Interest Credits earned through his date of reemployment.

(c) If the Participant did not have a nonforfeitable right to an Account Balance Accrued Benefit as of the date of the commencement of a break in service, his prior Service shall be restored upon rehire, and his Account shall be redetermined as the Account as of the commencement of his break, plus Interest Credits earned during such break.

         The Participant will again be eligible for Pay-Based Credits (in accordance with Section 3.2) and Interest Credits (in accordance with
         Section 3.3).

         In the event of the reemployment on or after January 1, 2000 as an Eligible Employee of an individual who was previously employed as a Participant under the Appendix A Plan, such individual shall be eligible to become a Participant as provided in this Article II, and his or her Account upon rehire shall be $0.

                                   ARTICLE III

                        ACCOUNTS AND CREDITS TO ACCOUNTS


3.1      ACCOUNTS:

(a) Each Eligible Employee who becomes a Participant in the Account Balance Plan shall have an Account established with respect to such Eligible Employee. Credits shall be made to the Account of each such individual pursuant to the provisions of this Article
              III. Accounts shall be bookkeeping accounts, and neither the maintenance of, nor the crediting of amounts to, such Accounts shall be treated as (i) the allocation of assets of the Plan to, or a segregation of such assets in, any such Account or (ii) as otherwise creating a right in any person to receive specific assets of the Plan. Benefits provided under the Account Balance Plan shall be paid from the Fund in the amounts, in the forms and at the times provided under the terms of the Account Balance Plan.

(b) When an Account is initially established for an Eligible Employee who was employed prior to January 1, 2000 and who became a Participant as of January 1, 2000 in accordance with Section 2.1(a), such Participant's Account shall be credited with an Opening Account Balance as of January 1, 2000.

3.2      PAY-BASED CREDITS:

         (a) As of the last day of each Plan Year beginning on or after January 1, 2000, a Pay-Based Credit shall be made to the Account of each Employee who meets the following two requirements for such Plan
              Year:

              (i) the Employee was a Participant for all or part of such Plan Year, and

              (ii) the Employee completed a Year of Eligibility Service for such Plan Year

                  Such Pay Based Credit shall be equal to the Specified Percentage of the Participant's Eligible Compensation for such Plan Year, but in no event less than $1000 for such Plan Year.

(b) In addition to the Pay-Based Credits made to Accounts pursuant to subsection (a) above, as of the last day of each Plan Year beginning on or after January 1, 2000, a supplemental Pay-Based Credit shall be made to the Account of each Participant specifically designated in Exhibit II who completed a Year of Eligibility Service for such Plan Year, in an amount equal to such percentage of his Eligible Compensation for such Plan Year as is designated for such Participant in Exhibit II.

(c) Notwithstanding the foregoing, Pay-Based Credits shall also be credited to the Account of a Participant who is a Disabled
              Participant based on the Disabled Participant's Eligible Compensation actually paid during the last full Plan Year before becoming a Disabled Participant. Such Pay-Based Credits shall continue to be made until the earlier of (i) the date he ceases to be a Disabled Participant, (ii) his Normal Retirement Date, or
              (iii) the Disabled Participant elects a Benefit Commencement Date.

3.3      INTEREST CREDITS:

         As of the last day of each Plan Year beginning on or after January 1, 2000, each Participant's Account shall be automatically increased by crediting the balance in such Account as of the last day of the preceding Plan Year with an Interest Credit equal to the Interest Credit Rate for such year multiplied by the Participant's Account as of the last day of the preceding Plan Year. Such Interest Credits shall continue after a Participant ceases to be an Eligible Employee; provided, however, that no Interest Credit shall be made to a Participant's Account for any calendar month beginning on or after his Benefit Commencement Date, unless his benefit is being paid solely to comply with Section 401(a)(9) of the Code. During the Plan Year in which a Participant's Benefit Commencement Date occurs, he shall be entitled to a partial year of Interest Credits determined on a pro rata basis by determining the number of completed full months prior to the Participant's Benefit Commencement Date over 12 months.

3.4     CREDIT FOR MILITARY SERVICE:

       Notwithstanding any provision of this Account Balance Plan to the contrary, Employer contributions, benefits, and Service with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

                                   ARTICLE IV

                               RETIREMENT BENEFITS


4.1      NORMAL RETIREMENT BENEFIT:

         Each Participant who retires from employment on his Normal Retirement Date shall be entitled to receive a Retirement Benefit, commencing as of such Normal Retirement Date, equal to such Participant's Account Balance Accrued Benefit as of such Normal Retirement Date, payable as provided in Section 7.

4.2      LATE RETIREMENT BENEFIT:

         If a Participant remains employed beyond his Normal Retirement Date, such Participant shall be entitled to receive a Retirement Benefit equal to such Participant's Account Balance Accrued Benefit as of his actual retirement date, payable as provided in Section 7.

4.3      EARLY RETIREMENT BENEFIT:

         At any time within ten years prior to his Normal Retirement Date, and provided he has completed five or more years of Service, a Participant may elect, by providing advance notice in such manner as the Plan Administrator shall prescribe, to retire early from the Plan. In such case, he shall receive a deferred Retirement Benefit equal to his Account Balance Accrued Benefit commencing on his Normal Retirement Date, payable as provided in Section 7, except as is otherwise hereinafter provided.


         Subject to such rules as the Plan Administrator shall prescribe, any Participant who retires in accordance with this Section 4.3 may elect, in such manner as the Plan Administrator shall prescribe, to receive a Retirement Benefit as of any Benefit Commencement Date selected by him which is on or after his termination of employment and prior to his Normal Retirement Date, in an amount which, if payable as a lump sum, shall be equal to the value of his Account as of such Benefit Commencement Date, and if payable as an annuity as provided in Section 7, the annual amount of such annuity shall be equal to his Account Balance Accrued Benefit as of such Benefit Commencement Date, reduced by one-quarter of one percent (1/4%) for each month that the Participant's Benefit Commencement Date precedes the Participant's Normal Retirement Date.

4.4      VESTED BENEFIT:

         A Participant who has a nonforfeitable right to his Account Balance Accrued Benefit in accordance with Subsection 5.1(a) shall be entitled to receive a Retirement Benefit as provided in Article V.

4.5      DISABILITY RETIREMENT BENEFIT:

         If a Participant becomes a Disabled Participant while employed as an Eligible Employee, an Account shall continue to be maintained under the Account Balance Plan on his behalf during such period of Disability and shall be credited with Pay Credits (based on the Eligible Compensation actually paid during the last full Plan Year before becoming a Disabled Participant ) during such period of Disability prior to his attaining his Normal Retirement Date (or, if earlier, the date on which the Disabled Participant elects a Benefit Commencement Date). In addition, Interest Credits shall be made to the Account of such Disabled Participant until there is a Benefit Commencement Date. After the Disabled Participant either attains Normal Retirement Age or is no longer deemed to be Disabled, the Participant shall be entitled to receive a Retirement Benefit in accordance with the provisions of
         Section 4.1 or 4.3, whichever is applicable.

4.6      NONDUPLICATION OF BENEFITS:

         The amount of a Participant's Retirement Benefit shall be reduced by that portion of any retirement income, payable from any source other than this Account Balance Plan, to which he is entitled under any pension plan maintained by a member of the Corporate Group which is intended to be tax-qualified under section 401(a) of the Code (other than a profit sharing or stock bonus plan which is intended to be tax-qualified under section 401(a) of the Code) which is attributable to a period of employment for which he receives a benefit from this Account Balance Plan, except that no such reduction shall be made for that part of any such retirement income which is attributable to contributions made by him. For the purpose of computing the amount of such reduction, any such retirement income, payment of which is to commence other than at the Employee's Normal Retirement Date under this Account Balance Plan, or payment of which is to be made on a basis other than a retirement income for life, shall be recomputed as an Actuarial Equivalent reduction of the Account.

         Furthermore, an Eligible Employee who is earning credited service for benefits under any other qualified defined benefit pension plan of the Employer or other member of the Corporate Group (including the Appendix A Plan), shall not be eligible to become a Participant in the Account Balance Plan until he no longer is so earning credited service, and shall not be entitled to Pay Credits under this Account Balance Plan with respect to any period during which he has earned credited service under such other pension or retirement plan.

                                    ARTICLE V

                                     VESTING


5.1      BENEFIT ON TERMINATION OF EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE:


(a) A Participant's vested interest in his Account Balance Accrued Benefit shall be determined by his years of Service in accordance with the following schedule:

                     YEARS OF SERVICE                       VESTED PERCENTAGE

                        fewer than 5                                 0%
                        5 or more                                  100%


(b)     Notwithstanding the foregoing,

(i) in no event shall an individual who both (A) participated in the Plan prior to January 1, 2000 and
                           (B) becomes a Participant in the Account Balance Plan pursuant to Subsection 2.1(a) have a nonforfeitable right to a percentage of his Account Balance Accrued Benefit which is less than such percentage would have been had the vesting provisions of the Plan as in effect immediately prior to January 1, 2000 remained unchanged on and after January 1, 2000; and

(ii) the Account Balance Accrued Benefit of a Participant shall in all events be 100% vested and nonforfeitable upon his attainment of age 65 while still employed by the Employer or other member of the Corporate Group.


5.2     PAYMENT OF VESTED BENEFIT:

       Except as is otherwise hereinafter provided, if a vested terminated Participant survives to his Normal Retirement Date, he shall be entitled to receive a Retirement Benefit, commencing on his Normal Retirement Date, equal to his Account Balance Accrued Benefit as of his Normal Retirement Date, payable as provided in Section 7.

        Subject to such rules as the Plan Administrator shall prescribe, any vested terminated Participant may elect, in such manner as the Plan Administrator shall prescribe, to receive a Retirement Benefit as of any Benefit Commencement Date selected by him which is on or after his termination of employment and prior to his Normal Retirement Date, in an amount which, if payable as a lump sum, shall be equal to the value of his Account as of such Benefit Commencement Date, and if payable as an annuity as provided in Section 7, shall be equal to the Actuarial

       Equivalent of his Account Balance Accrued Benefit as of such Benefit Commencement Date; provided, however, that if the vested terminated Participant's Benefit Commencement Date is on or after he attains age fifty-five, the annual amount of such annuity shall be equal to his Account Balance Accrued Benefit as of such Benefit Commencement Date, reduced by one-quarter of one percent (1/4%) for each month that the vested terminated Participant's Benefit Commencement Date precedes the vested terminated Participant's Normal Retirement Date.

        Notwithstanding the foregoing,

          (a) if the value of a vested terminated Participant's vested Account as of the date of such Participant's termination of employment does not exceed $5,000 and did not exceed $5,000 at the time of any prior distribution, the vested value of the Participant's Account shall be paid to such Participant as soon as practicable thereafter in a single lump sum; and

          (b) in the case of a Participant who has no vested interest in his Account Balance Accrued Benefit on the date he terminates employment, such Participant shall be deemed to have been cashed out as of his or her date of termination, and he or she shall have no further interest in the Plan, except as provided in Section 2.4.

                                   ARTICLE VI

                          PRERETIREMENT DEATH BENEFITS


6.1      BENEFIT PAYABLE UPON DEATH BEFORE BENEFIT COMMENCEMENT DATE:

         If a Participant who is an Employee, a Disabled Participant, or a vested terminated Participant dies before his Benefit Commencement Date but on or after the date he becomes vested in accordance with Section 5.1, a benefit shall be payable to his Beneficiary or Surviving Spouse as follows:

         (a) If the Participant does not have a Surviving Spouse (or if a married Participant has designated, with appropriate Spousal Consent, as provided in Section 8.1, a Beneficiary other than his Spouse), there shall be paid to his Beneficiary as soon as practicable after the Participant's death (but in no event later than the December 31 of the Plan Year which contains the fifth anniversary of the Participant's death), a single sum amount equal to 100% of the value of his Account as of the last day of the month in which the death of the Participant occurs, plus applicable Interest Credits through the Benefit Commencement Date.

         (b) Except as is otherwise provided in Section 6.1(a) above, if the Participant has a Surviving Spouse, such Surviving Spouse shall be entitled to receive a Retirement Benefit for her life commencing on the date the Participant would have attained his Normal Retirement Date if he had survived to such date (the "Preretirement Survivor Annuity").
                  Such benefit to the Surviving Spouse shall be a single life annuity, payable monthly, where such annuity is the Actuarial Equivalent of the Account Balance Accrued Benefit to which such Participant would have been entitled had he terminated employment on his date of death, survived to his Normal Retirement Date, and commenced to receive a Retirement Benefit as of such date. Notwithstanding the foregoing, the Surviving Spouse of a Participant may elect to commence receiving a Retirement Benefit for her life in the form of a single life annuity commencing on the first day of any month on or after the date the Participant died. The monthly amount of such benefit to the Surviving
                  Spouse shall equal the monthly amount payable under a single life annuity where such single life annuity is the Actuarial Equivalent of the Account Balance Accrued Benefit to which such Participant would have been entitled had he terminated employment on his date of death, survived to such commencement date, and commenced to receive a Retirement Benefit as of such date. Alternatively, the Surviving Spouse may request to receive, in lieu of any other benefits under the Plan to which she would otherwise be entitled, a distribution of the value of the Participant's Account as of his date of death, payable as soon as practicable after the Participant's death, in a single lump sum.

         (c) Notwithstanding the foregoing, if the value of the Participant's Account as of his date of death does not exceed $5,000, the Account shall be distributed to the Surviving Spouse or Beneficiary as soon as practicable after the death of the Participant. Such payment shall be in full settlement of the benefit that otherwise would be payable under this
                  Article VI.

                                   ARTICLE VII

                               PAYMENT OF BENEFITS


7.1      NORMAL FORM OF BENEFIT FOR A PARTICIPANT WITHOUT A SPOUSE:

         If a Participant does not have a Spouse on his Benefit Commencement Date, the Retirement Benefit payable to such Participant pursuant to this Account Balance Plan shall be a monthly annuity, payable in the Normal Form, in an amount equal to the Actuarial Equivalent of his Account Balance Accrued Benefit as of his Benefit Commencement Date; PROVIDED, HOWEVER that during the period commencing 90 days before the beginning of the month in which his Benefit Commencement Date falls, and ending 60 days after such date, such Participant may elect, by filing the appropriate form with the Plan Administrator that his Retirement Benefit be paid in another permitted optional form of benefit described in Section 7.3.


7.2      NORMAL FORM OF BENEFIT FOR A PARTICIPANT WITH A SPOUSE:

         The Normal Form of benefit for a Participant with a Spouse shall be as follows:

         (a) If a Participant has a Spouse on his Benefit Commencement Date, unless a Qualified Election has been made (if required) and another form of benefit payment has been elected pursuant to paragraph (e) of this Section 7.2, the Retirement Benefit payable to such Participant pursuant to Article IV shall be a joint and 50% surviving spouse annuity (i.e., the Joint and 50% Survivor Annuity) the amount of which is the Actuarial Equivalent of the Normal Form of benefit that would have been payable to the Participant if the Participant was not married on his Benefit Commencement Date.

                  Such joint and 50% surviving spouse annuity is a level monthly annuity under which (i) the Participant shall receive a level monthly annuity for life and (ii) following the Participant's death the Participant's Spouse shall receive a level monthly annuity for life with the monthly annuity payment equal to 50% of the monthly annuity which would have been payable to the Participant had he lived.

         (b) If the Participant's Spouse dies after the Participant's Benefit Commencement Date (but before the Participant), the Participant shall continue to receive the same amount payable to such Participant under the joint and 50% surviving spouse annuity form (i.e., the Joint and 50% Survivor Annuity) for the remainder of the Participant's lifetime, with the last payment to be made for the month in which his death occurs. Thereafter no further benefits shall be payable under the Account Balance Plan with respect to the Participant, whether or not the Participant has subsequently remarried. The individual who is the Participant's Spouse on the Participant's Benefit Commencement

                  Date shall be treated as his Spouse for purposes of this
                  Section 7.2 so long as such Spouse shall live, whether or not the Spouse is subsequently divorced from the Participant or the marriage otherwise terminated after the Participant's Benefit Commencement Date, except as a Qualified Domestic Relations Order shall otherwise provide.

         (c) Not more than 90 days, and not less than 30 days, before the Benefit Commencement Date, a Participant shall be furnished a written explanation of:

                  (i)      the terms and conditions of the Normal Form;

                  (ii) the right of the Participant to make, and the effect of, a Qualified Election to reject the Normal Form;

                  (iii) the right of the Participant's Spouse to consent or not to consent to such Qualified Election; and

                  (iv) a general description of the eligibility conditions and other material features of the optional forms of benefits available under the Account Balance Plan.

         (d) Notwithstanding the foregoing, a Participant may elect to have his benefit commence as of a Benefit Commencement Date even if the Benefit Commencement Date is less than 30 days after the written explanation was provided to the Participant if the following conditions are satisfied:

                  (i) the written explanation is provided to the Participant no later than the Benefit Commencement Date,

                  (ii) the written explanation explains that the Participant has the right to at least 30 days from the time that such written explanation is provided to make a Qualified Election,

                   (iii) the Participant is permitted to revoke the Qualified Election at any time during the 30-day period referred to in subsection (ii) above, or the end of the 7 day period beginning on the day after the written explanation is provided to the Participant, if later,

                   (iv) distribution of benefits does not begin before the 7-day period described above expires (which date may be later than the Benefit Commencement Date), and

                   (v) the Participant makes a Qualified Election no later than 90 days after the Benefit Commencement Date.

          (e) A Participant may reject the joint and 50% surviving spouse that otherwise would be payable annuity (i.e., the Joint and 50% Survivor Annuity), and elect an optional form of benefit under Section 7.3 below, by filing a Qualified Election with the Plan Administrator during the period commencing 90 days before the Benefit Commencement Date and ending on the day prior to such date (or the date specified in subsection (d) above if the benefit will commence in accordance with the rules of subsection (d) above). Revocation of a prior Qualified Election may be made by a Participant before the Benefit Commencement Date (or the date specified in (d) above if the benefit will commence in accordance with the rules of subsection (d) above) by filing the appropriate form with the Plan Administrator. The number of revocations and Qualified Elections permitted under this Section (e) is unlimited.

7.3      OPTIONAL FORMS OF BENEFIT:

         (a) The optional forms of benefit (which shall each be the Actuarial Equivalent of the Normal Form) provided in this
                  Section 7.3 shall be available only to (i) a Participant who is not married on the Benefit Commencement Date and (ii) a Participant who is married on the Benefit Commencement Date if a Qualified Election, made in accordance with Section 7.2, is in effect on such Benefit Commencement Date (except as provided below).

         (b)      The optional forms of benefit are the following:

                  (i) JOINT AND 100% SURVIVOR ANNUITY. A reduced retirement benefit payable during the Participant's lifetime, with the provision that after his death the same benefit shall be paid during the life of such contingent annuitant (Beneficiary) as the Participant shall have nominated by written designation duly acknowledged and filed with the Plan Administrator prior to the Benefit Commencement Date.

                   (ii) JOINT AND 100% SURVIVOR ANNUITY WITH 5 OR 10 YEARS CERTAIN. A reduced retirement benefit payable during the Participant's lifetime, with the provision that after his death the same benefit shall be paid during the life of such contingent annuitant (Beneficiary) as the Participant shall have nominated by written designation duly acknowledged and filed with the Plan Administrator prior to the Benefit Commencement Date. If both the Participant and the contingent annuitant die before 60 or 120 monthly payments have been made since the Benefit Commencement Date, the Actuarial Equivalent value of the balance of such 60 or 120 monthly payments, as applicable, shall be paid in a single sum to the estate of the survivor of the Participant and contingent annuitant.

                  (iii) JOINT AND 50% SURVIVOR ANNUITY WITH 5 OR 10 YEARS CERTAIN. A reduced retirement benefit payable during the Participant's life with the provision that after such period a benefit of one-half of the benefit payable during the Participant's life shall be continued during the life of such contingent annuitant (Beneficiary) as the Participant shall have nominated by written designation duly acknowledged and filed with the Plan Administrator prior to the time payment is to commence. If both the Participant and the contingent annuitant die before 60 or 120 monthly payments have been made since the Benefit Commencement Date, the Actuarial Equivalent value of the balance of such 60 or 120 monthly payments, as applicable, shall be paid in a single sum to the estate of the survivor of the Participant and contingent annuitant.

                  (iv) LIFE ANNUITY WITH TEN YEARS CERTAIN. A reduced retirement benefit payable during the Participant's life, with no benefit payable after his death; provided, however, that if the Participant shall die before having received 120 monthly payments, such monthly payments shall continue to be paid to his Beneficiary until the total number of payments to the Participant and the Beneficiary equals 120. If the Participant and Beneficiary both die before having received a total of 120 monthly payments, the Actuarial Equivalent value of the balance of unpaid monthly payments shall be paid in a single sum to the estate of the survivor of the Participant and Beneficiary.

                  (v) STRAIGHT LIFE ANNUITY. An increased retirement benefit payable during the Participant's life, with no other benefit payable after his death.

                  (vi) SINGLE LUMP SUM PAYMENT. A lump sum payment equal to the value of the Participant's Account as of the Benefit Commencement Date.

7.4      CLAIM FOR BENEFIT:

          (a) A Participant must file a claim for benefits before payment of benefits shall commence. The claim for benefits shall be in writing, in such form as the Plan Administrator shall designate.

         (b) The claim for benefits shall specify the date as of which payments are to commence, consistent with the provisions of the Account Balance Plan for commencement of benefits.

         (c) The claim for benefits shall include a certification by the Participant either (i) that the Participant is not married or
                  (ii) that the Participant is married and the name and date of birth of the individual to whom the Participant is married. The certification by the Participant as to the Participant's marital status shall be binding upon the Participant.

7.5      STATUTORY COMMENCEMENT OF BENEFITS:

         Except as is otherwise provided in Section 7.8, payment of a Participant's Retirement Benefit shall begin no later than as soon as administratively practicable following the latest of (i) the Participant's 65th birthday, (ii) the tenth anniversary of the date on which he became a Participant, or (iii) the date he terminates service with the Employer, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

7.6      CASHOUTS:

         If the vested  value of the  Participant's  Account as of the date of a
         Participant's termination of employment (or as soon as practicable thereafter) does not exceed the applicable limit under section
         411(a)(11)(A)   of  the  Code,  such  Account  shall  be  paid  to  the
         Participant  as soon as  practicable  thereafter  in a single lump sum.
         This distribution may be made prior to the Participant's Normal Retirement Date and without obtaining the Participant's consent. No distribution in excess of the applicable amount under section 411(a)(11)(A) of the Code may be made without the consent of the Participant and, if the Participant is then lawfully married, the consent of his Spouse in writing and witnessed by a notary public.

         If the vested Participant's Account as of the date of such Participant's termination of employment (or as soon as practicable thereafter) is zero, the Participant shall be deemed to have received a payment of his entire vested Account Balance Accrued Benefit under the Account Balance Plan as of the date he or she ceased to be an Employee. A payment (or deemed payment) under this Section 7.6 shall be in full settlement of the Participant's benefits under the Account Balance Plan.

7.7      DEFERRED BENEFIT COMMENCEMENT DATE:

         Upon termination of a Participant's employment for any reason after his Normal Retirement Date, the Plan Administrator shall direct the Trustee to commence payment of the Participant's Account Balance Accrued Benefit to him (or to his Beneficiary, if the Participant is deceased), in accordance with the provisions of Article VII not later than 60 days after the close of the Plan Year in which the Participant's employment terminates.

7.8      MINIMUM REQUIRED DISTRIBUTIONS:

         Notwithstanding anything else to the contrary herein, a Participant's Account Balance Accrued Benefit may not be distributed under a method of payment which, as of the "required beginning date" (as defined in section 401(a)(9) of the Code and applicable guidance promulgated by the Internal Revenue Service), does not satisfy the minimum distribution requirements under section 401(a)(9) of the Code and the applicable Treasury regulations. The Participant's Account Balance Accrued Benefit will be distributed, beginning not later than the required beginning date, over the life of the Participant or over the lives of the Participant and his Beneficiary (or over a period not extending beyond the Participant's life expectancy or the life expectancy of the Participant and his Beneficiary).

         Participants attaining age 70 1/2 in 2000 and later years shall have the following required beginning date:

         (a) a Participant who is a 5% owner (as defined in Section 416(i) of the Code), shall commence to receive payment of his benefit no later than the April 1 of the calendar year following the calendar year in which such Participant attains 70 1/2; and

         (b) a Participant who attained age 70 1/2 after December 31, 1999 and who is not a 5% owner, shall commence to receive payment of his benefit no later than the April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) his termination of employment with the Employer or any member of the Corporate Group.

         Applicable life expectancies will be determined under the unisex life expectancy multiples under Treasury Regulation section 1.72-9. If the Participant's Spouse is not his designated Beneficiary, a method of payment to the Participant must satisfy the minimum distribution incidental benefit requirements in the Treasury regulations issued pursuant to section 401(a)(9) of the Code.

7.9      DIRECT ROLLOVER FROM THE ACCOUNT BALANCE PLAN:

         Notwithstanding any provision of the Account Balance Plan to the contrary that would otherwise limit a distributee's election under this
         Section 7.9, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
         For purposes of this Section,

          (a) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

                   (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more;

                   (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code;

                   (iii) the portion of any distribution that is not includable in gross income; and

                   (iv)    any distribution with a value of $200 or less.

          (b) An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(b) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, for an eligible rollover distribution to a surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. Notwithstanding anything herein to the contrary, only one eligible retirement plan may be designated for any eligible rollover distribution.

          (c) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former spouse.

          (d) A "direct rollover" is a payment by the Account Balance Plan to the eligible retirement plan specified by the distributee. Notwithstanding anything herein to the contrary, only one direct rollover may be made for any eligible rollover distribution.

                                  ARTICLE VIII

                                   BENEFICIARY


8.1      BENEFICIARY:

         (a) A Participant who has a Surviving Spouse at the date of his death after his Benefit Commencement Date shall automatically be deemed to have designated such Spouse as his Beneficiary unless (i) the Participant makes a Qualified Election to designate a different Beneficiary and the Surviving Spouse of such Participant gives Spousal Consent to such designation, or
                  (ii) it is established to the satisfaction of the Plan Administrator or its designee that the consent of the Surviving Spouse cannot be obtained because the Surviving Spouse cannot be located or because of other special circumstances as prescribed by law.

                  A Participant may designate a Beneficiary or Beneficiaries to receive a death benefit in the event the Participant dies prior to his Benefit Commencement Date. Such death benefit shall be payable as provided in Section 6. Any such designation shall be made, and may be changed or revoked, by filing the appropriate form with the Plan Administrator within such time period as the Plan Administrator shall prescribe. Notwithstanding the foregoing, a Participant who has a Surviving Spouse at the date of his death before his Benefit Commencement Date shall automatically be deemed to have designated such Spouse to receive such preretirement death benefit unless such Participant designates, with Spousal Consent, another Beneficiary to receive a preretirement death benefit. Any such designation of a nonspousal Beneficiary for such preretirement death benefit made prior to the date on which a married Participant attains age 35 shall be null and void, provided, the married Participant may redesignate a Beneficiary other than his Surviving Spouse (with Spousal Consent) on or after attaining age 35.

                  For purposes of this Section 8.1, the term Surviving Spouse shall also include an individual to whom the Participant was previously married to the extent so required under the terms of a Qualified Domestic Relations.

          (b) Subject to the provisions of Section 8.1(a) above, a Beneficiary designation shall be made, and may be changed or revoked, by filing the appropriate form with the Plan Administrator or its designee. If more than one person is designated each shall have an equal share unless the designation directs otherwise. Any designation, change or revocation by a Participant shall be effective only if it is received by the Plan Administrator or its designee before the death of such Participant. For purposes of this
                  Section 8.1, the term "person" includes an individual, a trust or an estate. If no Beneficiary designation is on file with the Plan Administrator or its designee at the

                  Participant's death, or if any designation is not effective for any reason as determined by the Plan Administrator or its designee, the benefit payable under the Plan shall be paid to the following persons in the following order of priority: (a) the Spouse; (b) children, including adopted children and step-children, in equal shares; (c) parents, in equal shares, and(d) the Participant's estate. This order of priority shall apply to individuals living at the time of the Participant's death.

                                   ARTICLE IX

                             LIMITATIONS ON BENEFITS


9.1      MAXIMUM LIMITATIONS:

         The provisions of this Section 9.1 shall be construed consistently with
         Section 415 of the Code.

(a)      Maximum Benefit
         (i) Any other provision of the Plan to the contrary notwithstanding, with respect to periods on and after January 1, 2000, the maximum annual benefit under the Account Balance Plan (exclusive of any benefits derived from the Employee's own contributions and exclusive of any benefits which are not directly related to retirement income benefits) shall, subject to the following provisions of this Section 9.1, not exceed the lesser of:

                      (A)    $135,000, or

                      (B) 100% of the Employee's average "compensation" (as defined herein) from the Corporate Group (as modified pursuant to section 415(h) of the Code) during the three consecutive calendar years of participation during which his compensation was highest.

                  The applicable maximum described in (A) or (B) above shall apply to a retirement benefit payable in the form of a single life annuity or a "qualified joint and survivor annuity" (as hereinafter defined).

         (ii) For a benefit not payable in the form of an annual straight life annuity within the meaning of Section 415(b)(2)(A) of the Code, the maximum annual benefit shall be adjusted as follows when applying the limits described in (1) (A) and (B) above. The annual benefit is determined in the form of a straight life annuity commencing at the annuity starting date that is actuarially equivalent to the plan benefit. For this purpose, the actuarially equivalent benefit must be the greater of the equivalent annual benefit calculated using the factors set forth in Exhibit I of the Account Balance Plan for the particular form of benefit payable and the equivalent annual benefit calculated using the Applicable 415 Rate and the Applicable Mortality Table. The amount determined under this paragraph (2) cannot exceed the lesser of (a) the amount determined under paragraph (3), (4), or (5) below (as applicable), or (b) the amount determined under subparagraph
                  (1) (b) above.

(iii) In the event that retirement benefits commence under the Account Balance Plan at or after age 62 but prior to an Employee's "Social Security Retirement Age" (as defined in
                  Section 415(b)(8) of the Code), the $135,000 limitation described in (A) above shall be reduced by 5/9 of 1% for each of the first 36 months by which the commencement date precedes the Employee's Social Security Retirement Age, and by 5/12 of 1% for each additional month by which such commencement date precedes the Employee's Social Security Retirement Age.

(iv)           If the  commencement  date is earlier than age 62, reduced to the actuarial equivalence of the amount determined under (3) above applicable at age 62 based on either (a) the factors set forth in Exhibit I of the Plan for the particular form of benefit payable and (b) the Applicable Mortality Table and 5%, whichever would yield the lesser limitation.

(v)            In the event that retirement  benefits commence under the Account
                  Balance Plan after the Employee's attainment of his or her "Social Security Retirement Age", the determination as to whether the $135,000 limitation described in (A) above has been satisfied shall be made in accordance with guidance issued by the Internal Revenue Service, by increasing such limitation actuarially to the equivalent of $135,000 commencing at such "Social Security Retirement Age". The increased limitation shall be based on the Applicable Mortality Table and an interest rate no greater than the lesser of (a) the factors set forth in Exhibit I of the Plan for the particular form of benefit payable and (b) 5%.

(vi)            If the  Employee has fewer than ten (10) years of  Service,  the applicable maximum described in (b) above shall be multiplied by a fraction of which the numerator is his or her years of Service and the denominator is ten (10). If the Employee has fewer than ten (10) years of participation in the Plan, the applicable maximum described in (a) above shall be multiplied by a fraction of which the numerator is his or her years of participation and the denominator is ten (10).

(vii)           The $135,000 limitation described in (A) above shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Internal Revenue Service under
                   Section 415(d) of the Code.

(viii) "Qualified joint and survivor annuity" means an annuity for the life of the Employee with a survivor annuity for the life of his or her spouse which is not less than one-half of, or greater than, the amount of the annuity payable during the joint lives of the Employee and spouse and which is the actuarial equivalent of a single life annuity for the life of the Employee, as determined in accordance with the factors set forth in Exhibit I of the Plan.

(ix)                "Compensation"  means  the  Participant's  compensation  as defined in Treasury Regulation section 1.415-2(d) for services actually rendered in the course of employment with a member of the Corporate Group (as modified pursuant to section 415(h) of the Code.

(x)               "Applicable Mortality Table" means the mortality table based on the prevailing commissioners' standard table (described in
                     Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is determined (without regard to any other subparagraph of Section 807(d)(5) of the Code), that is prescribed by the Commissioner of the Internal Revenue Service in revenue rulings, notices, or other guidance, published in the Internal Revenue Bulletin.

(xi) "Applicable Interest Rate" means for any distribution the annual interest rate on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service in revenue rulings, notices or other guidance, published in the Internal Revenue Bulletin, for the month of November of the Plan Year preceding the Plan Year in which the annuity starting date occurs (resulting in a one year stability period).

(xii) "Applicable 415 Rate" means, in the case of a distribution in a form of benefit not subject to Section 417(e) of the Code, 5%, and in the case of a distribution in a form of benefit subject to Section 417(e)(3) of the Code, the Applicable Interest Rate.

          (b)     Repeal of Provision

                  Should Congress provide by statute, or the Internal Revenue Service provide by regulation or ruling, that any or all of the conditions set forth in this Section 9.1 are no longer necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such conditions shall immediately become void and shall no longer apply, without the necessity of further amendment to the Plan.

9.2      PRE-TERMINATION RESTRICTIONS:

         (a) The purpose of this Section 9.2 is to conform the Plan to the requirements of Treasury Regulation Sections 1.401-4(c) and 1.401(a)(4)-5(b).

(i) In the event of the termination of the Plan, the benefit of any Highly Compensated Employee shall in no event exceed an amount that is nondiscriminatory under Section 401(a)(4) of the Code.

(ii) The annual payments to an Employee described in Section 9.2(a)(iii) may not exceed an amount equal in each year to the payments that would be made on behalf of the Participant under a straight life annuity that is the Actuarial Equivalent value of the Participant's Account Balance Accrued Benefit and the other benefits to which the Participant is entitled under the Plan. Notwithstanding the foregoing, the restrictions of this subparagraph (ii) do not apply if any one of the following requirements is satisfied:

                           (A)      after  payment to an Employee  described  in
                                    Section 9.2(a)(iii) of all "benefits", as described in Section 9.2(a)(iv), the value of Plan assets equals or exceeds 110 percent of the value of "current liabilities" (as defined in Section 412(l)(7) of the Code);

                           (B)      the value of the "benefits", as described in
                                    Section   9.2(a)(iv),   for  a   Participant
                                    described in Section 9.2(a)(iii) is less than 1 percent of the value of such current liabilities of the Plan, or

                           (C)      the value of the "benefits", as described in
                                    Section   9.2(a)(iv),   for  a   Participant
                                    described in Section 9.2(a)(iii) does not exceed $5,000.

                           Furthermore, this subparagraph (ii) and Treasury Regulation Section 1.401(a)(4)-5(b)(3) shall not restrict any distribution to a Participant who agrees, by an adequately secured written agreement with the Plan Administrator to repay to the Plan and Trust Fund any amount necessary for the distribution of assets upon Plan termination to satisfy Section 401(a)(4) of the Code.

(iii) The Participants whose benefits are restricted on distribution consist of the 25 Highly Compensated Employees whose "compensation", within the meaning of Section 414(q) of the Code, was the highest in the current or any prior Plan Year.

(iv) For purposes of Section 9.2(a)(ii)(A) the term "benefits" includes, in addition to other benefits payable under the Plan, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

         (b) In the event that Congress should provide by statute, or the Internal Revenue Service should provide by regulation or ruling, that any or all of the conditions set forth in Section 9.2(a) are no longer necessary for the Plan to meet the requirements of Section 401 or other applicable provisions of the Code then in effect, such conditions shall immediately become void and shall no longer apply, without the necessity of further amendment to the Plan.

                                    ARTICLE X

                                    FINANCING

10.1     FUND.

         The funding of the Account Balance Plan and payment of benefits shall be provided for through the medium of the Fund held by the Trustee under the provisions of the Trust Agreement, which is deemed to form a part of the Plan. All rights or benefits which may accrue to any person under the Account Balance Plan shall be subject to the Trust Agreement. The names of the current Trustees are available from the Secretary of the Employer. The contributions of the Employer, together with any income, gains, or profits, less distributions and losses, shall constitute the Fund. The Employer shall determine the form and terms of any such Trust Agreement, and may modify the Trust Agreement from time to time to accomplish the purposes of the Plan, and may remove any Trustee.

10.2     CONTRIBUTIONS TO THE PLAN.

         The Employer intends to make, from time to time, such contributions to the Fund as determined by the Plan Administrator. Expenses of the Account Balance Plan, unless paid by the Employer, shall be paid out of the assets of the Fund. There are no Employee contributions to the Account Balance Plan.

10.3     FUNDING POLICY.

         The Plan Administrator shall establish a written funding policy and method consistent with the objectives of the Account Balance Plan and the requirements of Title I of ERISA. The Plan Administrator shall review such funding policy and method at least annually. In its actions, the Plan Administrator shall endeavor to determine the Account Balance Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions under this Section, including the supporting reasons, shall be recorded in writing by the Plan Administrator and communicated to the Trustee and Board of Directors.

10.4     RETURN OF EMPLOYER CONTRIBUTIONS.

         Contributions shall be returned to the Employer by the Trustee, if the Plan Administrator certifies in writing to the Trustee that one or more of the following circumstances exists:

(a) If the Employer made a contribution by mistake of fact, the contribution shall be returned to the Employer within one year after its payment to the Trustee.

(b) If the Employer made the contribution conditioned on the qualification of the Account Balance Plan under the Code, and if the Account Balance Plan receives an adverse determination with respect to its initial qualification, the contribution shall be returned to the Employer within one year after such final determination, but only if the application for the determination is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Account Balance Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

(c) To the extent that a deduction for a contribution under Section 404 of the Code is disallowed, the contribution shall be returned to the Employer within one year after the disallowance (or within one year after the date a court decision upholding the disallowance becomes final).

       With  respect  to  the  return  of   contributions   occasioned   by  the
        circumstances listed in subsections (a) and/or (c) above, the amount which shall be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable to the contribution must reduce the amount to be returned.

                                   ARTICLE XI

                                 ADMINISTRATION


11.1     PLAN ADMINISTRATOR

(a) The Plan Administrator shall be the named fiduciary for the Account Balance Plan and shall be responsible for the management, operation and administration of the Account Balance Plan.

(b) The Board of Directors shall have the authority to appoint an individual or other entity, or a committee consisting of three members to be the Plan Administrator, and to fill any vacancies which occur, in its sole discretion. Any appointee is subject to removal by the Board of Directors at any time, and may resign at his own volition upon 10 days prior written notice to the Board of Directors. If at any time there is no appointed Plan Administrator because vacancies have not been filled, the Board of Directors shall be deemed the Plan Administrator. Names of all current appointees shall be available from the Secretary of the Employer.

(c) If the Plan Administrator is a committee, any act that this Account balance Plan authorizes or requires the Plan Administrator to do may be done at a meeting of the committee by a majority of the members then voting.

(d) The Board of Directors will appoint a chairman and a secretary and such other agents and representatives of the pension committee as it may deem advisable (SEE Section 11.5). In its relationship with the Trustee and any insurance company or companies on any matter or thing included in this Account Balance Plan, one member of the committee may be authorized by it to sign or execute any document on its behalf. The Chairman of the Board of Directors will certify to the Trustee and to such insurance company or companies the name and signature of the member of the committee who is so authorized.

(e) The Plan Administrator will serve without compensation for services as such, but all the Plan Administrator's expenses shall be paid by the Employer (SEE Section 11. 11).

(f)            The  Board  of  Directors,  in  its  sole  discretion,  may  also designate the Trustee as the Plan Administrator. Any such designation shall be valid only if the Trustee acknowledges responsibility for the management, operation and administration of the Account Balance Plan in writing. Thereafter, all references in the Account Balance Plan and Trust to the Plan Administrator shall mean the Trustee unless and until the Board of Directors appoints a different Plan Administrator in accordance with this Section.

11.2     FIDUCIARY AND ADMINISTRATIVE DUTIES

        (a) The Plan Administrator shall have the following powers, duties, and responsibilities, which it may retain or delegate among the below-mentioned bodies:

(i) Powers, duties, and responsibilities of administration which shall be delegable to an administrator;

(ii) Powers, duties, and responsibilities of custody and disbursement of the assets of the Fund, which shall be delegable to the Trustee, the administrator, or an insurance company, and

(iii) Powers, duties, and responsibilities of investment which shall be delegable to the Trustee, an investment advisor, or an insurance company.

         The Plan Administrator may appoint an administrator, an investment advisor, or an insurance company, and review or redelegate the exercise of these powers, duties and responsibilities at any time.

       (b) As provided in Section 10.3, the Plan Administrator will prescribe a funding policy for the Account Balance Plan.

11.3     GENERAL POWERS AND DISCRETION OF PLAN ADMINISTRATOR

(a) The Plan Administrator shall have all powers necessary to administer the Account Balance Plan in accordance with its terms, including the power to construe the Account Balance Plan and determine all questions that arise under it.

(b) Notwithstanding any other provision in the Account Balance Plan, and to the full extent permitted by law, the Plan Administrator shall have exclusive authority and discretion to interpret, construe and apply all of the terms of the Account Balance Plan, including any uncertain or disputed term or provision in the Account Balance Plan. The Plan Administrator's authority and discretion shall include, but not be limited to, the following:

(i) Determining and deciding all questions of law and/or fact that arise under the Account Balance Plan;

(ii) Determining whether any individual is eligible for any benefits under this Account Balance Plan; and

(iii) Determining the amount of benefits, if any, an individual is entitled to under this Account Balance Plan.

(c) The Plan Administrator's exercise of discretionary authority to interpret, construe and apply the terms of the Account Balance Plan, and all its determinations, interpretations and applications shall:

(i) Be binding upon any individual claiming benefits under this Account Balance Plan, including, but not limited to, the Participant, the Participant's estate, any Beneficiary of the Participant, and any Alternate Payees;

(ii) Be given deference in all courts of law, to the greatest extent allowed by applicable law; and

(iii) Not be overturned or set aside by any court of law unless found to be arbitrary and capricious, or made in bad faith.

(d) If the discretionary authority in subsection (c) is exercised with respect to an individual who is a member of the pension committee, the authority shall be exercised solely and exclusively by the other members. If the individual is the only Plan Administrator at the time, the discretionary authority shall be exercised by the Board of Directors, not including the affected individual if he is also a member of the Board of Directors.

(e) Any discretionary actions of the Plan Administrator or Board of Directors shall be taken in a manner that does not discriminate in favor of Highly Compensated Employees.

11.4     ADMINISTRATION OF THE FUND

(a) The Trustee shall be responsible for the management and investment of the Fund in accordance with the provisions of the Trust Agreement.

(b) Directives of the Plan Administrator to the Trustee shall be delivered in writing, and properly signed.

11.5     DELEGATION OF POWERS

(a) When the Plan Administrator appoints assistants or representatives, it may delegate to them any powers and duties, both ministerial and discretionary, as it deems expedient or appropriate (except as provided in Section 11.6).

(b) Any appointment under this Section or Section 11.6 shall be made pursuant to a signed, written instrument.

11.6     APPOINTMENT OF PROFESSIONAL ASSISTANTS AND INVESTMENT MANAGERS

(a) The Plan Administrator may engage accountants, actuaries, attorneys, physicians and such other professional personnel as it deems necessary or advisable. The Plan Administrator may also appoint one or more investment managers to manage all or any of the assets of the Trust, including the power to acquire or dispose of assets. However, the appointment of an investment manager must be approved by the Board of Directors, and the investment manager must acknowledge in writing that it is a fiduciary with respect to the Account Balance Plan.
               An investment manager can only be a party that is either
               (i) registered as an investment adviser under the Investment Advisers Act of 1940, (ii) a bank, as defined in that Act, or
               (iii) an insurance company qualified to manage, acquire and dispose of plan assets under the laws of more than one State.

(b) The functions of persons engaged under this Section shall be limited to the specific services and duties for which they are engaged. Such persons shall have no other duties, obligations or responsibilities under the Account Balance Plan or Trust, and shall exercise no discretion regarding the management of the Account Balance Plan. Unless engaged specifically as an investment manager, such a person shall exercise no authority or control respecting management or disposition of the assets of the Trust.

(c) The fees and costs of services under this Section are an administrative expense of the Account Balance Plan to be paid out of the Fund, except to the extent paid by the Employer.

11.7     RECORDS

         All acts and determinations with respect to the Account Balance Plan shall be duly recorded. All such records and other documents that may be necessary for the administration of the Account Balance Plan shall be preserved in the custody of the Plan Administrator (or its appointed assistants or representatives).

11.8     NOTICE OF ROLLOVER TREATMENT

         When making a qualifying rollover distribution within the meaning of Code Section 402(a), the Plan Administrator shall provide to the recipient a written explanation of:

(a) The circumstances under which such distribution will not be subject to tax if transferred to an eligible retirement plan (as defined in Code Section 402(a)) within 60 days after the date on which the recipient receives the distribution; and

(b)     If applicable, the income averaging provisions of Code Section 402(e).

11.9     RESPONSIBILITY OF FIDUCIARIES

         The Plan Administrator and any assistant or representative, other than any investment manager, shall be free from all liability for acts and conduct in the administration of the Account Balance Plan and Trust, except for acts of willful misconduct. However, the preceding sentence shall not relieve any fiduciary from any responsibility, obligation or duty that the fiduciary may have pursuant to ERISA.

11.10    INDEMNITY BY EMPLOYER

         To the extent not insured against by an applicable insurance policy, and to the extent permitted by law, the Employer shall indemnify and hold harmless the Plan Administrator and its assistants and representatives from any and all claims, demands, suits or proceedings in connection with the Account Balance Plan or Trust that may be brought against them, provided the individual or entity being indemnified is/was an employee, or committee of employees, of the Employer.

11.11    PAYMENT OF FEES AND EXPENSES

         To the extent consistent with ERISA, the Plan Administrator and assistants and representatives, shall be entitled to payment from the Fund for all reasonable costs, charges and expenses incurred in the administration of the Account Balance Plan and Trust. This includes, but is not limited to, reasonable fees for accounting, legal and other services, to the extent incurred in the performance of duties under the Account Balance Plan and Trust, except to the extent that the fees and costs are paid by the Employer. Notwithstanding any other provision of the Account Balance Plan or Trust, no person who is a "disqualified person," within the meaning of Code Section 4975(e)(2) and who receives full-time pay from the Employer shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

11.12    ERISA REPORTING AND DISCLOSURE

         The Plan Administrator shall be responsible for the performance of all reporting and disclosure obligations under ERISA.

11.13    SERVICE OF LEGAL PROCESS

         The Plan Administrator shall be the designated agent of the Account Balance Plan for service of legal process.

11.14    CLAIM FOR BENEFITS.

         Any claim for benefits by a Participant or Beneficiary shall be made in writing to the Plan Administrator.

11.15    DENIAL OF CLAIM

(a) If the Plan Administrator denies a claim in whole or in part, it shall send the Participant or Beneficiary ("claimant") a written notice of the denial.

(b) The Plan Administrator shall send the denial notice within 90 days after the date it receives a claim, unless it needs additional time to make its decision. In that case, the Plan Administrator may authorize an extension of up to an additional 90 days, if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

(c) The denial notice shall be written in a manner calculated to be understood by the claimant and shall contain:

             (i)     The specific reason or reasons for the denial of the claim;

             (ii) Specific reference to pertinent Account Balance Plan provisions on which the denial is based;

             (iii) A description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary; and

             (iv) An explanation of the review procedures provided by sections 11.16 and 11.17.

11.16    REQUEST FOR REVIEW OF DENIAL

(a) Within 60 days after the claimant receives a denial notice, he may file a request for review with the Plan Administrator. Any such request must be made in writing.

(b) A claimant who timely requests review shall have the right to review pertinent documents, to submit additional information and written comments, and to be represented.

11.17    REVIEW DECISION

(a) The Plan Administrator shall send the claimant a written decision on any request for review that it receives.

(b) The Plan Administrator shall send the review decision within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Plan Administrator may authorize an extension of up to an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

(c) The review decision shall be written in a manner calculated to be understood by the claimant and shall contain:

         (i)     The specific reason or reasons for the decision; and

         (ii) Specific reference to the pertinent Account Balance Plan provisions on which the decision is based.

(d) If the Plan Administrator does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

(e) The review decision (including a deemed decision) shall be the final decision of the Account Balance Plan.

                                   ARTICLE XII

                       QUALIFIED DOMESTIC RELATIONS ORDERS


12.1     GENERAL.

         Notwithstanding the restriction against alienation and assignment stated in Section 13.1, the Plan Administrator shall comply with the terms of any Qualified Domestic Relations Order.

12.2     REQUIRED PROVISIONS.

         A Domestic Relations Order is a Qualified Domestic Relations Order only if it clearly specifies:

(a) The name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

(b) The amount or percentage of the Participant's benefits that the Plan shall pay to each Alternate Payee, or the manner in which the amount or percentage is to be determined;

(c)     The number of payments or period to which the order applies; and

(d)     Each plan to which the order applies.

        Notwithstanding the preceding provisions, a Domestic Relations Order that does not provide the specified address information can be a Qualified Domestic Relations Order, if the Plan Administrator has the necessary information from other sources.

12.3    PROHIBITED PROVISIONS

        A Domestic Relations Order is a Qualified Domestic Relations Order only if it:

(a) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Account Balance Plan, except as stated in Section 12.4 below;

(b) Does not require the Plan to provide increased benefits determined on the basis of actuarial value; and

(c) Does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under an order previously determined to be a Qualified Domestic Relations Order.

12.4     EXCEPTION FOR CERTAIN PAYMENTS MADE AFTER EARLIEST RETIREMENT AGE

(a) A Domestic Relations Order shall not be treated as failing to meet the requirements of Section 12.3(a), solely because the order requires payment to an Alternate Payee:

         (i) In the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the "earliest retirement age" as defined in subsection (b) below;

         (ii) As if the Participant had retired on the date on which payment is to begin under the order; and

         (iii) In any form in which benefits may be paid under the Account Balance Plan to the Participant.

(b) For purposes of this Section, the term "earliest retirement age" means the earlier of:

         (i) The date on which the Participant is entitled to a distribution under the Plan; or

          (ii)         The earliest date on which the  Participant could receive
                      Account Balance Plan benefits if he had separated from service with the Employer.

12.5     PLAN PROCEDURES WITH RESPECT TO DOMESTIC RELATIONS ORDERS

(a) The Plan Administrator shall apply the procedures in this Article, and may adopt additional appropriate procedures, to determine the qualified status of Domestic Relations Orders it receives and to administer distributions under Qualified Domestic Relations Orders.

(b) The Plan Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of the Domestic Relations Order, and provide them with copies of the procedures the Plan will use in determining the qualified status of the order. If addresses are not specified in the order, the Plan Administrator shall send notices to the last known addresses of these parties. The Participant and any Alternate Payee may designate a representative to receive copies of future communications from the Plan Administrator regarding the order, by submitting a written request to the Plan Administrator.

(c) Within a reasonable period after receiving a Domestic Relations Order, the Plan Administrator shall determine whether it is a Qualified Domestic Relations Order and shall notify the

                Participant,   each   Alternate   Payee   and   any   designated
                representatives of the determination.

(d) During the period in which the issue of qualified status is being determined by the Plan Administrator, by a court of competent jurisdiction, or otherwise, the Plan Administrator shall separately account for the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. The separate accounting is for recordkeeping and a segregation of Fund assets is not required. The separately accounted amounts shall be treated in the following manner:

               (i) If the Domestic Relations Order (or a modification of it) is determined to be a Qualified Domestic Relations Order within 18 months of the date on which the first payment would be required to be made under the order, the Plan Administrator shall pay the amounts (including any interest) to the person or persons entitled to the payment.

               (ii) If the Domestic Relations Order is determined not to be a Qualified Domestic Relations Order or the issue is not resolved, within the 18-month period specified above, the Plan Administrator shall pay the amounts (including any interest) to the person or persons who would have been entitled to the amounts if there had been no order. In applying this provision, the Plan Administrator may delay payments for the full 18-month period, even if an earlier determination of non-qualified status is made, if the Plan Administrator has notice that the parties are attempting to remedy the order's deficiencies.

               (iii) Any determination of qualified status that is made after the close of the 18-month period shall be applied prospectively only.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS


13.1     NO ALIENATION OR ASSIGNMENT

         The right of any Participant or Beneficiary to any benefit or payment under the Account Balance Plan or Trust shall not be subject to voluntary or involuntary transfer, alienation or assignment. Further, to the fullest extent permitted by law, the right shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. In the event a Participant or Beneficiary attempts to assign, transfer or dispose of a right under the Account Balance Plan, or if any attempt is made to subject the right to such process, the assignment, transfer or disposition shall be null and void.

13.2     ADOPTION OF PLAN BY ANOTHER EMPLOYER

         Any other employer, whether an Affiliated Employer or not, may, with the approval of the Board of Directors of NBT Bancorp Inc., adopt this Account Balance Plan pursuant to appropriate written resolutions of its board of directors. The adopting employer shall also execute such documents with the Trustee as may be necessary to make the other employer a party to the Trust. As part of its adopting resolutions, the other employer shall delegate authority to amend and terminate the Account Balance Plan to the Board of Directors of NBT Bancorp Inc. The National Bank and Trust Company, by its adoption and execution of this document, is deemed to have made the foregoing delegation.

13.3     STATUS OF EMPLOYMENT RELATIONS

         The adoption and maintenance of the Account Balance Plan and Trust shall not be deemed to constitute a contract between the Employer and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing contained in the Account Balance Plan shall be deemed (a) to give to any Employee the right to be retained in the employ of the Employer, (b) to affect the right of the Employer to discipline or discharge any Employee at any time, (c) to give the Employer the right to require any Employee to remain in its employ, or (d) to affect any Employee's right to terminate his employment at any time.

13.4     BENEFITS PAYABLE BY TRUST

         All Benefits payable under the Account Balance Plan shall be paid or provided for solely from the Trust. The Employer assumes no liability or responsibility for the payments.

13.5     INCREASES IN SOCIAL SECURITY BENEFITS

         Increases in Social Security benefits or the taxable wage base subsequent to a Participant's termination of employment or Retirement shall not cause a reduction in benefits under the Account Balance Plan.

13.6     HEADINGS NOT PART OF THIS PLAN

         Headings of Articles and Sections are inserted only for convenience of reference, and shall not be considered in construing the Plan.

13.7     GENDER AND NUMBER

         Unless the context clearly requires a different meaning, the use of the masculine pronoun includes the feminine gender, and the singular number includes the plural (and vice versa).

13.8     APPLICABLE LAW

         The Plan and Trust shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of New York, unless preempted by federal law.

                                   ARTICLE XIV

                        AMENDMENT, MERGER AND TERMINATION


14.1     AMENDMENT

(a) The Board of Directors of NBT Bancorp Inc. may amend the Account Balance Plan at any time, and from time to time, pursuant to written resolutions and written amendments. However, no amendment shall have the effect of reducing the Account Balance Accrued Benefit of any Participant, except to the extent permitted under Section 412(c)(8) of the Code.

(b) For purposes of this Section, an amendment that has the effect of (i) eliminating or reducing an early retirement benefit or a retirement- type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Account Balance Accrued Benefits.

(c) In the case of a retirement-type subsidy, subsection (b) shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include qualified disability benefits, a medical benefit, a Social Security supplement, or a death benefit (including life insurance).

(d) No amendment to the Account Balance Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

14.2     TERMINATION OF ACCOUNT BALANCE PLAN AND TRUST

(a) The Employer contemplates that the Account Balance Plan shall be permanent and that the Employer shall be able to make contributions to the Account Balance Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Board of Directors of NBT Bancorp Inc. reserves the right to terminate either the Account Balance Plan, or both the Account Balance Plan and the Trust, at any time, pursuant to written resolutions and written amendments.

(b) If the Board of Directors of NBT Bancorp Inc. makes a determination to terminate the Account Balance Plan and Trust, they shall be terminated as of the date specified in certified copies of resolutions delivered to the Plan Administrator and the Trustee.

14.3     BENEFITS UPON TERMINATION AND PARTIAL TERMINATION

         In the event of a termination or partial termination of the Account Balance Plan, any affected Participant's Account Balance Accrued Benefit shall be nonforfeitable as of the date of such event to the extent funded. On termination of the Account Balance Plan, the Trustee will liquidate the assets held in the Fund. After payment of all expenses of liquidation, the Plan Administrator shall allocate the remainder of the Fund assets among Participants and Beneficiaries entitled to benefits, and cause them to be distributed by the Trustee, in accordance with Section 4044 and other applicable provisions of ERISA. Any residual assets of the Account Balance Plan remaining after the above allocation and distribution shall revert to the Employer, provided that all liabilities of the Account Balance Plan have been satisfied.

14.4     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

         Neither the Plan nor the Trust may be merged with any other plan or trust unless each Participant would receive a benefit immediately after the merger that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, if the Plan had then terminated. The preceding sentence shall also apply to a consolidation or transfer of assets.

                                   ARTICLE XV

                              TOP HEAVY PROVISIONS


15.1     APPLICATION

         The provisions of this Article XV shall become effective in any Plan Year in which the Account Balance Plan is a Top Heavy Plan. The Account Balance Plan shall be a Top Heavy Plan with respect to a Plan Year if the Top Heavy Ratio exceeds 60%. However, notwithstanding the foregoing, the Account Balance Plan shall not be a Top Heavy Plan for any Plan Year in which the Account Balance Plan is part of a Required Aggregation Group of Plans or a Permissive Aggregation Group of Plans if the Top Heavy Ratio for the group does not exceed 60%.

15.2     TOP HEAVY RATIO

         For purposes of this Article XV, Top Heavy Ratio shall mean the following:

(a) If the Employer does not maintain a defined contribution plan that covers an Employee in this Account Balance Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of the present value of accrued benefits for all Key Employees under this Account Balance Plan and all other defined benefit plans maintained by the Employer in which a Key Employee participates as of the Determination Date, and the denominator of which is the sum of present value of accrued benefits under this Account Balance Plan and such other defined benefit plans on that date. Both the numerator and the denominator are adjusted to reflect any distribution made in the five-year period ending on the Determination Date.

(b) If the Employer maintains one or more defined contribution plans which cover a Key Employee who participates in this Account Balance Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of account balances for all Key
                Employees under the defined contribution plans sponsored by the Employer which cover a Key Employee and the present value of accrued benefits for all Key Employees under this Plan and all other defined benefit plans sponsored by the Employer which cover a Key Employee, and the denominator of which is the sum of the account balances under this Account Balance Plan and all other defined benefit plans sponsored by the Employer and the present value of accrued benefits under this Account Balance Plan and all other defined benefit plans sponsored by the Employer all calculated as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio are adjusted for any distribution made in the five-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

         For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the Determination Date. The account balances and accrued benefits of an Employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of an individual who is not a Key Employee under a defined benefit plan shall be (1) determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Corporate Group, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

15.3     DEFINITIONS

         The capitalized terms used in this Article XV shall have the following meanings:

(a)            "Determination  Date"  with  respect to any Plan Year shall mean the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

(b) Key Employee" shall mean each Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer, who has an annual compensation in excess of 50% of the dollar limitation under Section 415(b)(1)(A), an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds the dollar limitation under
                Section 415(c)(1)(A) of the Code, a 5% owner of the Employer, or a 1% owner of the Employer who has an annual compensation of more than $150,000. The determination period of the Plan is the Plan Year containing the Determination Date and the four preceding Plan Years.
                The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

(c) "Permissive Aggregation Group of Plans" shall mean the Required Aggregation Group of Plans plus any other plan or plans of the Employer which, when considered together with the Required Aggregation Group of Plans, would continue to satisfy the requirement of Section 401(a)(4) and 410 of the Code.

(d)             "Required Aggregation Group of Plans" shall mean:

(i) each qualified plan of the Employer in which at least one Key Employee participates; and

(ii) any other qualified plan of the Employer which enables a plan described in (i) above to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(e) "Top Heavy Average Compensation" shall mean the average of an individual's annual total pay (as described in Treasury Regulation Section 1.415-2(d)(2)) received from an Employer over any five consecutive Plan Years that produces the highest average; provided, however, that years beginning after the end of the last Plan Year in which the Plan was a Top Heavy Plan shall be disregarded.

15.4     APPLICABLE LIMITATIONS IF TOP HEAVY

         For any Plan Year in which the Account Balance Plan is a Top Heavy Plan, the following shall apply:

(a)  (1)            Notwithstanding any other provision in this Account Balance
                    Plan except (2) and (3) below, each Employee who is not a Key Employee will accrue a benefit (to be provided solely by Employer contributions and expressed as a life annuity commencing at his Normal Retirement Date) of not less than 2% of his Top Heavy Average Compensation multiplied by the number of his years of Service (up to a maximum of 20%). The minimum accrual is determined without regard to any Social Security contribution.
                    The minimum accrual applies even though under other Account
                    Balance Plan provisions, the Employee would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because of (i) the Plan's provisions for integration with Social Security, or (ii) the Employee's failure to make mandatory employee contributions.

(2) The provisions in (1) above shall not apply to any Employee who does not have at least 1,000 Hours of Service for the Plan Year. Furthermore, no additional benefit accruals shall be provided pursuant to (1) above to the extent that the total accruals on behalf of the Employee attributable to Employer contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Date that equals or exceeds 20% of the Employee's Top Heavy Average Compensation.

(3) The provisions in (1) above shall not apply to any Employee to the extent that the Employee is covered under any other plan or plans of the Employer and the minimum allocation or benefit requirement applicable to top heavy plans will be met in the other plan or plans.

         (b) If, for any reason other than death, disability or retirement, an Employee shall incur a break in service before the completion of five years of service for vesting purposes, then in lieu of the benefit that would otherwise be provided, he shall be entitled to a benefit equal to (1) multiplied by (2) multiplied by (3) where:

(1) equals the monthly Retirement Benefit he would be entitled to at his Normal Retirement Date under the terms of the Plan then in effect on the date of his termination, if he continued in Service until his Normal Retirement Date and he continued to earn annually until his Normal Retirement Date the same rate of compensation as he was earning at the time of his termination.

(2) equals a fraction not exceeding one (1), the numerator of which is the Employee's total years of participation in the Plan at termination, and the denominator of which is the total years of participation he would have if he terminated upon his Normal Retirement Date; and

(3) equals a percentage, according to the following chart, based on the years of Service for vesting purposes:

                              YEARS OF SERVICE                   PERCENTAGE

                              fewer than 2                           0%
                                         2                          20%
                                         3                          40%
                                         4                          60%
                                         5 or more                 100%

         If the Plan ceases to be Top Heavy, then this Subparagraph (b) shall no longer be applicable except as follows:

(1) the percentage of an Employee's accrued benefit that was nonforfeitable before the Account Balance Plan ceased to be Top Heavy must remain nonforfeitable; and
(2) an Employee who has completed three or more years of Service for vesting purposes may, after the Plan ceases to be a Top Heavy Plan, elect to have his accrued benefit determined according to the above provisions of this Subparagraph (b). For purposes of this Subparagraph (b) the vesting election period begins on the date the Plan ceases to be a Top Heavy Plan and ends 60 days following that date, or the date the Employee is given written notice that the Account Balance Plan is no longer a Top Heavy Plan, whichever is later.

         An election pursuant to this Subparagraph (b) may be made only by an individual who is an Employee at the time of such an election and shall be irrevocable.

NBT Bancorp Inc. and NBT Bank, N.A. have caused this Plan to be signed by duly authorized officers on this 18th day of December 2000.




                                                NBT BANCORP INC.


                                                By: /s/ Daryl R. Forsythe


                                                Title: Pres & CEO




                                                NBT BANK, N.A.


                                                By: /s/ Martin Dietrich


                                                Title: Pres & CEO

                                    EXHIBIT I

                       DEFINITION OF ACTUARIAL EQUIVALENT



The interest rate, mortality table and other factors, if any, applicable for purposes of determining an Actuarial Equivalent benefit under Account Balance Plan Section 1.4 shall be determined in accordance with the applicable section of this Exhibit I, below.


For purposes of this Exhibit I, "Applicable Mortality Table" means the mortality table prescribed by the Internal Revenue Service, which shall be based on the prevailing commissioners' standard table (described in ss.807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which a present value is determined (without regard to any other subparagraph of ss.807(d)(5) of the Code) as specified by the Internal Revenue Service.



Also for purposes of this Exhibit I, "Applicable Interest Rate" means, for a Plan Year, the annual rate of interest on 30-year Treasury securities as specified by the Internal Revenue Service for November of the preceding Plan Year, in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin.



1. OPENING ACCOUNT BALANCE - For purposes of determining the Actuarially Equivalent present value as of December 31, 1999 of a Participant's Accrued Benefit ("as such term is defined in Section 2.01 of the Appendix A Plan) as of that date to establish a Participant's Opening Account Balance under this Account Balance Plan (See Section 1.32(a) of the Account Balance Plan), Actuarial Equivalence will be based upon the following:



         Mortality:   Applicable Mortality Table

         Interest:    Applicable Interest Rate



2. CONVERSION OF ACCOUNT TO ACCOUNT BALANCE ACCRUED BENEFIT - For purposes of determining a Participant's Account Balance Accrued Benefit, as defined in Section 1.2 of the Account Balance Plan, Actuarial Equivalence will be based upon the following:


         Mortality:   Applicable Mortality Table

         Interest:    Applicable Interest Rate

         This determination is made by projecting the Participant's Account to Normal Retirement Age using the Applicable Interest Rate at the determination date, and then converting the projected Account at Normal Retirement Age to the Account Balance Accrued Benefit using the Applicable Mortality Table and Applicable Interest Rate at the determination date.



3. OPTIONAL FORMS - For purposes of converting the Normal Form (single-life annuity with 60 months of payments guaranteed) to an Actuarially Equivalent optional form of payment under the Account Balance Plan, other than a lump sum, Actuarial Equivalence will be based upon the following:

         Mortality:        The 1984 Unisex Pension Mortality Table
         Interest:         7.00%

4. REDUCTION FOR EARLY RETIREMENT BENEFIT PAYMENTS PRIOR TO NORMAL RETIREMENT AGE - As stated in Sections 4.3 and 5.2 of the Account Balance Plan, a Participant who has attained age 55 and who has five or more years of Service at their Benefit Commencement Date shall have his Account Balance Accrued Benefit reduced by one-quarter of one percent (1/4%) for each full month prior to Normal Retirement Date that such benefit is paid.

5. REDUCTION FOR BENEFIT PAYMENTS PRIOR TO NORMAL RETIREMENT FOR PARTICIPANTS NOT ELIGIBLE FOR EARLY RETIREMENT - For purposes of converting a Participant's Account Balance Accrued Benefit to an Actuarially Equivalent Normal Form annuity at his Benefit Commencement Date, Actuarial Equivalence will be based upon the following:

         Mortality:        The 1984 Unisex Pension Mortality Table
         Interest:         7.00%

6. OTHER ACTUARIAL EQUIVALENCE DETERMINATIONS - The Applicable Interest Rate and the Applicable Mortality Table shall be used for all other Actuarial Equivalence determinations.

                                   EXHIBIT II





DESIGNATED PARTICIPANT.....................................DESIGNATED PERCENTAGE

John R. Bradley                                             ....30.0%



Michael J. Chewens                                          ....14.0%



Martin A. Dietrich                                          ....17.0%



Daryl Forsythe                                              ....35.0%



Joe C. Minor                                                ....30.0%



Jane E. Neal                                                ....30.0%



John Roberts                                                ....30.0%

                                 APPENDIX A PLAN

                               NBT BANCORP, INC.

                          DEFINED BENEFIT PENSION PLAN



















Amended and restated as of October 1, 1989, including amendments adopted through August 31, 1998

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

ARTICLE I - GENERAL PROVISIONS
------------------------------

1.01              Designation                                               1
1.02              Effective Date                                            1
1.03              Purpose                                                   1

ARTICLE II - DEFINITIONS                                                    2
------------------------

ARTICLE III - ELIGIBILITY AND PARTICIPATION REQUIREMENTS
--------------------------------------------------------

3.01              Eligibility                                              18
3.02              Becoming a Participant                                   18
3.03              Eligibility after Reemployment                           19
3.04              Eligibility Based on Service in Ineligible
                    Classification                                         20

ARTICLE IV - SERVICE CREDITING
------------------------------

4.01              Benefit Service                                          21
4.02              Vesting Service                                          21
4.03              Treatment of Prior Service after a Break in Service      22
4.04              Retention of Service                                     23
4.05              Limitation of Service Credited                           23

ARTICLE V - VESTING AND FORFEITURES
-----------------------------------

5.01              Vesting Schedule                                         24
5.02              Exceptions to Vesting Schedule                           24
5.03              Forfeitures                                              25
5.04              Amendments Affecting Vesting Schedule                    26

ARTICLE VI - BENEFITS ELIGIBILITY
---------------------------------

6.01              Normal Retirement Benefit                                27
6.02              Early Retirement Benefit                                 27
6.03              Late Retirement Benefit                                  28
6.04              Disability Retirement Benefit                            28
6.05              Preretirement Death Benefit.                             28
6.06              Benefits Following Termination of Employment             30

                           --------------------------

                                                                           Page
                                                                           ----

ARTICLE VII - COMPUTATION OF BENEFITS
-------------------------------------

7.01              Normal Retirement Benefit                                31
7.02              Early Retirement Benefit                                 32
7.03              Late Retirement Benefit                                  32
7.04              Disability Retirement Benefit                            33
7.05              Preretirement Death Benefit                              33
7.06              Deferred Vested Retirement Benefit                       34
7.07              Reemployment After Benefit Commencement                  34
7.08              July 1, 1995 Cost-of-Living Increase                     35

ARTICLE VIII - BENEFICIARIES
----------------------------

8.01              Designation of a Beneficiary                             36
8.02              Spouses's Rights                                         36
8.03              Absence of a Designated Beneficiary                      37
8.04              Beneficiaries' Rights                                    38

ARTICLE IX - DISTRIBUTION REQUIREMENTS
--------------------------------------

9.01              Form of Distribution                                     39
9.02              Compliance with Code Section 401(a)(9)                   42
9.03              Required Distribution to Participant                     42
9.04              Limits on Distribution Periods                           44
9.05              Required Distribution to Beneficiary                     45
9.06              Location of Participant or Beneficiary Unknown           45
9.07              Facility of Payment                                      45
9.08              Eligible Rollover Distributions                          46

ARTICLE X - FINANCING
---------------------

10.01             Fund                                                     48
10.02             Contributions to the Plan                                48
10.03             Funding Policy                                           48
10.04             Return of Employer Contributions                         48

                           --------------------------

                                                                           Page
                                                                           ----

ARTICLE XI - ADMINISTRATION
---------------------------

11.01             Plan Administrator                                       50
11.02             Fiduciary and Administrative Duties                      51
11.03             General Powers and Discretion of Plan Administrator      51
11.04             Administration of the Fund                               52
11.05             Delegation of Powers                                     52
11.06             Appointment of Professional Assistants and Investment
                    Managers                                               53
11.07             Records                                                  53
11.08             Notice of Rollover Treatment                             53
11.09             Responsibility of Fiduciaries                            53
11.10             Indemnity by Employer                                    54
11.11             Payment of Fees and Expenses                             54
11.12             ERISA Reporting and Disclosure                           54
11.13             Service of Legal Process                                 54
11.14             Claim for Benefits                                       54
11.15             Denial of Claim                                          54
11.16             Request for Review of Denial                             55
11.17             Review Decision                                          55

ARTICLE XII - LIMITATIONS ON BENEFITS
-------------------------------------

12.01             General Rules                                            57
12.02             Code Section 415 Limitations                             57
12.03             Deemed Satisfaction of Maximum Retirement Benefit
                    Limitation                                             60
12.04             Maximum Retirement Benefit for Multiple Plans            61
12.05             Exceptions to the Maximum Retirement Benefit Limitation  63
12.06             Increases in Maximum Retirement Benefit                  64

ARTICLE XIII - QUALIFIED DOMESTIC RELATIONS ORDERS
--------------------------------------------------

13.01             General                                                  65
13.02             Required Provisions                                      65
13.03             Prohibited Provisions                                    65
13.04             Exception for Certain Payments Made after Earliest
                    Retirement Age                                         66
13.05             Plan Procedures with Respect to Domestic Relations
                    Orders                                                 66

                           --------------------------

                                                                           Page
                                                                           ----

ARTICLE XIV - AMENDMENT, MERGER AND TERMINATION
-----------------------------------------------

14.01             Amendment                                                68
14.02             Termination of Plan and Trust                            68
14.03             Benefits upon Termination and Partial Termination        68
14.04             Restriction of Benefits to Certain Highly Compensated
                    Employees                                              69
14.05             Merger, Consolidation or Transfer of Assets              70

ARTICLE XV - TOP-HEAVY REQUIREMENTS
-----------------------------------

15.01             General Rules                                            71
15.02             Determination of Top-Heaviness                           72
15.03             Vesting in Employer Contributions under a Top-Heavy Plan 74
15.04             Minimum Required Benefit                                 75
15.05             Maximum Annual Benefit under a Super Top-Heavy Plan      77

ARTICLE XVI - MISCELLANEOUS PROVISIONS
--------------------------------------

16.01             No Alienation or Assignment                              78
16.02             Adoption of Plan by Another Employer                     78
16.03             Status of Employment Relations                           78
16.04             Benefits Payable by Trust                                78
16.05             Failure of Qualification                                 78
16.06             Increases in Social Security Benefits                    79
16.07             Headings Not Part of This Plan                           79
16.08             Gender and Number                                        79
16.09             Applicable Law                                           79

                                   ARTICLE I

                               GENERAL PROVISIONS
                               ------------------


         1.01 DESIGNATION. This Plan, previously designated The National Bank and Trust Company of Norwich Employees' Defined Benefit Pension Plan and Trust, is designated the NBT BANCORP, INC. DEFINED BENEFIT PENSION PLAN. The Plan and Trust are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended. The Plan is intended to qualify as a defined benefit plan.

         1.02 EFFECTIVE DATE. This Plan originally became effective on October 1, 1986, following the Employer's termination of its participation in the Master Plan of the New York State Bankers Retirement System. The Employer hereby amends and restates the Plan effective October 1, 1989 ("Effective Date"), unless a different effective date is otherwise stated. This restatement governs the rights of all Employees who have an Hour of Service with the Employer on or after the Effective Date. The rights of any former Employee who does not have an Hour of Service on or after the Effective Date shall be governed by the provisions of the Predecessor Plan in effect when he terminated employment, unless otherwise provided in this Plan or required by law.

         1.03 PURPOSE. The purpose of this Plan is to provide benefits for Participants and Beneficiaries (including any Alternate Payees). Contributions to the Plan, and any income, shall be for the exclusive benefit of Participants and Beneficiaries and shall not be used for, or diverted to, any other purpose.

                                   ARTICLE II

                                  DEFINITIONS
                                  -----------


         The following terms shall have the following meanings in and for this Plan.

         2.01 Accrued Benefit shall mean the amount that will be paid to the Participant, under the formula in Section 7.01, expressed as an annual benefit (straight life annuity) beginning at his Normal Retirement Date. The Participant's accrued benefit as of a determination date shall be the portion of the normal retirement benefit accrued under that formula, based on years of Credited Service through the determination date.

         2.02 Actual Retirement Date shall mean the date on which a Participant retires from service with the Employer, within the meaning of "Retirement" in this Article of the Plan.

         2.03 Actuarial Equivalent or Actuarially Equivalent shall mean a benefit payable in a different form and/or at a different time than a Participant's Accrued Benefit, but having the same value as that benefit when computed using the following actuarial assumptions:

                  Mortality:                1984 Unisex Mortality Table
                  Interest:                 7 percent per annum

         a. Notwithstanding the preceding sentence, for Annuity Starting Dates that occur before September 1, 1997, the present value of any distribution (other than a non-decreasing life annuity payable for a period not less than the life of the Participant or Surviving Spouse) shall be determined using the Code
Section 417(e)(3) interest rates(s) described in subsection (b) below, if such rate(s) would produce a greater benefit than the assumptions above.

         b. The Code Section 417 interest rates are:

            i. The Applicable Interest Rate if the present value of the benefit (using such rate(s)) is not in excess of $25,000; or

            ii. 120 percent of the  Applicable  Interest  Rate if the  present value of the benefit exceeds $25,000 (as determined under subsection (i) above). In no event shall the present value determined under this subsection (ii) be less than $25,000.

          c. Notwithstanding the foregoing of this Section 2.03, and subject to subsection 2.03(d) below, for Annuity Starting Dates that occur after August 31, 1997, the present value of a lump sum distribution shall be determined by apply-ing the Applicable Interest Rate and the "Applicable Mortality Table."

For purposes of this subsection 2.03(c), the "Applicable Mortality Table" is the mortality table based on the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)
(5)), that is prescribed by the Internal Revenue Service in revenue rulings, notices or other guidance, published in the Internal Revenue Bulletin.

         d. The lump sum distribution payable to a Participant whose Annuity Starting Date occurs after August 31, 1997 shall not be less than the present value of the benefit accrued by the Participant through August 31, 1997, when calculated by using the interest rate and mortality assumptions in the first sentence of this Section 2.03, based on the Participant's age on the Annuity Starting Date.

         2.04 Adjustment Factor shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code.

         2.05 Affiliated Employer shall mean (a) a member of a "controlled group of corporations" or group of trades or businesses under common control (as defined in Code Section 414(b) and (c)) of which the Employer is a member, (b) a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer, or (c) any other entity that must be aggregated with the Employer pursuant to Code Section 414(o). The term "controlled group of corporations" has the meaning given in Code Section 1563(a), but determined without regard to Code Sections 1563(a)(4) and (e)(3)(C). Further, for purposes of applying the Code Section 415 limitations on benefits, Code Section 1563(a)(1) shall be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent," each place that phrase appears. If an Affiliated Employer is also an Employer maintaining the Plan, the provisions of the Plan shall apply to that entity as an Employer, rather than only as an Affiliated Employer.

         2.06 Alternate Payee shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

         2.07 Annual Benefit shall mean a benefit attributable to Employer contributions payable in the form of a straight life annuity within the meaning of Code Section 415(b)(2), as further described in Article XII.

         2.08 Annuity Starting Date shall mean the first day of the first period for which an amount is paid to a Participant in any form.

         2.09     Applicable Interest Rate shall mean:

         a. for Annuity Starting Dates that occur before September 1, 1997, the interest rate or rates that would be used, as of the first day of the Plan Year that contains the Annuity Starting Date, by the PBGC for purposes of determining the present value of the Participant's benefits under the Plan, if the Plan had terminated on that date with insufficient assets to provide benefits guaranteed by the PBGC; and

         b. for Annuity Starting Dates that occur after August 31, 1997, the annual interest rate on 30-year Treasury securities for the second month that precedes the Plan Year during which the Annuity Starting Date occurs. (For example, for Annuity Starting Dates that occur in 1998, the Applicable Interest Rate shall be the annual interest rate on 30-year Treasury securities for November 1997, as specified by the Internal Revenue Service in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin.)

         2.10 Beneficiary shall mean any person properly designated by a Participant pursuant to Article VIII to receive any benefits payable after the Participant's death.

         2.11 Board of Directors shall mean the Board of Directors of the Employer.

         2.12 Break in Service or One-Year Break in Service shall mean a Plan Year during which a Participant is not credited with more than 500 Hours of Service; provided that, for the Plan Year that begins on October 1, 1994 and ends December 31, 1994, a Participant shall not incur a Break in Service if the Participant is credited with at least 125 Hours of Service during that Plan Year.

         2.13 Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and implementing Regulations and rulings issued by the Internal Revenue Service. References to any Section of the Code shall include any successor provision.

         2.14 Compensation shall mean remuneration paid by the Employer to a Participant in the form of fixed basic annual salary or wages, commissions, overtime, and cash bonuses actually received; provided that, for Plan Years that begin prior to January 1, 1995, Compensation shall include remuneration in the form of severance pay and for Plan Years beginning before October 1, 1993, Compensation shall not include remuneration in the form of commissions. For all years, Compensation shall include any amount contributed by the Employer at the direction of the Participant pursuant to a salary reduction agreement, which amount is not includable in the Participant's gross income under Code Section 125 (cafeteria plans) or Code Section 402(a)(8) ("401(k)" plans). Compensation shall not include any other form of remuneration, regardless of the manner calculated or paid. For example, "Compensation" shall not include amounts realized from the exercise of stock options or from the disposition of stock or stock rights, Employer contributions to any public or private benefit plan or system, or (after December 31, 1994) amounts paid as severance pay.

For the Plan Year in which an Employee first becomes a Participant, the term "Compensation" shall mean only the Compensation he receives after the date he satisfies the eligibility requirements to participate in the Plan.

The annual Compensation of each Participant taken into account under the Plan for any Plan Year beginning after December 31, 1988 and before January 1, 1994 shall not exceed $200,000. Each January 1, beginning in 1990 and ending in 1993, this amount shall be adjusted by the Adjustment Factor, using 1989 as the base period. The adjusted Compensation limitation shall be effective for Plan Years beginning within the calendar year of the adjustment.

For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the $150,000 limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the limit is $150,000.

In applying the $200,000 and $150,000 limitations in Plan Years that begin prior to January 1, 1997, the Compensation of a Participant who is (i) a Five Percent Owner, or (ii) a Highly Compensated Employee and one of the ten most Highly Compensated Employees, ranked on the basis of compensation (within the meaning of Code Section 414(q)(7)) paid by the Employer during the Plan Year, shall be treated as including the Compensation of his Spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year (but only if his Spouse or lineal descendant also is an Employee). If, as a result of the application of such rules, the $200,000 limitation or the $150,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation included in "Covered Compensation" defined in Article VII), the limitation shall be prorated among the affected individuals, in proportion to each such individual's Compensation as determined under this Section prior to the application of the limitation.

         2.15 Defined Benefit Dollar Limitation shall mean the dollar limitation in effect under Code Section 415(b)(1)(A); specifically, $90,000, as adjusted each January 1 by the Adjustment Factor. Any adjusted limitation shall apply to Limitation Years ending with or within the calendar year of the adjustment.

         2.16 Defined Benefit  Fraction shall mean the fraction  defined in Code
Section 415(e)(2) that is used, with the Defined Contribution Fraction, to determine the Maximum Retirement Benefit for a Participant who also has participated in a defined contribution plan of the Employer or an Affiliated Employer.

         2.17 Defined Contribution Fraction shall mean the fraction defined in Code Section 415(e)(3) that is used, with the Defined Benefit Fraction, to determine the Maximum Retirement Benefit for a Participant who also has participated in a defined contribution plan of the Employer or an Affiliated Employer.

         2.18 Determination Date shall mean, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of a first Plan Year, the Determination Date shall be the last day of that Plan Year.

         2.19 Disability Retirement Date shall mean the date on which a Participant terminates employment with the Employer because of a Total and Permanent Disability.

         2.20 Domestic Relations Order shall mean any judgment, decree, or order (including approval of a property settlement agreement) which: (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant, and (b) is made pursuant to a state domestic relations law (including a community property law).

         2.21 Earliest Retirement Age shall mean the earliest date on which the Participant can elect to receive retirement benefits under the Plan.

         2.22 Early Retirement Date shall mean the date of a Participant's Retirement, before the Normal Retirement Date, after the Participant has attained age 55 and earned a "Vested Percentage" (described in Article V) of 100 percent.

         2.23     Effective Date shall mean October 1, 1989.

         2.24 Employee shall mean any person who receives compensation for personal services, other than a retainer or fee under a contract, from the Employer of the Employee and who is treated by the Employer as a common law employee for employment tax withholding purposes. Any Leased Employees shall be considered Employees solely for the purposes specified in Code Section 414(n). Leased Employees shall not be eligible to participate in the Plan.

          2.25 Employer shall mean NBT Bancorp, Inc., NBT Bank, N.A. (formerly known as The National Bank and Trust Company and The National Bank and Trust Company of Norwich), and any Affiliated Employer that adopts this Plan. Notwith-standing the preceding sentence, the term Employer means NBT Bank, N.A. for pur-poses of Plan administration, and NBT Bancorp, Inc. for purposes of Sections
14.01 and 14.02.

         2.26 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any implementing regulations and rulings issued by the Department of Labor or the Internal Revenue Service. References to any Section of ERISA shall include any successor provision.

         2.27 Final Average Compensation shall mean the average of the Participant's annual Compensation for the five Years of Benefit Service during the Participant's last ten Years of Benefit Service that produces the highest average. If a Participant has less than five Years of Benefit Service, the Participant's Final Average Compensation shall be the average of his annual Compensation for his total Years of Benefit Service. For Plan Years that begin prior to October 1, 1993, Final Average Compensation shall be based upon the Compensation received by the Participant for each applicable calendar year. For Plan Years that begin after September 30, 1993, Final Average Compensation shall be based upon the Compensation received by the Participant for each applicable Plan Year. In all cases, Final Average Compensation shall be based upon consecutive Years of Benefit Service.

         2.28 Five Percent Owner shall mean, as further defined in Code Section 416(i), any person who owns, or is considered as owning under the constructive ownership rules of Code Section 318, more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer. However, the constructive ownership rules in Code Section 318(a)(2)(C) shall be applied by substituting "five percent" for "50 percent." If the Employer is not a corporation, any person who owns more than five percent of the capital or profits interest in such organization is a Five Percent Owner.

         2.29     Fund shall mean the assets of the Plan.

         2.30 Highly Compensated Employee shall mean a highly compensated employee within the meaning of Code Section 414(q), for Plan Years beginning after December 31, 1986. As set forth below, the term "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. In the following subsections, the term "determination year" means the current Plan Year and the term "look-back year" means the twelve-month period immediately preceding the determination year.

         a. Highly Compensated Active Employee: For Plan Years that begin before January 1, 1997, highly compensated active employee includes any employee who performs service for the Employer during the determination year and who:

                   i. Received compensation in excess of $75,000, as adjusted by the Adjustment Factor, during the look-back year;

                  ii. Received compensation in excess of $50,000, as adjusted by the Adjustment Factor, during the look-back year, and was a member of the top-paid group for such year (generally, the top 20 percent of employees ranked on the basis of compensation);

                 iii. Was an officer (as defined in Code Section 416(i)) of the Employer and received compensation during the look-back year that is greater than 50 percent of the Defined Bene-fit Dollar Limitation in effect during the year (if no officer has satisfied this compensation requirement, the highest-paid officer shall be treated as a Highly Compensated Employee);

                  iv. Is described in the above subsections if the term "determination year" is substituted for the term "look-back year", and the employee is one of the 100 employees who received the most compensation from the Employer dur-ing the determination year; or

                   v. Was a Five Percent Owner at any time during the look-back year or determination year.

For Plan Years that begin on or after January 1, 1997, a highly compensated active employee includes any Employee who performs services for the Employer during the determination year and who (I) for the preceding determination year, received compensation from the Employer in excess of $80,000 (as adjusted by the Secretary of the Treasury), or (II) was a Five Percent Owner at any time during the determination year or the preceding determination years.

         b. Highly Compensated Former Employee: A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

         c. Family Member Aggregation Rule: For Plan Years that begin before January 1, 1997, if an employee is, during a determination year or look-back year, a Family Member of either (i) a Five Percent Owner who is an active or former employee or (ii) a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the Five Percent Owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and Five Percent Owner or top-ten

Highly Compensated Employee. For purposes of this Section, the term "Family Member" includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

         d. Incorporation of Section 414(q): The determination of who is a Highly Compensated Employee under the above rules, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, shall be made in accordance with Code Section 414(q) and implementing Regulations, which are hereby incorporated by reference.

         2.31 Hour of Service shall mean an hour determined in accordance with the following provisions. In this definition, the term "computation period" means the Plan Year, with the following exception. To the extent that a "Year of Service" is defined as a different period for eligibility purposes, that period shall be considered a computation period in crediting Hours of Service for eligibility.

         a. General Rules for Crediting Hours: For all purposes under the Plan, an Employee shall be credited with an Hour of Service for all of the following:

                   i. Each hour for which the Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the com-putation period in which the duties are performed.

                  ii. Each hour for which the Employee is paid, or entitled to payment, by the Employer, on account of a period dur-ing which no duties are performed (whether or not the employment relationship has terminated), due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Except as provided in Section 7.04 (relating to disabil-ity), no more than 501 Hours of Service shall be credited under this subsection for any single, continuous period, whether or not such period occurs in a single computation period.

                 iii. Each hour for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection (i) or (ii), whichever is applic-able, and this subsection (iii). Under this subsection, Hours of Service will be credited to the Employee for the computation period to which the award or agreement per-tains, rather than the computation period in which the award, agreement or payment is made.

Hours under this subsection shall be calculated and credited pursuant to Department of Labor Regulation 2530.200b-2(b) and (c), which is incorporated herein by reference.

         b. Crediting Hours for Maternity or Paternity Leave to Prevent Break in
Service: Solely to determine whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons, or is on a leave of absence taken in accordance with the Family and Medical Leave Act, shall receive credit for the Hours of Service that would otherwise have been credited to the Employee but for such absence. In any case in which such hours cannot be determined, eight Hours of Service per day of such absence shall be credited.

                   i. The Hours of Service credited under this subsection shall be credited in the computation period in which the absence begins, if necessary to prevent a Break in Ser-vice in that period. In all other cases, the Hours of Service shall be credited to the next computation period.

                  ii. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence by reason of (A the Employee's pregnancy, (B) the birth of the Employee's child or the placement of a child with the Employee in connection with the Employee's adoption of the child, or (C) the Employee caring for the child for a period immediately following such birth or placement.

                 iii. In order to be credited with Hours of Service under this subsection, the Employee must provide the Plan Adminis-trator with proof that the period of absence is for a reason specified in subsection (ii) above.

         c. Hours Not Kept: An Employee for whom hours are not normally kept shall receive credit for 45 Hours of Service for each weekly pay period during which the Employee performs one Hour of Service under the conditions described in subsection (a)(i) or (ii) above.

         d. Affiliated Employers: For eligibility and vesting purposes (see Articles III and IV), Hours of Service shall also be credited for employment with any Affiliated Employer.

         e. For eligibility and vesting purposes hereunder, Hours of Service shall include each hour for which an Employee, who was employed by any banking institution or banking facility as of the date immediately preceding the date of the Employer's acquisition of that institution or facility (and which acquisition occurred on or before December 31, 1994), was credited with an hour of service under the terms of such former employer's tax-qualified retirement plan as of the date immediately preceding the date of the Employer's acquisition of the institution or facility.

         f. Hours of Service shall be granted for eligibility and vesting purposes during a period of military service which does not exceed two years in duration. Hours of Service shall be credited on the basis of the Employee's normal workweek when such leave commenced. For purposes of this subsection (f), military service is service with the Armed Forces of the United States during periods of war, national emergency or conscription, subject to the condition that the Employee returns to active employment with the Employer within the period his reemployment rights are protected by applicable law. Notwithstanding the foregoing, Hours of Service shall include qualified military service to the extent required by Code Section 414(u), if such Code Section would grant more service to the Employee.

         g. Except to the extent required by subsection (a)(ii) above, Hours of Service shall not be granted for any purpose under the Plan as a result of an Employee's receipt of severance pay from the Employer.

         2.32 Joint and Survivor Annuity shall mean an immediate annuity benefit payable monthly for life to a Participant, with a survivor annuity for the life of the Beneficiary which is not less than 50 and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Beneficiary.

         2.33 Key  Employee  shall mean an  employee  within the meaning of Code
Section 416(i). As further set forth in that Code Section, any Employee, former Employee or Beneficiary will be considered a Key Employee if, for the Plan Year that contains the Determination Date or any of the four preceding Plan Years, the employee is:

         a. An officer (within the meaning of Code Section 416(i)) having "annual compensation" from the Employer greater than 50 percent of the Defined Benefit Dollar Limitation for any such Plan Year;

         b. An owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer, who has "annual compensation" from the Employer greater than the dollar limitation in effect under Code Section 415(c)(1)(A) (currently $30,000);

         c.       A Five Percent Owner; or

         d. A One Percent Owner with "annual compensation" from the Employer of more than $150,000.

For purposes of this definition, "annual compensation" means Limitation Year Compensation, plus any amounts contributed by the Employer pursuant to a salary reduction agreement, which are excludable from the Employee's gross income under
Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

         2.34 Leased Employee shall mean any person (other than one who is an employee without regard to a leasing arrangement) who performs services pursuant to an agreement between the Employer and a leasing organization if:

         a. The services have been performed for the Employer or for the Employer and related persons (determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year; and

         b. For Plan Years that begin before January 1, 1997, the services are of a type historically performed by employees in the business field of the Employer and, for Plan Years that begin on or after January 1, 1997, the services are performed under the primary direction or control of the Employer.

         2.35 Limitation Year shall mean the calendar year.

         2.36 Limitation Year Compensation shall mean wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

         a. Employer contributions to a plan of deferred compensation, which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan (described in Code Section 408(k)) to the extent such contributions are not includible in the gross income of the Employee, or any distributions from a plan of deferred compensation;

         b. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

         c. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

         d. Other amounts which received special tax benefits.

Notwithstanding the above definition, for a self-employed individual that participates in the Plan (if any), Limitation Year Compensation shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

For Limitation Years beginning after December 31, 1991, for purposes of applying this Section, Limitation Year Compensation for a Limitation Year is the Limitation Year Compensation actually paid or made available during such Limitation Year.

For Limitation Years beginning after December 31, 1997, for purposes of applying this Section, Limitation Year Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125 or 457.

         2.37 Maximum Retirement Benefit shall mean the maximum Annual Benefit determined in accordance with Article XII of the Plan and Section 415 of the Code.

         2.38  Minimum  Required  Benefit  shall mean the benefit  described  in
Article XV which must be provided to Non-Key Employees if the Plan is Top-Heavy for a Plan Year.

         2.39 Minimum Vesting Schedule shall mean the vesting schedule required by Article XV if the Plan becomes Top-Heavy for one or more Plan Years.

         2.40 Non-Key Employee shall mean an Employee who is not a Key Employee.

         2.41 Non-Vested Participant shall mean a Participant who is not a Vested Participant.

         2.42 Normal Retirement Age shall mean the date upon which a Participant attains age 65.

         2.43 Normal Retirement Date shall mean the first day of the calendar month coinciding with or next following a Participant's Normal Retirement Age.

         2.44 One Percent Owner shall mean, as further defined in Code Section 416(i), any person who owns, or is considered as owning under the constructive ownership rules of Code Section 318, more than one percent of the outstanding stock of the Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer. However, the constructive ownership rules in Code Section 318(a)(2)(C) shall be applied by substituting "one percent" for "50 percent." If the Employer is not a corporation, any person who owns more than one percent of the capital or profits interest in such organization is a One Percent Owner.

         2.45 Participant shall mean an Employee who becomes a Participant in the Plan as provided in Article III.

         2.4  PBGC shall mean the Pension Benefit Guaranty Corporation.

         2.47 Permissive Aggregation Group shall mean a group of plans maintained by the Employer and any Affiliated Employer, which may be aggregated in determining whether the Plan is Top-Heavy, as further defined in Article XV of the Plan.

         2.48 Plan shall mean the NBT Bancorp, Inc. Defined Benefit Pension Plan, as amended from time to time. Prior to January 1, 1995, the name of the Plan was The National Bank & Trust Company of Norwich Employees' Defined Benefit Pension Plan and Trust.

         2.49 Plan Administrator shall mean the person, committee or other entity appointed to administer the Plan in accordance with Article XI. The Plan Administrator shall be the "named fiduciary" for the management, operation and administration of the Plan, within the meaning of Section 402(a) of ERISA.

         2.50 Plan Year shall mean the twelve consecutive month period beginning on October 1st and ending on September 30th; provided, however, that (a) there shall be a short Plan Year beginning on October 1, 1994 and ending on December 31, 1994, and (b) beginning January 1, 1995, the Plan Year shall be the period beginning on January 1st and ending on December 31st.

         2.51 Predecessor Plan shall mean any prior statement (or restatement) of the Plan that is being amended and restated by this document.

         2.52 Preretirement Survivor Annuity shall mean an annuity for the life of the Spouse that is payable if a Participant dies before his Annuity Starting Date, as provided in Articles VI and VII.

         2.53 Qualified Domestic Relations Order shall mean a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits that would otherwise be payable with respect to a Participant under the Plan, and that meets the requirements described in Article XIII.

         2.54 Regulation(s) shall mean the Income Tax Regulations promulgated by the Secretary of the Treasury or his delegate, as amended from time to time, including proposed and temporary Regulations. References to any Section of the Regulations shall include any successor provision.

         2.55 Required Aggregation Group shall mean a group of plans maintained by the Employer and any Affiliated Employer, which must be aggregated in determining whether the Plan is Top-Heavy, as further defined in Article XV of the Plan.

         2.56 Required Beginning Date shall mean the date when distributions must begin to a Participant, as further defined in Article IX of the Plan.

         2.57 Retirement shall mean voluntary termination of employment with the Employer for a reason other than death, after a Participant has fulfilled all requirements for a normal, early or disability retirement benefit.

         2.58 Social Security Retirement Age shall mean the earliest age at which an individual can collect full, unreduced Social Security benefits. The Social Security Retirement Age is:

         a. Age 65 for a Participant who attains age 62 before January 1, 2000 (i.e., born before January 1, 1938);

         b. Age 66 for a Participant who attains age 62 after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955); and

         c. Age 67 for a Participant who attains age 62 after December 31, 2016 (i.e., born after December 31, 1954).

         2.59 Spouse or Surviving Spouse shall mean the lawful wife of a male Participant or the lawful husband of a female Participant. Notwithstanding the preceding sentence, a former spouse shall be treated as the Spouse or Surviving Spouse (and a current spouse shall not be treated as the Spouse or Surviving Spouse) to the extent provided under a Qualified Domestic Relations Order.

         2.60 Super Top-Heavy Plan shall mean a plan for which the Top-Heavy Ratio exceeds 90 percent. As stated in Article XV, if the Plan is Super Top-Heavy and the Employer has also maintained a defined contribution plan, the denominators in the Defined Benefit Fraction and the Defined Contribution Fraction must be reduced when calculating the Maximum Retirement Benefit for individuals who have participated in both plans.

         2.61 Top-Heavy shall mean the status of the Plan when it is a Top-Heavy Plan (or a Super Top-Heavy Plan).

         2.62 Top-Heavy Plan shall mean a plan for which the Top-Heavy Ratio exceeds 60 percent, including a Super Top-Heavy Plan unless otherwise specified.

         2.63 Top-Heavy Ratio shall mean the ratio of the Accrued Benefits of Key Employees to the Accrued Benefits of all Employees, considering this Plan and any plans included in a Required Aggregation Group or Permissive Aggregation Group.

         2.64 Top-Heavy Rules shall mean the rules under Code Section 416 and implementing Regulations that will be applicable if the Plan is a Top-Heavy Plan for any Plan Year beginning after December 31, 1983.

         2.65 Total and Permanent Disability or Totally and Permanently Disabled. A Participant shall be considered Totally and Permanently Disabled, if he is determined to be entitled to, and is in receipt of, disability benefits under (a) Title II or XVI of the Social Security Act, and (b) any long term disability income plan sponsored by the Employer.

         2.66 Trust shall mean the legal entity resulting from the Trust Agree-ment between the Employer and the Trustee.

         2.67 Trust Agreement shall mean the agreement between the Employer and the Trustee, or any successor Trustee, establishing the Trust and specifying the duties of the Trustee.

         2.68 Trustee shall mean the trustee or trustees designated by the Board of Directors.

         2.69  Vested   Participant   shall  mean  a   Participant   who  has  a
nonforfeitable (vested) interest in his Accrued Benefit derived from Employer contributions to the Plan.

         2.70 Years of Benefit Service shall mean a period during which a Participant participates in the Plan and is entitled to a benefit accrual in accordance with Section 4.01.

         2.71 Year of Eligibility Service shall mean a computation period during which an Employee is credited with at least 1,000 Hours of Service. The first eligibility computation period is the 12-consecutive-month period that begins on the date the Employee first performs an Hour of Service ("employment commencement date"). Succeeding 12-consecutive-month computation periods begin on each anniversary of the employment commencement date.

         2.72 Year of Vesting Service shall mean:

         a. For Plan Years that begin on and after October 1, 1976, each Plan Year during which an Employee completes at least 1,000 Hours of Service, and makes any portion of the contribution required of him under the provisions of the Plan then in effect; provided that, for the Plan Year that begins on October 1, 1994 and ends on December 31, 1994, an Employee shall receive credit for a Year of Vesting Service if the Employee completes at least 250 Hours of Services during that Plan Year.

         b. For Plan Years that begin prior to October 1, 1976, the applicable of the following:

                   i. If a Participant on September 30, 1976, the sum of (A) "creditable service" to which a Participant was entitled on September 30, 1976 under the Plan as in effect on such date, and (B) any uninterrupted service in the employ of the Employer prior to his Plan membership date which is not included in (A) above.

                  ii. If not a Participant on September 30, 1976, each period of twelve consecutive months beginning on the date he first performs an Hour of Service and each anniversary thereof, during which he completed at least 1,000 Hours of Service, bu excluding any such period during which such Employee could have been a participant had he consented to make the contributions required of him in order to become a Partic-ipant.

                                   ARTICLE III

                   ELIGIBILITY AND PARTICIPATION REQUIREMENTS
                   ------------------------------------------


         3.01     Eligibility.

         a. An Employee who is employed by the Employer on the Effective Date shall be eligible to participate in the Plan on the Effective Date, if he has satisfied the eligibility requirements in subsection (b) below or if he was a Participant in the Predecessor Plan. In determining previous participation, any provisions of the Predecessor Plan which excluded Employees from participation based on the attainment of a specified age shall not be applied after September 30, 1988 to any Employee who performs an Hour of Service on or after October 1, 1988.

         b. After the Effective Date, an Employee employed by the Employer shall be eligible to participate in the Plan as of the first day of the calendar month that coincides with or next follows the date as of which he has both attained age 21 and completed a Year of Eligibility Service provided he is employed by the Employer on that date.

         c. In applying the above service requirement, (i) an Employee's service with any Affiliated Employer shall be taken into account, and (ii) an Employee who transfers to employment with the Employer pursuant to the September 11, 1995 Purchase and Assumption Agreement between Community Bank, National Association and the Employer shall receive credit for eligibility service to the extent the Employee is credited with eligibility service under the qualified retirement plans of Community Bank, National Association as of the date the Employee transfers to employment with the Employer.

         d. Any person included in a unit of employees covered by a collective bargaining agreement (as defined in Code Section 7701(a)) between Employee representatives and the Employer or an Affiliated Employer shall not be eligible to participate in the Plan, unless such collective bargaining agreement expressly provides for the inclusion of such persons as Participants in the Plan.

         3.02 Becoming a Participant. Once an Employee satisfies the requirements in Section 3.01, he shall participate in the Plan automatically. The Plan Administrator shall, no later than 90 days after the Employee meets the eligibility requirements, advise the Employee that he has become a Participant, and provide him with information about the Plan.

         3.03  Eligibility after Reemployment.

         a. Reemployment before a Break in Service: Upon being reemployed before a One-Year Break in Service has occurred, the reemployed Employee shall be treated as follows:

                   i. A former Participant shall continue to participate in the Plan as if his employment had not terminated; provided that, for Plan Years that begin prior to January 1, 1995, the period during which the Participant was absent from employment shall not be included in the Participant's Years of Benefit Service.

                  ii. A former Employee who had not yet become a Participant shall have the period of prior employment counted toward satisfying the service requirement in Section 3.01 as if his employment had not terminated. The Employee shall begin to participate in the Plan in accordance with Sections 3.01 and 3.02, upon satisfying the eligibility requirements.

         b. Reemployment after a Break in Service: Upon being reemployed after a Break in Service, the reemployed Employee shall participate in the Plan as follows:

                   i. Participation shall be reinstated as of the date of reemployment for: (A) a former Vested Participant and (B) a former Non-Vested Participant whose consecutive One-Year Breaks in Service did not exceed the greater of five, or his number of Years of Vesting Service before the Break in Service.

                  ii. A former Non-Vested Participant with a Break in Service longe than provided in subsection (i), and a former Employee wh had not yet become a Participant when he terminated employment, shall begin to participate in the Plan as of the first day of the calendar month that coincides with or next follows the date he again satis-fies the eligibility requirements in Section 3.01.

In applying the above provisions, the computation period shall be the eligibility computation period specified in the definition of "Year of Eligibility Service" in Article II, as though the reemployment date were the employment commencement date.

Notwithstanding the above provisions, prior service will be credited for a Participant who received a distribution of his vested benefits, only if the distribution is repaid as provided in Article V.

         3.04     Eligibility Based on Service in Ineligible Classification.

         a. If an Employee who had not been in an eligible class of employees of the Employer or an Affiliated Employer becomes a member of such a class, his eligibility to participate in the Plan shall be determined in accordance with the above provisions of this Article, counting service in the ineligible classification.

         b. An individual who ceases to be a Participant because he is no longer in an eligible class of employees shall become eligible to participate in the Plan immediately upon returning to an eligible class of employees.

                                   ARTICLE IV

                                SERVICE CREDITING
                                -----------------

         4.01     Benefit Service.

         a. For service rendered prior to January 1, 1995, a Participant shall be entitled to a Year of Benefit Service for each 12-month period of service with the Employer, beginning on the later of May 9, 1945, or the date the Participant first became a Participant. To the extent not taken into account under the preceding sentence, a Participant shall also receive credit for each completed month (counted as 1/12th of a year) of service with the Employer after the applicable date described in the preceding sentence and before January 1, 1995.

         b. Effective January 1, 1995, Years of Benefit Service shall be measured by the Hours of Service performed by a Participant during a Plan Year. A Participant shall receive credit for a Year of Benefit Service for service rendered after December 31, 1994 only if the Participant performs 1,000 Hours of Service in a Plan Year. For the Plan Year during which an Employee first becomes a Participant, the Employee shall be credited with a Year of Benefit Service for that Plan Year only if the Employee performs 1,000 Hours of Service from the date participation begins through the end of the Plan Year. No partial Years of Benefit Service shall be granted.

         c. In determining Years of Benefit Service, service with any of the following listed banking institutions by a Participant who was employed by any such institution as of September 29, 1989 shall be considered service with the Employer to the extent the Employee's service was recognized for benefit accrual purposes under such former employer's qualified defined benefit pension plan as of September 29, 1989. The banking institutions referred to are: National Bank of Hancock, Hayes National Bank, Fulton County National Bank and Trust, and Bank of Lake Placid. For an Employee who was employed at the Key Bank of New York branches known as Plattsburgh, Plattsburgh North or Ellenburg Depot as of the date immediately preceding the date of the Employer's acquisition of those branches, Years of Benefit Service also shall include the Employee's service with Key Bank of New York to the extent such service was recognized for benefit accrual purposes under such former employer's qualified defined benefit plan as of the date immediately preceding the date of the Employer's acquisition of those branches.

         4.02  Vesting Service.

         a. An Employee shall be entitled to credit for a Year of Vesting Service for purposes of determining his vested interest in his Accrued Benefit derived from Employer contributions for all Years of Vesting Service unless excluded by subsection (b) or Section 4.03.

         b. For purposes of this Section, service shall not include the following:

                   i. Service before age 22, if the Employee fails to be credi-ted with an Hour of Service after September 30, 1985;

                  ii. Service with the Employer during any period for which the Employer did not maintain this Plan or a predecessor Plan; or

                  iii. Service for periods during which the Employee declined to make any portion of required Employee contributions to the Plan.

         c. An Employee who transfers to employment with the Employer pursuant to the September 11, 1995 Purchase and Assumption Agreement between Community Bank, National Association and the Employer shall receive credit for Years of Vesting Service to the extent the Employee is credited with vesting service under the qualified retirement plans of Community Bank, National Association as of the date the Employee transfers to employment with the Employer.

         4.03 Treatment of Prior Service after a Break in Service.

         a. Vested Participant: If a Vested Participant is reemployed after a One-Year Break in Service, his prior Years of Vesting Service and Years of Benefit Service shall be taken into account in determining his vested percentage in his Accrued Benefit derived from Employer contributions as of the date he is reemployed. Notwithstanding the preceding sentence, a Vested Participant who receives a full distribution of his vested Accrued Benefit following his termination of employment, shall receive credit for the prior Years of Vesting Service and Years of Benefit Service only if he repays the distribution in accordance with Section 5.03.

         b. Non-Vested Participant:

                   i. If a Non-Vested Participant is reemployed after a One-Year
                      Break in Service, his prior Years of Vesting Service and Years of Benefit Service shall not be taken into account, if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of: (i) five or (ii) the Participant's Years of Vesting Service prior to the Break in Service.

                  ii. If  the  Non-Vested  Participant  has a  shorter  Break in
                      Service than that described in subsection (i), he shall receive credit for his prior Years of Vesting Service and Years of Benefit Service in the same manner as provided for a Vested Participant in subsection (a) above.

         c. Prior Break in Service: In applying the above provisions, the aggregate number of Years of Vesting Service and Years of Benefit Service before the Break in Service shall be deemed not to include any Years of Vesting Service or Years of Benefit Service not required to be taken into account under this Section by reason of any prior Break in Service.

         4.04 Retention of Service. A Participant's benefit accrual and vested interest in benefits under the Plan up to the Effective Date shall be determined according to the Predecessor Plan as in effect immediately prior to the Effective Date. On the Effective Date and thereafter, a Participant's benefit accrual and vested interest shall not be reduced by termination of employment, Breaks in Service or for any other reason, except as provided in the Plan.

         4.05 Limitation of Service Credited. No more than one Year of Vesting Service and one Year of Benefit Service shall be credited with respect to any 12-month period. The foregoing sentence shall not prevent the crediting of a full Year of Vesting Service for the Plan Year that begins on October 1, 1994 and ends on December 31, 1994 for an Employee who completes at least 250 Hours of Service in that Plan Year.

                                    ARTICLE V

                             VESTING AND FORFEITURES
                             -----------------------

         5.01  Vesting  Schedule.  Except as provided in Section  5.02 below,  a
Participant's Accrued Benefit shall become vested in accordance with the applicable schedule below.

         a. An Employee who is credited with at least one Hour of Service after the Effective Date, but who is not credited with at least one Hour of Service after December 31, 1994, shall become vested in accordance with the following schedule:

         Years of Vesting Service                             Vested Percentages
--------------------------------------------------------------------------------
         Less than 3 years                                              0%
         3 years but less than 4 years                                 20%
         4 years but less than 5 years                                 40%
         5 years but less than 6 years                                 60%
         6 years but less than 7 years                                 80%
         7 years or more                                              100%

         b. An Employee who is credited with Hours of Service only after December 31, 1994 shall become vested in accordance with the following schedule:

         Years of Vesting Service                             Vested Percentage
         ------------------------                             -----------------
         Less than 5 years                                             0%
         5 years or more                                             100%

         c. An Employee who (i) is credited with at least one Hour of Service during the period that begins on the Effective Date and ends on December 31, 1994, and (ii) is credited with at least one Hour of Service after December 31, 1994, shall become vested in accordance with the schedule above that provides the greatest Vested Percentage for the Employee.

         5.02  Exceptions  to  Vesting  Schedule.   Notwithstanding   the  above
schedule, the following rules shall apply in determining a Participant's vested interest in his Accrued Benefit:

         a. In  case  of a change in the vesting schedule,  the rules in Section
5.04 shall be applied to Participants affected by the change.

         b. The Minimum Vesting Schedule in Article XV shall become applicable if the Plan is Top-Heavy for one or more Plan Years. (The rules in Section 5.04 apply to any change to or from the Minimum Vesting Schedule.)

         c. A Participant shall become 100 percent vested in his Accrued Benefit upon (i) the Participant's attainment of Normal Retirement Age while still actively employed by the Employer, (ii) the Participant's death at a time when he is actively employed by the Employer, or (iii) the Participant's termination of employment due to Total and Permanent Disability.

         5.03 Forfeitures. If a Participant terminates his employment with the Employer at a time when he is not 100 percent vested in his Accrued Benefit derived from Employer contributions, the nonvested portion of the benefit shall be forfeited subject to the following provisions:

         a. Time of Forfeiture: If a Participant terminates employment with the Employer and receives a distribution from the Plan, his nonvested benefits shall be forfeited when the distribution is made. If the Participant does not receive a distribution, his nonvested benefits shall be forfeited as of the end of the Plan Year in which he incurs five consecutive One-Year Breaks in Service. For purposes of this subsection, if the present value of the Participant's vested Accrued Benefit is zero, he shall be deemed to have received a distribution of the Accrued Benefit when he terminated employment.

         b. Use of Forfeiture: Any benefits forfeited pursuant to this Section shall be used to reduce future Employer contributions to the Plan. In no event shall the remaining Participants receive additional benefits as a result of the forfeitures.

         c. Restoration of Forfeited Amounts:

                   i. A Participant who forfeited benefits when he received a distribution from the Plan shall have the right to restore his Accrued Benefit to the extent forfeited, pro-vided that he resumes employment and repays to the Plan the full amount of the distribution plus interest (using the interest rates determined under Section 411(c)(2)(C) of the Code). Any repayment pursuant to this subsection must be made before the earlier of (A) five years after the first date on which the Participant is subsequently reemployed by the Employer; or (B) the close of the first period of five consecutive One-Year Breaks in Service after the distribution was made.

                  ii. If a Participant who was deemed to receive a distribution pursuant to subsection (a) above resumes employment with the Employer before incurring five consecutive One-Year Breaks in Service, the amount of the Accrued Benefit as of the date of the deemed distribution shall be restored when he again participates in the Plan (see Section 3.03)

         5.04  Amendments Affecting Vesting Schedule.

         a. In the case of an Employee who is a Participant on (i) the date an amendment changing the vesting schedule is adopted, or (ii) if later, the date the amendment is effective, the vested percentage of his Accrued Benefit (determined as of the applicable date) shall not be less than the percentage calculated under the terms of the Plan without regard to the amendment.

         b. If the vesting schedule in Section 5.01 is amended, or the Plan is amended in any way that, directly or indirectly, adversely affects the computation of a Participant's nonforfeitable percentage in his future benefit accruals (including an automatic change to or from the Minimum Vesting Schedule if the Plan becomes Top-Heavy), a Participant who is an Employee with at least three Years of Service may elect to have the nonforfeitable percentage of his Accrued Benefit determined without regard to the amendment. For Participants who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five Years of Service" for "three Years of Service." In determining a Participant's Years of Service for purposes of this subsection, the exclusions set forth in Section
4.02 shall not apply.

         c. A Participant's right to make an election under subsection (b) shall be governed by the following:

                   i. The Plan Administrator shall provide each affected Participant with written notice and an election form regarding his right to elect to remain under the former vesting schedule.

                  ii. The election period shall begin with the date the amendment is adopted (or deemed to be made) and shall end on the date which is the latest of: (A) 60 days after the date the amendment is adopted; (B) 60 days after the date the amendment becomes effective; or (C) 60 days after the date the notice described in subsection (i) above is issued by the Plan Administrator.

                 iii. A Participant who does not timely file a properly completed election form shall be subject to the amended vesting schedule.

                                   ARTICLE VI

                              BENEFITS ELIGIBILITY
                              --------------------


         6.01  Normal Retirement Benefit.

         a. A Participant shall be eligible to receive benefits upon Retirement on his Normal Retirement Date, provided he completes an application in accordance with subsection (b).

         b. To commence receipt of benefit payments, a Participant must submit a signed written application to the Plan Administrator in which he elects an Annuity Starting Date and form of distribution (in compliance with Article IX). Upon proper application, the Plan Administrator shall begin to distribute benefits as soon as administratively feasible.

         c. If a Participant continues in employment after his Normal Retirement Date for at least 40 Hours of Service monthly, the Participant shall not receive any benefit payments during the period of such employment. However, benefits shall continue to accrue, and the Participant shall be eligible to receive a late retirement benefit as provided in this Article and Article VII.

         d. In the case of a Participant described in subsection (c), the Plan Administrator shall establish procedures to give the Participant the notice required by Department of Labor Regulation 29 C.F.R. ss. 2530.203-3(b)(4) no later than the end of the first calendar month or payroll period in which the Plan does not pay benefits due to the continued employment. Benefit payments to the Participant shall commence no later than the first day of the third calendar month after the calendar month in which he ceases to be employed at the level described in subsection (c).

         e. Notwithstanding the above provisions, the payment of benefits shall begin once a Participant has reached his Required Beginning Date.

         6.02  Early Retirement Benefit.

         a. Upon written notice to the Plan Administrator, a Participant may elect to receive benefits upon Retirement on an Early Retirement Date. The payment of benefits shall be effective as of the first day of the month coinciding with or next following the elected Early Retirement Date.

         b. A Participant who terminates employment with a nonforfeitable right to an Accrued Benefit after satisfying the service requirement for an early retirement benefit, but before satisfying the age requirement, may elect to receive early retirement benefits when he later satisfies the age requirement.

         6.03 Late Retirement Benefit. A Participant who delays his Retirement until after his Normal Retirement Date shall continue to accrue benefits and shall be eligible to receive a late retirement benefit as of the earlier of (a) the first day of the month coinciding with or next following his Actual Retirement Date, or (b) his Required Beginning Date.

         6.04  Disability Retirement Benefit.

         a. A Participant who terminates employment because he is Totally and Permanently Disabled, before reaching his Normal Retirement Date, shall be eligible to receive benefits commencing on the Participant's Normal Retirement Date.

         b. A Participant must file a written application with the Plan Administrator to receive disability retirement benefits. Upon receiving an application, the Plan Administrator shall determine whether the Participant is Totally and Permanently Disabled as defined in Article II.

         6.05 Preretirement Death Benefit. Effective as of January 1, 1995, if a Participant dies before the Annuity Starting Date, death benefits shall be provided in accordance with this Section and the provisions of Article VII regarding preretirement death benefits. If a Participant dies prior to January 1, 1995 and prior to the Annuity Starting Date, only the Preretirement Survivor Annuity shall be payable and shall be payable only to the Surviving Spouse. If the Participant is unmarried at the time of death (prior to the Annuity Starting Date and prior to January 1, 1995), no preretirement death benefit shall be payable.

         a. The Participant's Accrued Benefit shall be paid as a Preretirement Survivor Annuity for the life of the Surviving Spouse, as provided in Article VII, unless:

                   i. The Participant is unmarried or another exception to spousal rights in Section 8.02 applies; or

                  ii. The Participant waives the Preretirement Survivor Annuity with spousal consent in accordance with subsection (c) below.

         b. If benefits are not being paid as a Preretirement Survivor Annuity pursuant to subsection (a), the Participant's designated Beneficiary shall receive preretirement death benefits as provided in Article VII.

         c.  Waiver  of  Preretirement   Survivor  Annuity:  A  Participant  may
effectively waive the Preretirement Survivor Annuity, and elect to have the other preretirement death benefit paid to another Beneficiary as follows:

                   i. The election ust be made in writing and delivered to the Plan Administrator during the period that begins on the first day of the Plan Year in which the Participant attains age 35, and ends on the date of the Participant's death. However, if a Participant terminates employment before the first day of the Plan Year in which he would attain age 35, the election period shall begin on the termination date.

                  ii. The Participant's Spouse must consent to the election, in a consent which satisfies the requirements in Section 8.02(e).

                 iii.  The  election  must be made after the Plan  Administrator provides  the  Participant  with  a notice  regarding the
                       Preretirement Survivor Annuity that is comparable to the notice regarding the Joint and Survivor Annuity described in Section 9.01. The Plan Administrator must provide this notice during whichever of the following periods ends last:

                       A. The  period  beginning  with the first day of the Plan
                          Year in which the Participant attains age 32 and end-ing with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                       B. A  reasonable period ending after the Employee becomes
                          a Participant; or

                       C. A  reasonable period ending  after  the  Preretirement
                          Survivor Annuity requirements first apply to a Participant.

                       Notwithstanding the foregoing, notice must be provided within a reasonable period after termination of employ-ment in the case of a Participant who terminates employ-ment with the Employer before attaining age 35.

                       For purposes of this subsection, a reasonable period after a specified event is the end of the two year period beginning one year prior to the date the event occurs and ending one year after that date. In the case of a Participant who terminated employment before the Plan Year in which he attains age 35, the notice shall be provided within the two-year period beginning one year prior to termination and ending one year after term-ination. If such a Participant thereafter returns to employment with the Employer, his notice period shall be redetermined.

                  iv. Notwithstanding the election period described in subsection (i), a Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special election, in the form and method required by subsection (i), for the period that begins on the date of such election and ends on the first day of the Plan Year in which the Participant will attain age 35. Such an election shall not be valid unless the Spouse consents and the Participant receives a written explanation of the Preretirement Survivor Annuity, as described in sub-sections (ii) and (iii). Preretirement Survivor Annuity coverage automatically will be reinstated as of the first day of the Plan Year in which the Participant will attain age 35. Any new waiver thereafter will be subject to all of the requirements of this Article.

Notwithstanding the preceding provisions, a revocation of a prior waiver of the Preretirement Survivor Annuity may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited.

         d. The Plan Administrator shall require satisfactory written proof of the Participant's death before paying benefits under this Section. The Plan Administrator shall also require whatever proof is necessary, in the particular case, to establish the right of any person to receive the benefit.

         6.06 Benefits Following Termination of Employment. If a Vested Participant terminates employment at a time when he is not eligible for benefits under any of the preceding Sections of this Article, his benefits shall be distributed in accordance with the following provisions and the provisions of
Article VII regarding deferred vested retirement benefits.

         a. Benefits Not in Excess of $3,500: If the value of Participant's vested Accrued Benefit does not exceed $3,500, the entire vested amount shall be paid to the Participant in a single lump sum. Payment shall be made as soon as administratively feasible following the termination of employment. No consent is required for this distribution.

         b. Benefits in Excess of $3,500: If the present value of a Participant's vested Accrued Benefit derived from Employer (and any Employee) contributions exceeds (or at the time of any prior distribution exceeded) $3,500, he will be entitled to a deferred vested benefit. This means that benefits will only be distributed at times when the Participant or his Beneficiary is eligible to receive benefits under the preceding Sections of this Article.

         c. Notwithstanding the foregoing of this Section 6.06, for Annuity Starting Dates that occur on or after January 1, 1998, this Section 6.06 shall be applied by deleting $3,500 and inserting $5,000 in each place that $3,500 appears.

                                   ARTICLE VII

                             COMPUTATION OF BENEFITS
                             -----------------------


         7.01     Normal Retirement Benefit.

         a. The annual normal retirement benefit of a Participant who becomes eligible for benefits under Section 6.01 shall equal the sum of the amounts described in (i), (ii) and (iii) below, with that sum then reduced by the amount described in (iv) below.

                   i. The Participant's accrued benefit under the Predecessor Plan as of September 30, 1989.

                  ii. For Years of Benefit Service earned after September 30, 1989 and before January 1, 1995, the sum of (A)
                       1.60 percent of the Participant's Final Average Compen-sation for each such Year of Benefit Service, plus (B) .60 percent of the Participant's Final Average Compen-sation that is in excess of Covered Compensation for each such Year of Benefit Service.

                 iii. For Years of Benefit Service earned after December 31, 1994, the sum f (A) 1.25 percent of the Participant's Final Average Compensation for each such Year of Benefit Service, plus (B) .60 percent of the Participant's Final Average Compensation that is in excess of Covered Compensation for each such Year of Benefit Service.

                 iv. The annual normal retirement benefit payable to the Participant from the Retirement Plan of Irving Bank Corporation and Affiliated Companies, or any successor plan, as a result of the Participant's employment with National Bank of Hancock, Hayes National Bank, Fulton Count National Bank and Trust, and/or Bank of Lake Placid through September 29, 1989.

In applying the foregoing formula, the Plan shall at all times satisfy the overall permitted disparity limit of Regulation 1.401(l)-5.

         b. For purposes of this Section, "Covered Compensation" means the amounts prescribed in tables published by the Commissioner of the Internal Revenue Service pursuant to Regulation 1.401(l)-1(c)(7)(ii).

         c. For purposes of this Section 7.01, the number of Years of Benefit Service taken into account under the Plan shall be limited to the greater of (i) 30, or (ii) the number of Years of Benefit Service completed by the Participant as of December 31, 1994 (up to a maximum of 40). For purposes of this subsection
(c), Years of Benefit Service completed by the Participant through September 30, 1989 shall be taken into account.

         d. Notwithstanding Section 7.01(a), the annual normal retirement benefit of a Participant who is actively employed and performs at least one Hour of Service after September 30, 1989 shall not be less than the excess of the amount described in (i) below, over the amount described in (ii) below.

                   i. The sum of (A) 1.60 percent of the Participant's Final Average Compensation determined as of December 31, 1994 for each Year of Benefit Service earned through December 31, 1994 (up to a maximum of 40 years), plus (B) .65 per-cent of the Participant's Final Average Compensation determined as of December 31, 1994 that is in excess of 1994 Covered Compensation for each Year of Benefit Service earned through December 31, 1994 (up to a maximum of 35 years).

                  ii.  The  annual  normal  retirement  benefit  payable  to the
                       Participant fro the Retirement Plan of Irving Bank Corporation and Affiliated Companies, or any successor plan, as a result of the Participant's employment with National Bank of Hancock, Hayes National Bank, Fulton County National Bank and Trust, and/or Bank of Lake Placid through September 29, 1989.

         7.02 Early Retirement Benefit. The early retirement benefit of a Participant who becomes eligible for benefits under Article VI shall be calculated as provided in Section 7.01, based on the Participant's service up to his Early Retirement Date, and then reduced by one-quarter of one percent (.25%) per month for each month by which the Participant's Early Retirement Date precedes the Participant's Normal Retirement Date.

         7.03  Late Retirement Benefit.

         a. The late retirement benefit of a Participant who becomes eligible for benefits under Article VI shall be determined as provided in Section 7.01, based on the Participant's Compensation and service up to his Actual Retirement Date.

         b. The benefit provided under subsection (a) for a Participant who earns Years of Benefit Service after the Participant's Normal Retirement Date shall be redetermined annually in accordance with Section 7.07.

         c. Notwithstanding the preceding provisions, the accrual of a Participant's benefit for a Plan Year shall be reduced (but not below zero) by the Actuarial Equivalent of any distributions made from the Plan to the Participant by the close of the Plan Year pursuant to Article IX of the Plan. The reduction shall be determined in accordance with Section 7.07.

         7.04 Disability Retirement Benefit. The disability retirement benefit of a Participant who becomes eligible for benefits under Article VI shall be determined as provided in Section 7.01, based on (a) the Participant's Final Average Compensation and Covered Compensation as of the Disability Retirement Date, and (b) the benefit formula in effect under the Plan on the date the Participant ceased active employment. For purposes of determining an eligible Participant's benefit under this Section 7.04, the Participant will be given credit for a Year of Benefit Service for each year between the Participant's Disability Retirement Date and Normal Retirement Date that the Participant remains Totally and Permanently Disabled.

         7.05  Preretirement Death Benefit.

         a. Effective as of January 1, 1995, the survivor annuity described in subsection (b) or (c), as applicable, shall be payable to the Beneficiary, if the Participant dies before the Annuity Starting Date. If a Participant dies prior to January 1, 1995 and prior to the Annuity Starting Date, only the Preretirement Survivor Annuity shall be payable and shall be payable only to the Surviving Spouse. If a Participant is unmarried at the time of death (prior to the Annuity Starting Date and prior to January 1, 1995), no preretirement death benefit shall be payable.

         b. If the Participant dies after his Earliest Retirement Age, the Beneficiary shall receive the same benefit that would be payable if the Participant had retired with a Joint and Survivor Annuity on the day before his death.

         c. If the Participant dies on or before his Earliest Retirement Age, the Beneficiary shall receive the same benefit that would be payable if the Participant had:

                   i. Separated from service on the date of death (or actual date of separation from service, if earlier);

                  ii. Survived to the Earliest Retirement Age, and retired on that date with an immediate Joint and Survivor Annuity; and

                 iii.  Died on the day after the Earliest Retirement Age.

         d. Payment of the preretirement  death benefit described in subsections
(b) and (c) shall commence as soon as administratively feasible (but not later than one year) after the date of the Participant's death; provided that, if the Beneficiary is the Surviving Spouse, the Surviving Spouse may elect to defer the commencement of payments to the first day of any month before December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the payment of benefits commences as of a date other than the Participant's Earliest Retirement Age, the benefits paid shall be the Actuarial Equivalent of the benefits that would have been paid at the Participant's Earliest Retirement Age.

         e. Notwithstanding the preceding provisions, if the present value of the preretirement death benefit described in subsections (b) and (c) does not exceed $3,500 ($5,000, for distributions that commence on or after January 1, 1998), the full vested amount shall be paid to the designated Beneficiary in a single lump sum. The payment shall be made as soon as administratively feasible following the date on which the Plan Administrator is provided with proof of the Participant's death.

         7.06  Deferred Vested Retirement Benefit.

         a. The deferred vested retirement benefit of a Participant who becomes eligible for benefits under Article VI shall be the Participant's Accrued Benefit up to his termination of employment, multiplied by the applicable vesting percentage set forth in Article V.

         b. The benefit provided by subsection (a) shall be payable at the Participant's Normal Retirement Date or, if the Participant so elects, at an Early Retirement Date if the Participant meets the pertinent requirements set forth in Article VI.

         7.07 Reemployment After Benefit Commencement. A Participant in receipt of benefit payments under the Plan who returns to active service with the Employer as an Employee, or, in the case of an active Participant employed after his Required Beginning Date, who continues in active service as an Employee, shall have his allowance recalculated as of the end of each Plan Year as follows:

                  a. First, the Participant's benefit as of the end of the Plan Year will be calculated without regard to the fact that the Participant is receiving benefits.

                  b. The Participant's benefit in effect as of the Participant's original Annuity Starting Date will then be subtracted from the benefit determined pursuant to (a) above to determine the extent of any additional accrual.

                  c. Any additional accrual determined pursuant to (b) above shall then be reduced (but not below zero) by the Actuarial Equivalent value of Plan benefit payments received by the Participant through the end of the Plan Year.

                  d. Any additional accrual determined pursuant to (c) above shall be converted to the form of payment selected by the Participant as of the Participant's original Annuity Starting Date, using the ages of the Participant and the Participant's Beneficiary (if applicable) at the time of recalculation and conversion.

                  e.  Payment  of  the  recalculated   benefit,   including  any
increase, shall be effective as of the first day of the ensuing Plan Year.

         7.08 July 1, 1995 Cost-of-Living Increase. Effective as of July 1, 1995, the benefit otherwise determined pursuant to Section 7.01 for each Participant (a) whose employment with the Employer terminated for any reason prior to January 1, 1990, (b) who, at the time employment terminated, had already fulfilled all requirements for a normal, early, or disability retirement benefit, and (c) who is receiving (or upon filing appropriate election forms would be eligible to receive) monthly benefit payments from the Plan as of July 1, 1995, shall be increased by five percent. The foregoing increase shall be applied prior to any adjustment for the date distributions commence and/or for optional forms of payment.

                                  ARTICLE VIII

                                  BENEFICIARIES
                                  -------------


         8.01     Designation of a Beneficiary.

         a. Each Participant may designate one or more Beneficiaries (and contingent Beneficiaries) by delivering a written designation to the Plan Administrator on a form provided by the Plan Administrator, in compliance with the provisions of Section 8.02.

         b. A Participant may also make a new designation at any time (in accordance with Section 8.02). Such a designation is effective only upon receipt by the Plan Administrator, at which time it supersedes all prior designations.

         c. Upon the death of a Participant, his Beneficiaries shall be entitled to the benefits described in Articles VII and IX.

         d. A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the Participant.

         e. Upon the legal dissolution of the marriage of a Participant, any designation of the Participant's former Spouse as a Beneficiary shall remain valid, unless otherwise provided in a Qualified Domestic Relations Order, or unless the Participant delivers a new designation to the Plan Administrator or is remarried.

         8.02 Spouses's Rights. The Spouse of a married Participant shall be the Participant's Beneficiary, whether or not designated as such, unless one of the following requirements in subsections (a) through (d) below is satisfied.

         a. Spouse's Consent to the Beneficiary: The Participant designates a different Beneficiary and the Spouse waives the right to be the Beneficiary in a consent which meets the requirements of subsection (e). In this regard:

                  i. The Participant must designate a specific Beneficiary that cannot be changed without a new spousal consent, unless the Spouse executes a general consent, as provided in sub-section (e)(ii) below.

                 ii. Notwithstanding subsection (i) above, the Participant may at any time revoke the designation of a non-spouse Bene-ficiary and restore the Spouse as the Beneficiary, without spousal consent.

         b. Separation: The Participant designates a different Beneficiary and is legally separated from his Spouse or has been abandoned, within the meaning of local law, and provides the Plan Administrator with a court order regarding the applicable circumstance. (However, such a Spouse must be considered the Spouse to the extent provided in a Qualified Domestic Relations Order.)

         c. Missing Spouse: The Participant designates a different Beneficiary and establishes to the satisfaction of the Plan Administrator that the Spouse cannot be located. The Plan Administrator shall adopt procedures to implement this provision, which shall be applied uniformly to all Participants.

         d. Unmarried Participant: The Participant is unmarried. This "deemed" waiver of spousal rights for an unmarried Participant is null and void if the Participant later marries.

         e. Consent Requirement: The Spouse's consent to waive survivor benefits in favor of another Beneficiary is valid only if the following requirements are satisfied:

                   i. The Spouse's consent must be in writing and signed, must acknowledge the effect of the election, and must be witnessed by a notary public.

                  ii. The Spouse's consent must either acknowledge the specific non-spouse Beneficiary or must expressly permit the Participant to alter the Beneficiary designation without further spousal consent. For Plan Years beginning after October 22, 1986, a consent that permits further designations must also acknowledge (A) that the Spouse has the right to limit consent to a specific Beneficiary and (B) that the Spouse is voluntarily elinquishing this right.

                 iii. The consent required by this subsection may be given by the legal guardian of a legally incompetent Spouse. This applies even if the Participant is the legal guardian.

                  iv. A consent is only valid for the Spouse who gives the consent (or for whom the consent is given by a legal guardian).

A valid consent, once given, can be revoked; provided the revocation occurs before the Annuity Starting Date.

         8.03 Absence of a Designated Beneficiary. If no effective Beneficiary designation exists at the Participant's death, the Participant shall be deemed to have designated the following Beneficiaries in the following order of priority: (a) the Spouse; (b) children, including adopted children and step-children, in equal shares; (c) parents, in equal shares, and (d) the Participant's estate. This order of priority shall apply to individuals living at the time of the Participant's death.

         8.04     Beneficiaries' Rights.   Whenever  the rights of a Participant
are stated or limited in the Plan, his Beneficiaries shall also be bound by the Plan provisions.

                                   ARTICLE IX

                            DISTRIBUTION REQUIREMENTS


         9.01  Form of Distribution.

         a. Normal Forms: The normal form of benefit for a Participant who is married on his Annuity Starting Date is a 50 percent Joint and Survivor Annuity with the Spouse as Beneficiary, which is the Actuarial Equivalent of the benefit that would be payable to the Participant if the Participant was not married on his Annuity Starting Date. The normal form of benefit for a Participant who is not married on his Annuity Starting Date is a straight life annuity, payable in monthly installments, for the life of the Participant; provided, however, that if the Participant shall die before having received 60 monthly payments, such monthly payments shall be continued to his Beneficiary until the total number of monthly payments to such Participant and Beneficiary equals 60. If the Participant and Beneficiary die before having received a total of 60 monthly payments, the Actuarial Equivalent value of the balance of such monthly payments shall be paid in a single sum to the estate of the survivor of the Participant and Beneficiary.

         b. Optional Forms of Payment: Unless the mandatory cash-out provisions of Section 6.06(a) apply, a Participant may elect to receive his Plan benefit in one of the optional forms of payment described below, provided the Participant and form of payment satisfy the other requirements of this Article IX.

                   i. A reduced retirement benefit payable during the Participant's lifetime, with the provision that after his death the same benefit shall be paid during the life of such contingent annuitant Beneficiary) as the Participant shall have nominated by written designation duly acknow-ledged and filed with the Plan Administrator prior to the time payment is to commence.

                  ii. A reduced retirement benefit payable during the Partic-ipant's lifetime, with the provision that after his death the same benefit shall be paid during the life of such contingent annuitant (Beneficiary) as the Participant shall have nominated by written designation duly acknow-ledged and filed with the Plan Administrator prior to the time payment is to commence. If both the Participant and the contingent annuitant die before 60 monthly payments have been made since the benefit commencement date, the Actuarial Equivalent value of the balance of such 60 monthly payments shall be paid in a single sum to the estate of the survivor of the Participant and contingent annuitant. Participants who elect to commence receipt of benefit payments on or after January 1, 1995 may elect this optional form of payment with 120 monthly payments guaranteed.

                 iii. A reduced retirement benefit payable during the Participant's life with the provision that after such period a benefit of one-half of the benefit payable dur-ing the Participant's life shall be continued during the life of such contingent annuitant (Beneficiary) as the Participant shall have nominated by written designation duly acknowledged and filed with the Plan Administrator prior to the time payment is to commence. If both the Participant and the contingent annuitant die before 60 monthly payments have been made since the benefit com-mencement date, the Actuarial Equivalent value of the balance of such 60 monthly payments shall be paid in a single sum to the estate of the survivor of the Partici-pant and contingent annuitant. Participants who elect to commence receipt of benefit payments on or after January 1, 1995 may elect this optional form of payment with 120 monthly payments guaranteed.

                  iv. Effective for benefit payments that commence on or after January 1, 1995, a reduced retirement benefit payable during the Participant's life, with no benefit payable after his death; provided, however, that if the Partici-pant shall die before having received 120 monthly pay-ments, such monthly payments shall continue to be paid to his Beneficiary until the total number of payments to the Participant and the Beneficiary equals 120. If the Parti-cipant and Beneficiary both die before having received a tota of 120 monthly payments, the Actuarial Equivalent value of the balance of unpaid monthly payments shall be paid in a single sum to the estate of the survivor of the Participant and Beneficiary.

                   v.  An  increased  retirement   benefit  payable  during  the
                       Participant's life, with no other benefit payable after his death.

         c.  Election and Consent Requirements

             A Participant may effectively waive his normal form of benefit and elect any of the other forms provided in subsection (b) only as follows:

                   i. The election must be made in writing and delivered to the Plan Administrator during the 90-day period ending on the Annuity Starting Date. Fo Plan Years beginning after December 31, 1986, the election must specify the optional form of benefit elected.

                  ii. The election must be made after the Plan Administrator provides the Participant with the notice described in subsection (d) below.

                 iii. Unless an exception stated in Section 8.02 applies, the Spouse of a married Participant must consent to any election, except a different-percentage Joint and Survivor Annuity with the Spouse as the Beneficiary. The Spouse's consent must satisfy the requirements in
                       Section 8.02(e), and, for Plan Years beginning after December 31, 1986 must also agree to the specific optional form of benefits that the Participant elects. Notwithstanding the preceding provisions, the Participant may at any time prior to the commencement of benefits revoke an election and restore the 50 percent Joint and Survivor Annuity for the Spouse. The number of revoca-tions shall not be limited; provided, however, that the form of payment in effect on the Annuity Starting Date may not be changed after the Annuity Starting Date.

         d. Notice: No less than 30 and no more than 90 days prior to the Annuity Starting Date, the Plan Administrator shall furnish each Participant with a written notice that explains:

                   i. The terms and conditions of the 50 percent Joint and Survivor Annuity;

                  ii. The Participant's right to make, and the effect of, an election to waive the 50 percent Joint and Survivor Annuity;

                 iii.  The rights of the Participant's Spouse;

                  iv. The right to revoke a previous election and the effect of the revocation; and

                   v. The relative values of the other forms of payment des-cribed in subsection (b).

The Annuity Starting Date for a distribution in a form other than a Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above provided: (A) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Joint and Survivor Annuity; (B) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant; and (C) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

         e. Amount: The amount payable under any optional form of benefit shall be the Actuarial Equivalent of the benefit payable as a straight life annuity.

         f. Annuity Contracts: Benefits to be paid in the form of any type of annuity may be provided through a nontransferable annuity contract issued by a reputable insurance company and purchased by the Trustee, or by direct payment from the Trust, as determined by the Plan Administrator. The terms of any annuity contract purchased and distributed by the Trustee to a Participant or Beneficiary shall comply with the required distribution rules under this Article, and Code Section 401(a)(9) and implementing Regulations.

         9.02  Compliance with Code Section 401(a)(9).

         a. Incorporation by Reference: Distributions shall be made in compliance with Code Section 401(a)(9) and implementing Regulations, including the minimum distribution incidental benefit requirement of proposed Regulation 1.401(a)(9)-2. These Code and regulatory provisions are hereby incorporated by reference, and shall take precedence over any inconsistent provisions of the plan. (However, the Section 401(a)(9) rules will not extend the period for making a distribution, if other provisions of the Plan require an earlier distribution.) These rules are summarized in this Section and Sections 9.03 through 9.05 below.

         b.  Life   Expectancies:   In  applying  Code  Section   401(a)(9)  and
implementing Regulations:

                   i.  Life  expectancies  of  Participants  and   Beneficiaries
                       shall be calculated using the expected return multiplies in Tables V and VI of Regulation 1.72-9.

                  ii. The life expectancies of a Participant and his Spouse shall not be redetermined pursuant to Code Section 401(a)
                       (9)(D).

         9.03 Required Distribution to Participant. As stated in Article VI, a Participant generally may elect to defer the receipt of benefits following
Retirement. Notwithstanding this general rule, the entire interest of a Participant must be distributed, or begin to be distributed, no later than the Participant's Required Beginning Date, as defined below.

         a. Age 70-1/2 before January 1, 1988: For a Participant who attains age 70-1/2 before January 1, 1988, the Required Beginning Date shall be determined as follows:

                   i. For a Participant who is not a Five Percent Owner, the Required Beginning Date is April 1 of the calendar year following the calendar year in which the later of Retire-ment or attainment of age 70-1/2 occurs.

                  ii. For a Participant who is a Five Percent Owner during any year beginning after December 31, 1979, the Required Beginning Date is April 1 following the later of: (A) the calenda yea r in which the Participant attains age 70-1/2, or (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant retires.

         b. Age 70-1/2 on or after  January 1, 1988 and before  January 1, 1996:
For a Participant who attains age 70-1/2 on or after January 1, 1988 and before January 1, 1996, the Required Beginning Date is April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, with the following exception. For a Participant who attains age 70-1/2 during 1988 and has not retired as of January 1, 1989, the Required Beginning Date is April 1, 1990.

         c. Age 70-1/2 after December 31, 1995: For a Participant who attains age 70-1/2 after December 31, 1995, the Required Beginning Date shall be determined as follows:

                   i. For a Participant who is a Five Percent Owner, the Required Beginning Date is April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2.

                  ii. For a Participant who is not a Five Percent Owner, the Required Beginning Date is April 1 following the calen-dar year in which the later of Retirement or attainment of age 70-1/2 occurs; provided, however, that any such Participant who attains age 70-1/2 after December 31, 1995 may elect by April 1 following the calendar year during which the Participant attains age 70-1/2 (or by December 31, 1997 in the case of a Participant who attains age 70-1/2 in 1996) to commence receipt of the Participant's Plan benefit as of April 1 following the calendar year during which the Participant attains age 70-1/2.

For purposes of this Section, a Participant shall be treated as a Five Percent Owner if he is a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any subsequent Plan Year. Once distributions have begun to a Five Percent Owner, they must continue even if the Participant ceases to be a Five Percent Owner in a subsequent year.

         d. Except with respect to a Five Percent Owner, a Participant's accrued benefit is actuarially increased to take into account the period after age 70-1/2 in which the employee does not receive any benefits under the Plan because the Participant remains in active employment. The actuarial increase begins on April 1 following the calendar year in which the Participant attains age 70-1/2 (January 1, 1997 in the case of a Participant who attained age 70-1/2 prior to 1996), and ends on the date on which benefits commence after retirement in an amount sufficient to satisfy Code Section 401(a)(9). The benefit payable as of such benefit commencement date shall equal the sum of (i) the Actuarial Equivalent of the Participant's benefit that would have been payable as of the date actuarial increases must commence, plus (ii) the Actuarial Equivalent of any additional benefits accrued after the date actuarial increases must commence.

The sum described above shall be reduced by the Actuarial Equivalent of any distributions made with respect to the Participant's benefit after the date actuarial increases must commence; provided, however, that, in no event will the Participant's benefit at benefit commencement be less than the Participant's benefit determined as of the date actuarial increases must commence.

The actuarial increase described in this Section is generally the same as, and not in addition to, the actuarial increase required for that same period under Code Section 411 to reflect the delay in payments after normal retirement, except that the actuarial increase required under Code Section 401(a)(9)(C) must be provided even during the period during which a Participant is in ERISA
Section 203(a)(3)(B) service.

For purposes of Code Section 411(b)(1)(H), the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of normal retirement age. Accordingly, to the extent permitted under Code Section 411(b)(1)(H), the actuarial increase required under Code Section 401(a)(9)(C)(iii) may reduce the benefit accrual otherwise required under Code Section 411(b)(1)(H)(i), except that the rules on the suspension of benefits are not applicable.

         9.04  Limits on Distribution Periods.

         a. As of the first "distribution calendar year," distributions, if not made in a single sum, may be made only over one of the following periods (or a combination thereof):

                   i.  The life of the Participant;

                  ii.  The life of the Participant and a Beneficiary;

                 iii. A period certain not extending beyond the life expectancy of the Participant; or

                  iv. A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

         b. For distributions beginning before the Participant's death, the first "distribution calendar year" is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.

         c. For distributions beginning after the Participant's death, the first "distribution calendar year" is the calendar year in which distributions are required to begin pursuant to Section 9.05(b).

         9.05 Required Distribution to Beneficiary. As provided in Article VII, the designated Beneficiary generally may elect to defer the receipt of benefits payable following the death of a Participant. However, this right is subject to the following restrictions:

         a. Distribution Beginning before Death: If the Participant dies after he begins to receive benefits, any benefits that remain undistributed at his death shall be distributed at least as rapidly as the method of distribution being used at the time of his death.

         b. Distribution Beginning after Death: If the Participant dies before he begins to receive benefits, payment of the survivor benefit shall commence no later than one year after the date of the Participant's death. As an exception to this rule, if the designated Beneficiary is the Surviving Spouse, the later of the calendar year in which the Participant dies, or the Surviving Spouse may elect to have payments commence on or before December 31 of the later of the calendar year in which the Participant died, or the calendar year in which the Participant would have attained age 70-1/2.

         9.06  Location of Participant or Beneficiary Unknown.

         a. When a distribution is payable to a Participant or Beneficiary, the Plan Administrator shall make all reasonable efforts to locate that person. These efforts shall include (i) sending a registered letter, return receipt requested, to the person's last known mailing address, and (ii) sending a written request to any person shown in the Employer's records as a relative or other person to contact, asking for information regarding the whereabouts of the Participant or Beneficiary.

         b. If the Plan Administrator is unable to locate the person within six months from the date a certified letter was mailed to him, the Plan Administrator shall direct the Trustee to maintain the Participant as an inactive Participant. The Plan Administrator shall continue to maintain the Participant in inactive status until (i) the person entitled to the benefit makes an application for it, or (ii) the benefit reverts by escheat to the State, whichever occurs first.

         9.07 Facility of Payment. If the Plan Administrator finds that any person to whom a benefit is payable from the Fund is unable to care for his affairs because of illness or accident, any payment due may be paid to the Spouse, a child, a parent, or a brother or sister, or to any person deemed by the Plan Administrator to have incurred expense for the person, unless a prior claim for the benefit has been made by a duly appointed guardian, committee or other legal representative. Any such payments will be a complete discharge of any liability under the Plan.

         9.08  Eligible Rollover Distributions.

         a. Application of Section. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         b. Definitions.

                   i. Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annual-
                       ly) made for the life (or life expectancy) of the distri-butee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Bene-ficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  ii Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distri-bution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retire-ment plan is an individual retirement account or indiv-idual retirement annuity.

                 iii.  Distributee: A distributee includes an Employee or former
                       Employee.    In addition,  the  Employee's  or former
                       Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.
                                      -46-

                  iv. Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                    ARTICLE X

                                    FINANCING
                                    ---------

         10.01 Fund. The funding of the Plan and payment of benefits shall be provided for through the medium of the Fund held by the Trustee under the provisions of the Trust Agreement, which is deemed to form a part of the Plan. All rights or benefits which may accrue to any person under the Plan shall be subject to the Trust Agreement. The names of the current Trustees are available from the Secretary of the Employer. The contributions of the Employer, together with any income, gains, or profits, less distributions and losses, shall constitute the Fund. The Employer shall determine the form and terms of any such Trust Agreement, and may modify the Trust Agreement from time to time to accomplish the purposes of the Plan, and may remove any Trustee.

         10.02 Contributions to the Plan. The Employer intends to make, from time to time, such contributions to the Fund as determined by the Plan Administrator. Expenses of the Plan, unless paid by the Employer, shall be paid out of the assets of the Fund. There are no Employee contributions to the Plan.

         10.03 Funding Policy. The Plan Administrator shall establish a written funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Plan Administrator shall review such funding policy and method at least annually. In its actions, the Plan
Administrator shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions under this Section, including the supporting reasons, shall be recorded in writing by the Plan Administrator and communicated to the Trustee and Board of Directors.

         10.04 Return of Employer Contributions. Contributions shall be returned to the Employer by the Trustee, if the Plan Administrator certifies in writing to the Trustee that one or more of the following circumstances exists:

         a. If the Employer made a contribution by mistake of fact, the contribution shall be returned to the Employer within one year after its payment to the Trustee.

         b. If the Employer made the contribution conditioned on the qualification of the Plan under the Code, and if the Plan receives an adverse determination with respect to its initial qualification, the contribution shall be returned to the Employer within one year after such final determination as described in Section 16.05(a), but only if the application for the determination is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

         c. To the extent that a deduction for a contribution under Section 404 of the Code is disallowed, the contribution shall be returned to the Employer within one year after the disallowance (or within one year after the date a court decision upholding the disallowance becomes final).

With respect to the return of contributions occasioned by the circumstances listed in subsections (a) and/or (c) above, the amount which shall be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable to the contribution must reduce the amount to be returned.

                                   ARTICLE XI

                                 ADMINISTRATION
                                 --------------

         11.01  Plan Administrator.

         a. The Plan Administrator shall be the named fiduciary for the Plan and shall be responsible for the management, operation and administration of the Plan.

         b. The Board of Directors shall have the authority to appoint an individual or other entity, or a committee consisting of three members to be the Plan Administrator, and to fill any vacancies which occur, in its sole discretion. Any appointee is subject to removal by the Board of Directors at any time, and may resign at his own volition upon 10 days prior written notice to the Board of Directors. If at any time there is no appointed Plan Administrator because vacancies have not been filled, the Board of Directors shall be deemed the Plan Administrator. Names of all current appointees shall be available from the Secretary of the Employer.

         c. If the Plan Administrator is a committee, any act that this Plan authorizes or requires the Plan Administrator to do may be done at a meeting of the committee by a majority of the members then voting.

         d. The Board of Directors will appoint a chairman and a secretary and such other agents and representatives of the pension committee as it may deem advisable (see Section 11.05). In its relationship with the Trustee and any insurance company or companies on any matter or thing included in this Plan, one member of the committee may be authorized by it to sign or execute any document on its behalf. The Chairman of the Board of Directors will certify to the Trustee and to such insurance company or companies the name and signature of the member of the committee who is so authorized.

         e. The Plan Administrator will serve without compensation for services as such, but all the Plan Administrator's expenses shall be paid by the Employer (see Section 11.11).

         f. The Board of Directors, in its sole discretion, may also designate the Trustee as the Plan Administrator. Any such designation shall be valid only if the Trustee acknowledges responsibility for the management, operation and administration of the Plan in writing. Thereafter, all references in the Plan and Trust to the Plan Administrator shall mean the Trustee unless and until the Board of Directors appoints a different Plan Administrator in accordance with this Section.

         11.02  Fiduciary and Administrative Duties

         a. The Plan Administrator shall have the following powers, duties, and responsibilities, which it may retain or delegate among the below-mentioned bodies:

         i. Powers, duties, and responsibilities of administration which shall be delegable to an administrator;

        ii. Powers, duties, and responsibilities of custody and disbursement of the assets of the Fund, which shall be delegable to the Trustee, the administrator, or an insurance company, and

       iii. Powers, duties, and responsibilities of investment which shall be delegable to the Trustee, an investment advisor, or an insurance company.

The Plan Administrator may appoint an administrator, an investment advisor, or an insurance company, and review or redelegate the exercise of these powers, duties and responsibilities at any time.

         b. As provided in Section 10.03, the Plan Administrator will prescribe a funding policy for the Plan.

         11.03  General Powers and Discretion of Plan Administrator.

         a. The Plan Administrator shall have all powers necessary to administer the Plan in accordance with its terms, including the power to construe the Plan and determine all questions that arise under it.

         b. Notwithstanding any other provision in the Plan, and to the full extent permitted by law, the Plan Administrator shall have exclusive authority and discretion to interpret, construe and apply all of the terms of the Plan, including any uncertain or disputed term or provision in the Plan. The Plan Administrator's authority and discretion shall include, but not limited to, the following:

                   i. Determining and deciding all questions of law and/or fact that arise under the Plan;

                  ii. Determining whether any individual is eligible for any benefits under this Plan; and

                 iii. Determining the amount of benefits, if any, an individual is entitled to under this Plan.

         c. The Plan Administrator's exercise of discretionary authority to interpret, construe and apply the terms of the Plan, and all its determinations, interpretations and applications shall:

                   i. Be binding upon any individual claiming benefits under this Plan, including, but not limited to, the Partici-pant, the Participant's estate, any Beneficiary of the Participant, and any Alternate Payees;

                  ii. Be given deference in all courts of law, to the greatest extent allowed by applicable law; and

                 iii. Not be overturned or set aside by any court of law unless found to be arbitrary and capricious, or made in bad faith.

         d. If the discretionary authority in subsection (c) is exercised with respect to an individual who is a member of the pension committee, the authority shall be exercised solely and exclusively by the other members. If the individual is the only Plan Administrator at the time, the discretionary authority shall be exercised by the Board of Directors, not including the affected individual if he is also a member of the Board of Directors.

         e. Any discretionary actions of the Plan Administrator or Board of Directors shall be taken in a manner that does not discriminate in favor of Highly Compensated Employees.

         11.04  Administration of the Fund.

         a. The Trustee shall be responsible for the management and investment of the Fund in accordance with the provisions of the Trust agreement.

         b. Directives of the Plan Administrator to the Trustee shall be delivered in writing, and properly signed.

         11.05  Delegation of Powers.

         a. When the Plan Administrator appoints assistants or representatives, it may delegate to them any powers and duties, both ministerial and discretionary, as it deems expedient or appropriate (except as provided in Section 11.06).

         b. Any appointment under this Section or Section 11.06 shall be made pursuant to a signed, written instrument.

         11.06  Appointment of Professional Assistants and Investment Managers.

         a. The Plan Administrator may engage accountants, attorneys, physicians and such other professional personnel as it deems necessary or advisable. The Plan Administrator may also appoint one or more investment managers to manage all or any of the assets of the Trust, including the power to acquire or dispose of assets. However, the appointment of an investment manager must be approved by the Board of Directors, and the investment manager must acknowledge in writing that it is a fiduciary with respect to the Plan. An investment manager can only be a party that is either (i) registered as an investment adviser under the Investment Advisers Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to manage, acquire and dispose of Plan assets under the laws of more than one State.

         b. The functions of persons engaged under this Section shall be limited to the specific services and duties for which they are engaged. Such persons shall have no other duties, obligations or responsibilities under the Plan or Trust, and shall exercise no discretion regarding the management of the Plan. Unless engaged specifically as an investment manager, such a person shall exercise no authority or control respecting management or disposition of the assets of the Trust.

         c.  The  fees  and  costs  of  services   under  this  Section  are  an
administrative expense of the Plan to be paid out of the Fund, except to the extent paid by the Employer.

         11.07 Records. All acts and determinations with respect to the Plan shall be duly recorded. All such records and other documents that may be necessary for the administration of the Plan shall be preserved in the custody of the Plan Administrator (or its appointed assistants or representatives).

         11.08 Notice of Rollover Treatment. When making a qualifying rollover distribution within the meaning of Code Section 402(a), the Plan Administrator shall provide to the recipient a written explanation of:

                   i. The circumstances under which such distribution will not be subject to tax if transferred to an eligible retire-ment plan (as defined in Code Section 402(a)) within 60 days after the date on which the recipient receives the distribution; and

                  ii.  If  applicable, the income  averaging  provisions of Code
                       Section 402(e).

         11.09 Responsibility of Fiduciaries. The Plan Administrator and any assistant or representative, other than any Investment Manager, shall be free from all liability for acts and conduct in the administration of the Plan and Trust, except for acts of willful misconduct.

However, the preceding sentence shall not relieve any fiduciary from any respon-sibility, obligation or duty that the fiduciary may have pursuant to ERISA.

         11.10 Indemnity by Employer. To the extent not insured against by an applicable insurance policy, and to the extent permitted by law, the Employer shall indemnify and hold harmless the Plan Administrator and its assistants and representatives from any and all claims, demands, suits or proceedings in connection with the Plan or Trust that may be brought against them, provided the individual or entity being indemnified is/was an employee, or committee of employees, of the Employer.

         11.11 Payment of Fees and Expenses. To the extent consistent with ERISA, the Plan Administrator and assistants and representatives, shall be entitled to payment from the Fund for all reasonable costs, charges and expenses incurred in the administration of the Plan and Trust. This includes, but is not limited to, reasonable fees for accounting, legal and other services, to the extent incurred in the performance of duties under the Plan and Trust, except to the extent that the fees and costs are paid by the Employer. Notwithstanding any other provision of the Plan or Trust, no person who is a "disqualified person," within the meaning of Code Section 4975(e)(2) and who receives full-time pay from the Employer shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

         11.12 ERISA Reporting and Disclosure. The Plan Administrator shall be responsible for the performance of all reporting and disclosure obligations under ERISA.

         11.13 Service  of Legal Process.   The  Plan Administrator shall be the
designated agent of the Plan for service of legal process.

         11.14 Claim for Benefits. Any claim for benefits by a Participant or Beneficiary shall be made in writing to the Plan Administrator.

         11.15 Denial of Claim.

         a. If the Plan Administrator denies a claim in whole or in part, it shall send the Participant or Beneficiary ("claimant") a written notice of the denial.

         b. The Plan Administrator shall send the denial notice within 90 days after the date it receives a claim, unless it needs additional time to make its decision. In that case, the Plan Administrator may authorize an extension of up to an additional 90 days, if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

         c. The denial notice shall be written in a manner calculated to be understood by the claimant and shall contain:

                  i. The specific reason or reasons for the denial of the claim;

                 ii. Specific reference to pertinent Plan provisions on which the denial is based;

                iii. A description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary; and

                 iv. An explanation of the review procedures provided by sections 11.16 and 11.17.

         11.16 Request for Review of Denial.

         a. Within 60 days after the claimant receives a denial notice, he may file a request for review with the Plan Administrator. Any such request must be made in writing.

         b. A claimant who timely requests review shall have the right to review pertinent documents, to submit additional information and written comments, and to be represented.

         11.17 Review Decision.

         a. The Plan Administrator shall send the claimant a written decision on any request for review that it receives.

         b. The Plan Administrator shall send the review decision within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Plan Administrator may authorize an extension of up to an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

         c. The review decision shall be written in a manner calculated to be understood by the claimant and shall contain:

                   i.  The  specific  reason  or  reasons  for the decision; and

                  ii. Specific reference to the pertinent Plan provisions on which the decision is based.

         d. If the Plan Administrator does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

         e. The review decision (including a deemed decision) shall be the final decision of the Plan.

                                   ARTICLE XII

                             LIMITATIONS ON BENEFITS
                             -----------------------


         12.01  General Rules.

         a. Incorporation of Code Section 415: In addition to the specific provisions of this Article, the terms of Code Section 415 and implementing Regulations are hereby incorporated by reference and shall govern the determination of the Maximum Retirement Benefits of all Participants.

         b. Aggregation of Employers and Plans: As further set forth in this Article and Code Section 415, the Maximum Retirement Benefit is an aggregate limitation that applies to this Plan and any other plans, described below, that are maintained by the Employer or an Affiliated Employer. Therefore, for purposes of this Article, all qualified defined benefit plans, whether terminated or not, ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans, whether terminated or not, ever maintained by the Employer shall be treated as one defined contribution plan. Any required employee contributions to a defined benefit plan shall be treated as annual additions to a defined contribution plan. However, the annual additions for Limitation Years beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

         12.02 Code Section 415 Limitations. For Limitation Years beginning after December 31, 1986, the Annual Benefit payable to a Participant shall not exceed the Maximum Retirement Benefit for any Limitation Year. If the benefit a Participant would otherwise accrue would produce an Annual Benefit in excess of the Maximum Retirement Benefit, the rate of accrual will be reduced so that the Annual Benefit will equal the Maximum Retirement Benefit.

         a. Annual Benefit means a retirement benefit under the Plan that is payable annually in the form of a straight life annuity.

                   i.  The  Annual  Benefit   does  not  include  any   benefits
                       attributable to employee contributions.

                  ii. A benefit payable in a form other than a straight life annuity must be adjusted to an Actuarially Equivalent straight life annuity before applying the limitations of this Article. For Limitation Years beginning before January 1, 1995, such Actuarially Equivalent straight life annuity is equal to the greater of the annuity bene-fit computed using the interest rate specified in the Plan for adjusting benefits in the same form or 5 per-cent. For Limitation Years beginning after December 31,
                       1994, the Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting bene-fits in the same form, and the annuity benefit computed using a 5 percent interest rate assumption and the Appli-cable Mortality Table (defined in Section 2.03(c) of the Plan). In determining the Actuarially Equivalent straight life annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviv-ing spouse), the Applicable Interest Rate (defined in
                       Section 2.09 of the Plan) will be substituted for "a 5 percent interest rate assumption" in the preceding sentence.

         b. Maximum Retirement Benefit means the lesser of:

                   i.  The Defined Benefit Dollar Limitation; or

                  ii. The Participant's highest average compensation. For purposes of the preceding sentence, "highest average compensation" means the average Limitation Year Compen-sation for the three consecutive Limitation Years that produces the highest average for the Participant. The actual number of Limitation Year shall be used for Participants who have been employed for less than three consecutive Limitation Years. In the case of a Partici-pant who has separated from service, the Participant's highest average compensation will be automatically adjusted by multiplying such compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The adjusted compensa-tion amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

         c. Actuarial Increase of Defined Benefit Dollar Limitation: In the case of a benefit that begins after the Participant attains his Social Security Retirement Age, the Defined Benefit Dollar Limitation, as reduced under subsection (e) if necessary, shall be actuarially increased, using (in Limitation Years beginning before January 1, 1995) an interest rate that is the lesser of five percent or the interest rate specified in the first paragraph of
Section 2.03. For Limitation Years beginning after December 31, 1994, the equivalent annual benefit beginning after Social Security Retirement age shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining actuarial equivalence for delayed retirement benefits, and the equivalent annual benefit computed using a 5 percent interest rate assumption and the Applicable Mortality Table as defined in Section 2.03(c) of the Plan.

         d. Actuarial Decrease of Defined Benefit Dollar Limitation:

                   i. If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the Defined Benefit Dollar Limitation as reduced under subsection (e) if necessary, shall be determined as follows:

                         A. If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by re-ducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                         B. If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for bene-fits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

                  ii. If the Annual Benefit of a Participant commences prior to age 62, the Defined Benefit Dollar Limitation shall be the actuarial equivalent of the Defined Benefit Dollar Limitation for age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. To determine act-arial equivalence in Limitation Years that begin before January 1, 1995, the interest rate assumption shall be the greater of the rate specified in the first paragraph of Section 2.03 or five percent. For Limitation Years that begin after December 31, 1994, the annual benefit beginning prior to age 62 shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits, and the equivalent annual benefit computed using a five per-cent interest rate and the Applicable Mortality Table as defined in Section 2.03(c) of the Plan. Any decrease in the adjusted Defined Benefit Dollar Limitation deter-mined in accordance with this subsection (ii) shall not reflect any mortality decrement to the extent that bene-fits will not be forfeited upon the death of the Participant.

         e.       Reduction of Maximum Retirement Benefit:

                   i. If a Participant has less than ten Years of Participation, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, the numerator of which is the number of Years of Participation (or part thereof), and the denominator of which is ten. To the extent provided in Regulations or othe guidance issued by the Internal Revenue Service, he preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

                  ii. If the Participant has less than ten Years of Service, the compensation limitation in subsection (b)(ii) shall be multiplied by a fraction, the numerator of which is the Participant's number of Years of Service (or part there-of), and the denominator of which is ten.

                 iii. The adjustments of this subsection (e) shall be applied in the denominator of the Defined Benefit Fraction based upon Years of Service. For purposes of computing the De-fined Benefit Fraction only, Years of Service shall include future Years of Service (or part thereof) commen-cing before the Participant's Normal Retirement Age.
                       Such future years shall include the year that contains the date the Participant reaches Normal Retirement Age, only if it can reasonably be anticipated that the Participant will receive a Year of Service for such year, or the year in which the Participant terminates employment, if earlier.

         12.03  Deemed Satisfaction of Maximum Retirement Benefit Limitation.

                   i. The Maximum Retirement Benefit limitation shall be deemed satisfied if the aggregate Annual Benefits payable to a Participant under this Plan and all other defined Benefit plans of the Employer do not exceed $10,000.

                  ii. This deeming provision shall apply to a Participant if he has not at any time participated in a defined contribu-tion plan maintained by the Employer (or in a welfare benefit pla n under Code Section 419(e) or an individual medical account under Code Section 415(l)(2)). For pur-poses of this subsection, a defined benefit plan that provides for employee contributions, which are treated as annual additions, does not constitute the maintenance of a separate defined contribution plan maintained by the Employer.

         12.04    Maximum Retirement Benefit for Multiple Plans.

         a. Multiple Defined Benefit Plans: If a Participant has ever been covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's Annual Benefits from all such plans shall not exceed the Maximum Retirement Benefit. The Employer shall reduce and, if necessary, freeze the accrual of benefits under this Plan to the extent necessary to meet this limitation.

         b. Defined Benefit Plan and Defined Contribution Plan: For Limitation Years beginning before January 1, 2000, if a Participant is or has been covered by a defined contribution plan maintained by the Employer (including a welfare benefit fund, as defined in Code Section 419(e) or an individual medical account as defined in Code Section 415(l)(2)), the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction, as defined below, shall not exceed 1.0 in any Limitation Year.

                   i. Defined Benefit Fraction: The numerator of the Defined Benefit Fraction is the sum of the Participant's "pro-jected annual benefits" under all defined benefit plans of the Employer (whether or not terminated). The denom-inator is the lesser of 1.25 times the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code and in accordance with Section 12.02(e) above, or 1.4 times the Participant's "highest average compensation," including any adjustments under
                       Section 415(b) of the Code. In determining the Defined Benefit Fraction:

                         A. "Projected annual benefit" means the annual retire-ment benefit (adjusted to an actuarially equivalent straight life annuity, if such benefit is expressed in a form other than a straight life annuity, or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan, assuming that: (1) The Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (2) The Participant's Compensation for the current
                             Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                         B.  "Highest average compensation" is defined in
                             Section 12.02(b)(ii).

                         C. Notwithstanding the preceding provisions, if a Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in a defined benefit plan main-tained by the Employer which was in existence on May 6, 1986, the denominator of the fraction will not be less than 125 percent of the sum of the annual benefits under such plan, which the Partici-pant had accrued as of the close of the last Limi-tation Year beginning before January 1, 1987, dis-regarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sen-tence applies only if any such defined benefit plans, individually and in the aggregate, satis-fied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                  ii. Defined Contribution Fraction: The numerator of the Defined Contribution Fraction is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether o not termi-nated) maintained by the Employer for the current and all prior Limitation Years. The denominator is the sum of the "maximum aggregate amounts" for the current and all prior Limitation Years of Service with the Employer regardless of whether a defined contribution plan was maintained by the Employer. In determining the Defined Contribution Fraction:

                         A. "Maximum aggregate amount" means the lesser of (1) 125 percent of the defined contribution dollar limitation, determined in accordance with Code Sections 415(c) and (d), or (2) 35 percent of the Participant's Limitation Year Compensation for such year.

                         B. If the Participant was a Participant as of the first
                             day of the first Limitation Year beginning after December 31, 1986, in one or more defined contri-bution plans of the Employer, which were in exis-tence on May 6, 1986, the numerator of the fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed
                             1.0 under the terms of this Plan. Under the adjust-ment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times
                             (2) the denominator of this fraction will be permanently subtracted from the numerator of the fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the code Section 415 limita-tion applicable to the first Limitation Year begin-ning on or after January 1, 1987.

                 iii. Adjustment: If the sum of the Defined Benefit Fraction and the Defined Contribution Fraction exceeds 1.0 in any Limitation Year for a Participant, the Plan Administrator shall adjust the numerator of the Defined Benefit Fraction, so that the sum of the fractions for the Participant does not exceed 1.0 in any Limitation Year.

                  iv. Super Top-Heavy Rules: In applying the above rules, if the Plan i s a Super Top-Heavy Plan, the denominators of both the Defined Benefit Fraction and the Defined Con-tribution Fraction shall be adjusted as provided in
                       Article XV.

         12.05  Exceptions to the Maximum Retirement Benefit Limitation.

         a. The Maximum Retirement Benefit of a Participant, who was a Participant in one or more defined benefit plans of the Employer on July 1, 1982, shall not be less than the Participant's Accrued Benefit as of the end of the last Plan Year beginning prior to January 1, 1983.

         b. The Maximum Retirement Benefit for a Participant, who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, shall not be less than the Participant's "Current Accrued Benefit," as defined in subsection
(c) below. The preceding sentence applies only if such defined benefit plans met the requirements of Section 415 of the Code, for all Limitation Years beginning before January 1, 1987.

         c. "Current Accrued Benefit" means a Participant's Accrued Benefit, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an Annual Benefit. In determining the amount of a Participant's Current Accrued Benefit, changes in the Plan and cost-of-living adjustments that occur after May 5, 1986 shall be disregarded.

         d. In the case of a Participant who was a Participant in one or more defined benefit plans of the Employer as of January 1, 1995, the application of the limitations of this Article shall not cause the Maximum Retirement Benefit for the Participant under all such defined benefit plans to be less than the individual's accrued benefit under the terms of the plan as of September 1, 1997, taking into account the limitations of Code Section 415, as in effect on December 7, 1994, but disregarding any Plan amendments increasing benefits after September 1, 1997 and any cost of living adjustments that become effective after September 1, 1997. For purposes of this Section, a Participant's accrued benefit as of September 1, 1997 is not increased after that date, but if the limitations of Code Section 415, as in effect on December 7, 1994, are less than the limitations that were applied to determine the Participant's accrued benefit as of September 1, 1997, then the Participant's accrued benefit as of that date will be reduced in accordance with such reduced limitation. If, at any date after September 1, 1997, the Participant's total Plan benefit, before the application of Code Section 415, is less than the Participant's accrued benefit as of September 1, 1997, the benefit as of that date will be reduced to the Participant's total Plan benefit. Determinations under Code Section 415(b)(2)(E) that are made before January 1, 1995 shall be made with respect to a Participant's benefit as of September 1, 1997 on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994, and the provisions of the Plan as in effect on that date, but only to the extent such provisions of the Plan meet the requirements of Code Section 415(b)(2)(E) as so in effect.

         12.06 Increases in the Maximum Retirement Benefit. Notwithstanding the foregoing of this Article XII, and to the extent permitted by Code Section 415, the Maximum Retirement Benefit shall be increased each Plan Year beginning July 1, 1995 to reflect cost-of-living adjustments in the limits imposed by Code
Section 415. In no event, however, shall the benefit payable to or on behalf of a Participant exceed the benefit which is otherwise payable under the Plan.

                                  ARTICLE XIII

                       QUALIFIED DOMESTIC RELATIONS ORDERS
                       -----------------------------------

         13.01 General. Notwithstanding the restriction against alienation and assignment stated in Article XVI, the Plan Administrator shall comply with the terms of any Qualified Domestic Relations Order.

         13.02 Required Provisions. A Domestic Relations Order is a Qualified Domestic Relations Order only if it clearly specifies:

         a. The name and the last known mailing address (if any) of the Partici-pant an the name and mailing address of each Alternate Payee covered by the order;

         b. The amount or percentage of the Participant's benefits that the Plan shall pay to each Alternate Payee, or the manner in which the amount or percentage is to be determined;

         c. The number of payments or period to which the order applies; and

         d. Each plan to which the order applies.

Notwithstanding the preceding provisions, a Domestic Relations Order that does not provide the specified address information can be a Qualified Domestic Relations Order, if the Plan Administrator has the necessary information from other sources.

         13.03 Prohibited Provisions. A Domestic Relations Order is a Qualified Domestic Relations Order only if it:

         a. Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, except as stated in Section
13.04 below;

         b. Does not require the Plan to provide increased benefits determined on the basis of actuarial value; and

         c. Does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under an order previously determined to be a Qualified Domestic Relations Order.

         13.04  Exception for Certain Payments Made after Earliest Retirement
                Age.

         a. A Domestic Relations Order shall not be treated as failing to meet the requirements of Section 13.03(a), solely because the order requires payment to an Alternate Payee:

                   i. In the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the "earliest retirement age" as defined in subsection (b) below;

                  ii. As if the Participant had retired on the date on which payment is to begin under the order; and

                 iii. In any form in which benefits may be paid under the Plan to the Participant.

         b. For purposes of this Section, the term "earliest retirement age" means the earlier of:

                   i. The date on which the Participant is entitled to a dis-tribution under the Plan; or

                  ii.  The later of:

                         A.  The date the Participant attains age 50; or

                         B. The earliest date on which he Participant could receive Plan benefits if he had separated from service with the Employer.

         13.05  Plan Procedures with Respect to Domestic Relations Orders.

         a. The Plan Administrator shall apply the procedures in this Article, and may adopt additional appropriate procedures, to determine the qualified status of Domestic Relations Orders it receives and to administer distributions under Qualified Domestic Relations Orders.

         b. The Plan Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of the Domestic Relations Order, and provide them with copies of the procedures the Plan will use in determining the qualified status of the order. If addresses are not specified in the order, the Plan Administrator shall send notices to the last known addresses of these parties. The Participant and any Alternate Payee may designate a representative to receive copies of future communications from the Plan Administrator regarding the order, by submitting a written request to the Plan Administrator.

         c. Within a reasonable period after receiving a Domestic Relations Order, the Plan Administrator shall determine whether it is a Qualified Domestic Relations Order and shall notify the Participant, each Alternate Payee and any designated representatives of the determination.

         d. During the period in which the issue of qualified status is being determined by the Plan Administrator, by a court of competent jurisdiction, or otherwise, the Plan Administrator shall separately account for the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. The separate accounting is for recordkeeping and a segregation of Fund assets is not required. The separately accounted amounts shall be treated in the following manner:

                   i. If the Domestic Relations Order (or a modification of it) is determined to be a Qualified Domestic Relations Order within 18 months of the date on which the first payment would be required to be made under the order, the Plan Administrator shall pay the amounts (including any interest) to the person or persons entitled to the pay-ment.

                  ii. If the Domestic Relations Order is determined not to be a Qualified Domestic Relations Order or the issue is not resolved, within the 18-month period specified above, the Plan Administrator shall pay the amounts (including any interest) to the person or persons who would have been entitled to the amounts if there had been no order. In applying this provision, the Plan Administrator may delay payments for the full 18-month period, even if an earlier determination of non-qualified status is made, if the Plan Administrator has notice that the parties are attempting to remedy the order's deficiencies.

                 iii. Any determination of qualified status that is made after the close of the 18-month period shall be applied pro-spectively only.

                                   ARTICLE XIV

                        AMENDMENT, MERGER AND TERMINATION
                        ---------------------------------

         14.01 Amendment.

         a. The Board of Directors of NBT Bancorp, Inc. may amend the Plan at any time, and from time to time, pursuant to written resolutions and written amendments. However, no amendment shall have the effect of reducing the Accrued Benefit of any Participant, except to the extent permitted under Section 412(c)(8) of the Code.

         b. For purposes of this Section, a Plan amendment that has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Benefits.

         c. In the case of a retirement-type subsidy, subsection (b) shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include qualified disability benefits, a medical benefit, a Social Security supplement, or a death benefit (including life insurance).

         d. No amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

         14.02  Termination of Plan and Trust.

         a. The Employer contemplates that the Plan shall be permanent and that the Employer shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Board of Directors of NBT Bancorp, Inc. reserves the right to terminate either the Plan, or both the Plan and the Trust, at any time, pursuant to written resolutions and written amendments.

         b. If the Board of Directors of NBT Bancorp, Inc. makes a determination to terminate the Plan and Trust, they shall be terminated as of the date specified in certified copies of resolutions delivered to the Plan Administrator and the Trustee.

         14.03 Benefits upon Termination and Partial Termination. In the event of a termination or partial termination of the Plan, any affected Participant's Accrued Benefit shall be nonforfeitable as of the date of such event to the extent funded. On termination of the Plan, the Trustee will liquidate the assets held in the Fund. After payment of all expenses of liquidation, the Plan Administrator shall allocate the remainder of the Fund assets among Participants and Beneficiaries entitled to benefits, and cause them to be distributed by the Trustee, in accordanc with Section 4044 and other applicable provisions of ERISA. Any residual assets of the Plan remaining after the above allocation and distribution shall revert to the Employer, provided that all liabilities of the Plan have been satisfied.

         14.04  Restriction of Benefits to Certain Highly Compensated Employees.

         a. In  General:  In the event of Plan  termination,  the benefit of any
Highly   Compensated   Employee   shall  be  limited   to  a  benefit   that  is
nondiscriminatory under Code Section 401(a)(4).

         b. Before January 1, 1992: For Plan Years beginning before January 1, 1992, Employer contributions to the Plan shall be restricted, pursuant to subsection (c) below, if:

                  (i) The contributions may be used to benefit any of the 25 Highly Compensated Employees with the greatest Limita-tion Year Compensation, whose anticipated Annual Benefit exceeds $1,500, and

                 (ii) Within 10 years of its establishment, (A) the Plan is terminated or (B) the benefits of any Highly Compensated Employee, described in (i) above, become payable.

         c. Restriction: As required by subsection (b) above, Employer contributions shall not exceed the greater of (i) $20,000 or (ii) 20 percent of the first $50,000 of the Highly Compensated Employee's Compensation times (A) the number of years from the date the Plan was established until, (B) the date the Plan is terminated or the date the benefits become payable under subsection
(b)(ii)(B) above, whichever is applicable.

         d. After December 31, 1991: Except as provided in (i) and (ii) below, for Plan Years beginning on or after January 1, 1992, the annual payments to a Participant who is one of the 25 Highly Compensated Employees with the greatest Limitation Year Compensation are restricted to an amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and other Plan benefits, within the meaning of Regulation 1.401(a)(4)-5(b)(3). However, benefits need not be restricted if:

                  (i) After payment of all benefits to the group of Highly Compensated Employees described in subsection (b) above, the value of the Plan assets equals or exceeds 110 per-cent of the value of current liabilities, as defined in Code Section 412(l)(7); or

                 (ii) The value of the benefits for said group of Highly Compensated Employees is less than one percent of the value of current liabilities.

For purposes of this Section, "benefit" includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

         e. Notwithstanding the restrictions in subsection (b), an Employee's benefit may be distributed in full upon his depositing with an acceptable depository, property having a fair market value equal to 125 percent of the amount which would be repayable had the Plan terminated on the date of the distribution. If the fair market value of the property held by the depository falls below 110 percent of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125 percent of such amount shall be deposited.

         14.05 Merger, Consolidation or Transfer of Assets. Neither the Plan nor the Trust may be merged with any other plan or trust unless each Participant would receive a benefit immediately after the merger that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, if the Plan had then terminated. The preceding sentence shall also apply to a consolidation or transfer of assets.

                                   ARTICLE XV

                             TOP-HEAVY REQUIREMENTS
                             ----------------------


         15.01  General Rules.

         a. Notwithstanding any other Plan provisions to the contrary, the Top-Heavy Rules of this Article shall become effective for any Plan Year beginning after December 31, 1983 in which the Plan is a Top-Heavy Plan. The provisions of Section 416 of the Code and implementing Regulations are hereby incorporated by reference and control the application of this Article.

         b. As stated in Article II in defining "Compensation," not more than $200,000 of Compensation (adjusted by the Adjustment Factor) is taken into account under the Plan for a Participant, for any Plan Year beginning after December 31, 1988. This $200,000 limitation, without any adjustment, shall also apply for any earlier Plan Year in which the Plan is Top-Heavy.

         c. As further set forth in this Article (and the Code and Regulations), the Top-Heavy Rules mean that:

                   i. Whether the Plan is Top-Heavy, or Super Top-Heavy shall be determined by finding the Top-Heavy Ratio in accor-dance with Section 15.02.

                  ii. If the Plan is Top-Heavy or Super Top-Heavy for a Plan Year, the Minimum Vesting Schedule in Section 15.03 shall become applicable and Non-Key Employees must accrue a Minimum Required Benefit as provided in Section 15.04.

                 iii. If the Plan is Super Top-Heavy for a Plan Year, the provisions of Section 15.05 shall apply in determining the Maximum Retirement Benefit under Article XII if the Employer also maintains a defined contribution plan.

         d. Notwithstanding the preceding provisions or any other provisions of the Plan, the requirements in Sections 15.03 and 15.04 shall not apply to Employees covered by a collective bargaining agreement.

         15.02  Determination of Top-Heaviness.

         a. Top-Heavy Plan: The Plan shall be considered a Top-Heavy Plan for a Plan Year if the Top-Heavy Ratio exceeds 60 percent, applying the principles in subsection (c).

         b. Super Top-Heavy Plan: The Plan shall be considered a Super Top-Heavy Plan for a Plan Year if the Top-Heavy Ratio exceeds 90 percent, applying the principles in subsection (c).

         c. Top-Heavy Ratio: The Top-Heavy Ratio shall be determined in accordance with the following principles.

                   i. Determination Date: The Top-Heavy Ratio is determined as of the Determination Date, which is the last day of the preceding Plan Year (except for the first Plan Year). For example, if the Top-Heavy Ratio exceeds 60 percent on the last day of the 1989 Plan Year, the Plan is Top-Heavy for the 1990 Plan Year.

                  ii. Valuation Date: Benefits shall be valued as of the most recent valuation date during the twelve-month period end-ing on the Determination Date.

                 iii. Prior Distributions: The present value of an Accrued Benefit includes any distribution with respect to the Participant during the five-year period ending on the Determination Date. This includes distributions to Bene-ficiaries and distributions before the 1984 Plan Year when the Top-Heavy Rules became effective.

                  iv. Key Employee Status: As defined in Article II, an Employee is considered a Key Employee if he is a Key Employee at any time during the Plan Year containing the Determina-tion Date or the four preceding Plan Years. If a Key Employee ceases to be a Key Employee but continues to be employed, he will be treated as a Non-Key Employee after the last year in which he must be considered a Key Employee under the preceding sentence. As of that date, his Accrued Benefits will be disregarded in compu-ting the numerator and denominator of the Top-Heavy Ratio

                   v. Required Aggregation of Plans: If the Plan is part of a Required Aggregation Group, the Top-Heavy Ratio must be determined by considering all plans in the group. A Required Aggregation Group consists of all qualified plans of the Employer and any Affiliated Employer in which at least one Key Employee participates or partic-
                       ipated   at  anytime  during  the determination period

                       (regardless of whether the plan has terminated), and any other plans that enable a plan with a Key Employee to satisfy the nondiscrimination rules of Section 401(a)
                       (4) or Section 410 of the Code.

                         A. Except as may otherwise be allowed under the permis-
                            sive aggregation rule of subsection (vi) below, each plan in the group shall be considered Top-Heavy if the Top-Heavy Ratio for the group exceeds 60 percent. Conversely, if the Top-Heavy Ratio is 60 percent or less, no plan in the Required Aggregation Group shall be considered Top-Heavy.

                         B. If the Employer (or an  Affiliated  Employer)  main-
                            tains one or more defined benefit plans and the Employer (or an Affiliated Employer) maintains or has maintained one or more defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the Determination Date(s) has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as approp-riate is a fraction, the numerator of which is the sum of the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees, determined as above, and the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the present value of accrued benefits under the defined benefit plan or plans for all Participants, determined as above, and the account balances under the aggregated defined contribution plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the Regu-lations thereunder. The account balances under a defined contribution plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an account balance made in the five-year period ending on the Determination Date. Actuarial assumptions must be identical for all defined benefit plans tested for Top-Heavy purposes.

                         C. For  Top-Heavy purposes, the  accrued  benefit  of a
                            Participant  other  than  a  Key  employee  shall be
                            determined   under  (I)  the  method,  if any,  that
                            uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer (or an Affiliated Employer), or (II) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)
                            (C).

                  vi. Permissive Aggregation Group: The Employer may, but is not
                      required to, determine the Top-Heavy Ratio on the basis of a Permissive Aggregation Group.

                        A. A Permissive Aggregation Group consists of all plans in a Required Aggregation Group, plus other plans that satisfy the nondiscrimination requirements of Code Sections 401(a) (4) and 410, when considered with the Required Aggregation Group.

                        B. If the Top-Heavy Ratio for the Permissive Aggregation
                            Group is 60 percent or less, no plan in the group is Top-Heavy. If the Top-Heavy Ratio is greater than 60 percent, the Top-Heavy Rules apply to those plans that are part of the Required Aggregation Group, but not to the other plans which were permissively aggregated.

                  vii. Transfer  Amounts:  Rollover amounts and any plan-to-plan transfer amounts held under any other plan, shall be taken into account in determining the Top-Heavy Ratio only if required by the following rules:

                         A. If a transfer is initiated by the Employee and made
                            between plans maintained by different employers, the transferring plan continues to count the transferred amount under the rules for counting distributions. The receiving plan does not count the amount if accepted after December 31, 1983, but does count the amount if accepted prior to January 1, 1984.

                         B. If  the transfer is not initiated by the Employee or
                            if it is made to a plan maintained by the same employer, the transferring plan shall no longer count the amount transferred and the receiving plan shall count the amount transferred.

                         C. For   purposes   of   this  subsection,   Affiliated
                            Employers shall be treated as the same employer.

         15.03  Vesting in Employer Contributions under a Top-Heavy Plan.

         a. Except as provided in Section 15.01(d), for any Plan Year that the Plan must be considered Top-Heavy, a Participant's vested interest in his Accrued Benefit derived from Employer contributions shall be determined in accordance with the following Minimum Vesting Schedule rather than the vesting schedule in Article V. As an exception, the Participant shall remain under his previous vesting schedule to the extent provided in Article V.

         b. The Minimum Vesting Schedule is:

                  Years of Service                      Vested Percentage
                  --------------------------------------------------------

                  Less than 3 years                           0%
                  3 years or more                             100%

         c. Once applicable for a Plan Year, the Minimum Vesting Schedule applies to benefits accrued before and after the Plan became Top-Heavy (including benefits that accrued before the 1984 Plan Year when the Top-Heavy Rules became effective).
Notwithstanding the preceding sentence:

                   i. Accrued Benefits of a Participant who does not have an Hour of Service after the Plan becomes Top-Heavy shall not be subject to the Minimum Vesting Schedule; and

                  ii. Accrued Benefits which were forfeited before the Plan became Top-Heavy do not vest.

         d. The vesting schedule in Article V shall again become applicable for benefits that accrue during Plan Years after the Plan ceases to be Top-Heavy. However, if this change in vesting schedule occurs:

                   i. The vested percentage of a Participant in benefits that accrued before the Plan ceased to be Top-Heavy shall not be reduced; and

                  ii. Participants described in Section 5.04 shall be given the option to remain under the Minimum Vesting Schedule, even for Plan Years after the Plan is no longer Top-Heavy, in accordance with the procedures described in that Article.

         15.04  Minimum Required Benefit.

         a. In General: Except as provided in Section 15.01(d), if the Plan becomes Top-Heavy, the Accrued Benefit derived from Employer contributions of a Non-Key Employee must at least equal the Minimum Required Benefit described in this Section.

         For a Top-Heavy Plan Year, the requirement applies to each Non-Key Employee with 1000 or more Hours of Service in the Accrual Computation Period, even though the Non-Key Employee would not otherwise have received an accrual, or would have received a lesser accrual because (i) his Compensation is less than a specified level, or (ii) he is not employed on the last day of the Plan Year.

         b. Minimum Required Benefit Formula: The Minimum Required Benefit is a benefit, provided solely by Employer contributions (and not integrated with Social Security benefits) which, when expressed as a life annuity commencing at Normal Retirement Age, equals the lesser of:

                   i. Two percent of the Participant's Top-Heavy Average Com-pensation multiplied by the Participant's Top-Heavy Years of Service; or

                  ii. 20 percent of the Participant's Top-Heavy Average Compen-sation.

         c. Definitions:  In applying the formula in subsection (b):

                   i. Top-Heavy Years of Service means Years of Service, but disregarding any Vesting Year of Service completed in a Plan Year beginning before 1984, or any Vesting Year of Service if the Plan was not Top-Heavy for any Plan Year ending during that Vesting Year of Service.

                  ii. Top-Heavy Average Compensation means Limitation Year Com-pensation, averaged over the period of five consecutive calendar years (or fewer if the total years which can be considered under this subsection is less than five) which produces the highest average. To determine this period, the following are excluded:

                         A. Years for which the Non-Key Employee did not earn a Vesting Year of Service;

                         B. Years ending within a Plan Year beginning before January 1, 1984;

                         C.  Years excluded from Top-Heavy Years of Service; and

                         D. Years beginning after the close of the last Plan Year in which the Plan was Top-Heavy.

         d. Employer-Derived Benefits: All accruals of benefits derived from Employer contributions, whether or not attributable to Plan Years for which the Plan is Top-Heavy shall be considered in determining whether a Non-Key Employee has an Accrued Benefit which equals the Minimum Required Benefit.

         e. Non-Key Employee in Defined Contribution Plan: If a Non-Key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group that is Top-Heavy, the Minimum Required Benefit shall be provide under this Plan. For any Plan Year when the Plan is Top-Heavy, but not Super Top-Heavy, the Minimum Required Benefit for such Non-Key Employee shall be determined by substituting three percent for two percent, and 30 percent for 20 percent, in the formula in subsection (b) above.

         15.05  Maximum Annual Benefit under a Super Top-Heavy Plan.

         a. If the Plan is Super Top-Heavy for any Plan Year, then for purposes of the Code Section 415 limitation, described in Article XII, the dollar limitations in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Fraction shall each be multiplied by 1.0, not 1.25.

         b. If the reduction to 1.0 under subsection (a) would cause a Participant to exceed the combined limit on contributions and benefits under Code Section 415, the application of subsection (a) shall be suspended as to such Participant until such time as he no longer exceeds the combined limitation, as modified by subsection (a). During such a suspension period, the Participant will not accrue any benefits under this or any other defined benefit plan of the Employer and or receive contributions (or forfeitures) under any defined contribution plan of the Employer or an Affiliated Employer.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         16.01 No Alienation or Assignment. The right of any Participant or Beneficiary to any benefit or payment under the Plan or Trust shall not be subject to voluntary or involuntary transfer, alienation or assignment. Further, to the fullest extent permitted by law, the right shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. In the event a Participant or Beneficiary attempts to assign, transfer or dispose of a right under the Plan, or if any attempt is made to subject the right to such process, the assignment, transfer or disposition shall be null and void.

         16.02 Adoption of Plan by Another Employer. Any other employer, whether an Affiliated Employer or not, may, with the approval of the Board of Directors of NBT Bancorp, Inc., adopt this Plan pursuant to appropriate written resolutions of its board of directors. The adopting employer shall also execute such documents with the Trustee as may be necessary to make the other employer a party to the Trust. As part of its adopting resolutions, the other employer shall delegate authority to amend and terminate the Plan to the Board of Directors of NBT Bancorp, Inc. The National Bank and Trust Company, by its adoption and execution of this document, is deemed to have made the foregoing delegation.

         16.03 Status of Employment Relations. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between the Employer and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing contained in the Plan shall be deemed (a) to give to any Employee the right to be retained in the employ of the Employer, (b) to affect the right of the Employer to discipline or discharge any Employee at any time, (c) to give the Employer the right to require any Employee to remain in its employ, or (d) to affect any Employee's right to terminate his employment at any time.

         16.04 Benefits Payable by Trust. All Benefits payable under the Plan shall be paid or provided for solely from the Trust. The Employer assumes no liability or responsibility for the payments.

         16.05 Failure of Qualification.

         a. The establishment of the Plan and Trust by the Employer is contingent upon obtaining the initial approval of the Internal Revenue Service. Notwithstanding any other provision of the Plan, in the event that the Internal Revenue Service fails to approve the Plan, the Trustee shall liquidate the Trust by paying all expenses and returning all remaining assets to the Employer as soon as administratively feasible. In no event shall this process be completed later than one year after the date of the final denial of qualification of the Plan, including the final resolution of any appeals before the Internal Revenue Service or the courts. The Trust shall terminate upon completion of these "wind up" procedures.

         b. Contributions shall be returned to the Employer pursuant to Section 10.04(b).

         16.06 Increases in Social Security Benefits. Increases in Social Security benefits or the taxable wage base subsequent to a Participant's termination of employment or Retirement shall not cause a reduction in benefits under the Plan.

         16.07 Headings Not Part of This Plan. Headings of Articles and Sections are inserted only for convenience of reference, and shall not be considered in construing the Plan.

         16.08 Gender and Number. Unless the context clearly requires a different meaning, the use of the masculine pronoun includes the feminine gender, and the singular number includes the plural (and vice versa).

         16.09 Applicable Law. The Plan and Trust shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of New York, unless preempted by federal law.

               NBT Bancorp, Inc. and NBT Bank, N.A. have caused this Plan to be signed by duly authorized officers on this

13th            day of       November                           1998.
---------------        ----------------------------------------



                                        NBT BANCORP, INC.

                                        By:  /S/  John D Roberts

                                        Title: Vice President and Secretary


                                        NBT BANK, N.A.

                                        By: /S/  Jane E Neal

                                        Title: Senior Vice President

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